Registration Nos:     2-62492
                                                                       811-2865
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ X ]

                         Pre Effective Amendment No.                       [   ]
                         Post Effective Amendment No. 46                   [ X ]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ X ]

                                Amendment No. 44                           [ X ]

                                COLONIAL TRUST IV
                                -----------------
               (Exact Name of Registrant as Specified in Charter)
                One Financial Center, Boston, Massachusetts 02111
                -------------------------------------------------
                     (Address of Principal Executive Office)

                                 (617) 426-3750
              (Registrant's Telephone Number, Including Area Code)

Name and Address of Agent for Service:         Copy to:
--------------------------------------         --------
Arthur O. Stern, Esquire                       John M. Loder, Esquire
Colonial Management Associates, Inc.           Ropes & Gray
One Financial Center                           One International Place
Boston, Massachusetts  02111                   Boston, Massachusetts  02110-2624

It is proposed that this filing will become effective (check appropriate box):
[   ]  immediately upon filing pursuant to paragraph (b).
[ X ]  on August 1, 1997 pursuant to paragraph (b).
[   ]  60 days after filing pursuant to paragraph (a)(2).
[   ]  on (date) pursuant to paragraph (a)(1) of Rule 485.
[   ]  75 days after filing pursuant to paragraph (a)(2).
[   ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[   ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       DECLARATION PURSUANT TO RULE 24f-2

      The Registrant has registered an indefinite number of its shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On January 28, 1997, the Registrant filed a Rule 24f-2 Notice in respect to its series which had fiscal years ending on November 30, 1996. On August 26, 1996 the Registrant, on behalf of its Colonial Municipal Money Market Fund (formerly known as Colonial Tax-Exempt Money Market Fund) series filed a Rule 24f-2 Notice in respect of the series' fiscal year ended June 30, 1996.

                     MASTER FUND/FEEDER FUND REPRESENTATION

      This Registration Statement includes the Prospectus and Statement of Additional Information for the Colonial Municipal Money Market Fund, which uses a master fund/feeder fund structure. In accordance with SEC requirements, the master fund has executed this Registration Statement.

                                COLONIAL TRUST IV

                              Cross Reference Sheet

                            Colonial Tax-Exempt Fund

                        Colonial Tax-Exempt Insured Fund

                      Colonial Intermediate Tax-Exempt Fund



Item Number of Form N1A   Location or Caption in Prospectus
-----------------------   ---------------------------------

Part A
------

   1.                     Cover Page

   2.                     Summary of Expenses

   3.                     The Funds' Financial History

   4. The Funds' Investment Objectives; Organization and History; How the Funds Pursue their Objectives and Certain Risk Factors

   5. Cover Page; How the Funds are Managed; Organization and History; The Funds' Investment Objectives; Back Cover

   6.                     Organization and History; Distributions and Taxes;
                          How to Buy Shares

   7.                     Cover Page; Summary of Expenses; How to Buy Shares;
                          How the Funds Value their Shares; 12b-1 Plan; Back
                          Cover

   8. Summary of Expenses; How to Sell Shares; How to Exchange Shares; Telephone Transactions

   9.                     Not Applicable

March 31, 1997; Revised August 1, 1997                          TE-01/916D-0897


COLONIAL TAX-EXEMPT FUND

COLONIAL TAX-EXEMPT INSURED FUND

COLONIAL INTERMEDIATE
TAX-EXEMPT FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in each of these mutual funds may suit your unique needs, time horizon and risk tolerance.

Each of Colonial Tax-Exempt Fund (the Tax-Exempt Fund), Colonial Tax-Exempt Insured Fund (the Insured Fund) and Colonial Intermediate Tax-Exempt Fund (the Intermediate Fund) (each a Fund and collectively, the Funds) is a diversified portfolio of Colonial Trust IV (Trust), an open-end management investment company. The Tax-Exempt Fund and the Insured Fund each seek as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds (the Tax-Exempt Fund) and insured municipal bonds (the Insured Fund). The Intermediate Fund seeks as high a level of after-tax total return as is consistent with moderate volatility, by pursuing current income exempt from federal income tax and opportunities for appreciation from a portfolio primarily invested in investment grade, intermediate-term municipal bonds. See "How the Funds Pursue Their Objectives and Certain Risk Factors" for a detailed discussion of the nature and limitations of portfolio insurance for the Insured Fund.


Each Fund is managed by the Adviser, an investment adviser since 1931. This Prospectus explains concisely what you should know before investing in each of the Funds. Read it carefully and retain it for future reference. More detailed information about the Funds is in the March 31, 1997; Revised August 1, 1997 Statement of Additional Information which, has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

Each Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years (the Tax-Exempt Fund and the Insured Fund) or four years (the Intermediate
Fund) after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."

Contents                                                      Page


Summary of Expenses
The Funds' Financial History
The Funds' Investment Objectives
How the Funds Pursue Their Objectives
  and Certain Risk Factors
How the Funds Measure Their Performance
How the Funds are Managed
How the Funds Value Their Shares
Distributions and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone Transactions
12b-1 Plan
Organization and History
Appendix

----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES
Expenses are one of several factors to consider when investing in a Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of each Fund's shares. See "How the Funds are Managed" and "12b-1 Plan" for more complete descriptions of the Funds' various costs and expenses.

Shareholder Transaction Expenses(1)(2)

                                                                  The Tax-Exempt Fund
                                                                    The Insured Fund                 The Intermediate Fund
                                                                  -------------------                ---------------------
                                                              Class A    Class B    Class C    Class A     Class B      Class C
      Maximum Initial Sales Charge Imposed on a Purchase
         (as a % of offering price)(3)                        4.75%      0.00%(5)   0.00%(5)   3.25%       0.00%(5)     0.00%(5)
      Maximum Contingent Deferred Sales Charge (as a % of
          offering price)(3)                                  1.00%(4)   5.00%      1.00%      1.00%(4)    4.00%        1.00%

     (1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."
     (2) Redemption proceeds exceeding $1,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.
     (3) Does not apply to reinvested distributions.
     (4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

     (5) Because of the distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Funds' Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.


Annual Operating Expenses (as a % of average net assets)

                                            The Tax-Exempt Fund                    The Insured Fund
                                            -------------------                    ----------------
                                   Class A       Class B      Class C     Class A      Class B     Class C
       Management fee              0.52%         0.52%        0.52%       0.55%        0.55%       0.55%
       12b-1 fees                  0.25          1.00         0.85(8)     0.25         1.00        0.70(8)
       Other expenses              0.22          0.22         0.22        0.25         0.25        0.25
                                   ----          ----         ----        ----         ----        ----
       Total operating expenses    0.99%         1.74%        1.59%       1.05%        1.80%       1.50%
                                   ====          ====         =====       ====         ====        =====

                                          The Intermediate Fund
                                          ---------------------
                                   Class A       Class B      Class C
       Management fee              0.00%(6)      0.00%(6)     0.00%(6)
       12b-1 fees                  0.20          0.85         0.40(8)
       Other expenses              0.40(7)       0.40(7)      0.40(7)
                                   ----          ----         -------
       Total operating expenses    0.60%(7)(9)   1.25%(7)(9)  0.80%(7)(9)
                                   ====          ====         ===========

     (6) After fee waiver.
     (7) After expense waiver.

     (8) The Distributor has voluntarily agreed to waive a portion of the Class C share Rule 12b-1 distribution fee so that it will not exceed 0.60% (the Tax-Exempt Fund), 0.45% (the Insured Fund) and 0.20% (the Intermediate Fund), annually. The Distributor may terminate the fee waiver at any time without shareholder approval. See "12b-1 Plan." Absent such fee waiver, the "12b-1 fees" would have been 1.00%, 1.00% and 0.85% and "Total operating expenses" would have been 1.74%, 1.80% and 1.25% for the Class C shares of the Tax-Exempt Fund, the Insured Fund and the Intermediate Fund, respectively.
     (9) Effective August 1, 1995, the Adviser had voluntarily reimbursed the Fund to the extent total Fund expenses (exclusive of 12b-1 fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.40% annually of the Fund's average net assets. This agreement may be revoked at any time. Absent such agreement, the "Management fee" would have been 0.55%, "Other expenses" would have been 0.57% for each Class of shares, and "Total operating expenses" would have been 1.32% for Class A shares and 1.97% for Class B shares and Class C shares.

Example

The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of each Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

                                    The Tax-Exempt Fund                                          The Insured Fund
                                    -------------------                                          ----------------
     Period:      Class A            Class B                  Class C          Class A            Class B              Class C
                               (10)           (11)       (10)       (11)                    (10)         (11)       (10)      (11)
     1 year       $ 57        $68           $ 18        $ 26       $ 16        $58         $ 68        $ 18       $ 25      $ 15
     3 years        78         85             55          50(14)     50(14)     79           87          57         47(14)    47(14)
     5 years       100        114             94          87         87        103          117          97         82        82
    10 years       163        185(12)        185(12)     189        189        170          192(12)     192(12)    179       179

                                     The Intermediate Fund(13)
                                     -------------------------
      Period:        Class A            Class B                   Class C
                                   (10)         (11)         (10)          (11)
      1 year         $ 38          $ 53         $ 13          $18          $ 8
      3 years          51            60           40           26(14)       26(14)
      5 years          65            69           69           44           44
      10 years        105           133(12)      133(12)       99           99



     (10) Assumes redemption at period end.
     (11) Assumes no redemption.
     (12) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.
     (13) Without voluntary fee and expense reduction, the amounts would be $46, $73, $102 and $186 for Class A shares for 1, 3, 5 and 10 years, respectively; $60, $82, $106 and $213 for Class B shares assuming redemptions for 1, 3, 5, and 10 years, respectively; $25, $48, $83 and $181 for Class C shares assuming redemptions for 1,3, 5 and 10 years, respectively, $20, $62, $106 and $213 for Class B shares assuming no redemptions for 1, 3, 5 and 10 years, respectively, and $15, $48, $83 and $181 for Class C shares assuming no redemptions for 1,3,5 and 10 years, respectively. Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.
     (14) Class C shares do not incur a contingent deferred sales charge after one year.

If the Distributor had not agreed to waive a portion of the Class C share distribution fee, amounts for Class C shares in the Example would be as follows:

                     The Tax-Exempt Fund                  The Insured Fund                The Intermediate Fund
                     -------------------                  ----------------                ---------------------
      Period:              Class C                             Class C                           Class C
                     (15)              (16)             (15)            (16)             (15)             (16)
      1 year         $ 28             $ 18              $ 28           $ 18              $ 32             $ 22
      3 years          55               55                57             57                66               66
      5 years          94               94                97             97               114              114
      10 years        205              205               212            212               245              245

     (15) Assumes redemption at period end.
     (16) Assumes no redemption.

--------------------------------------------------------------------------------
THE FUNDS' FINANCIAL HISTORY
--------------------------------------------------------------------------------


The following financial highlights for a share outstanding throughout each period through the year ended November 30, 1996 have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in each Fund's 1996 Annual Report and is incorporated by reference into the Statement of Additional Information. The financial highlights for the period ended May 31, 1997 are unaudited. Each Fund adopted its current investment objective on May 31, 1995. The data presented for periods prior to May 31, 1995 represent operations under earlier investment objectives and policies. No Class C shares were outstanding during the periods shown.


COLONIAL TAX-EXEMPT FUND

                                                                                        CLASS A
                                                 ---------------------------------------------------------------------------------
                                                 (Unaudited)
                                                 Six months
                                                  ended
                                                  May 31                               Year ended November 30
                                                 -----------          ------------------------------------------------------------
                                                      1997              1996          1995          1994      1993           1992
                                                    -------           -------       -------       -------    -------       -------
Net asset value - Beginning of period               $13.550           $13.720       $12.180       $13.920    $13.480       $13.190
                                                    -------           -------       -------       -------    -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.372             0.756         0.771         0.795      0.842         0.913
Net realized and unrealized gain (loss)              (0.217)           (0.171)        1.535        (1.744)     0.451         0.277
                                                    -------           -------       -------       -------    -------       -------
    Total from Investment Operations                  0.155             0.585         2.306        (0.949)     1.293         1.190
                                                    -------           -------       -------       -------    -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.375)           (0.755)       (0.766)       (0.791)    (0.853)       (0.900)
From net realized gains                                --                --            --            --         --             --
From capital paid in                                   --                --            --            --         --             --
                                                    -------           -------       -------       -------    -------       -------
Total from Distributions Declared to Shareholders      --              (0.755)       (0.766)       (0.791)    (0.853)       (0.900)
                                                    -------           -------       -------       -------    -------       -------
Net asset value - End of period                     $13.330           $13.550       $13.720       $12.180    $13.920       $13.480
                                                    =======           =======       =======       =======    =======       =======
Total return (b)                                      1.18%(e)          4.47%        19.35%       (7.08)%      9.80%         9.29%
                                                      =====             =====        ======       =======      =====         =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                              0.97%(c)(f)       0.99%(c)      1.01%(c)      1.01%      1.02%         1.05%
Net investment income                                 5.48%(c)(f)       5.61%(c)      5.82%(c)      6.00%      6.06%         6.81%
Portfolio turnover                                      23%               40%           41%           56%        28%           14%
Net assets at end of period (in millions)            $2,605            $2,818        $3,111        $2,858     $3,357        $2,899
---------------------------------

                                                                                 CLASS A
                                                    -------------------------------------------------------------
                                                                         Year ended November 30
                                                    -------------------------------------------------------------
                                                      1991            1990         1989         1988        1987
                                                      ----            ----         ----         ----        ----
Net asset value - Beginning of period               $12.890         $13.020      $12.970      $12.760     $13.880
                                                    -------         -------      -------      -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.955           0.986        1.001        1.007       1.083
Net realized and unrealized gain (loss)               0.305          (0.120)       0.045        0.235      (1.159)
                                                    -------         -------      -------      -------     -------
    Total from Investment Operations                  1.260           0.866        1.046        1.242      (0.076)
                                                    -------         -------      -------      -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.955)         (0.996)      (0.996)      (1.032)     (1.015)
From net realized gains                                --              --           --           --        (0.029)
From capital paid in                                 (0.005)(a)        --           --           --          --
                                                    -------         -------      -------      -------     -------
Total from Distributions Declared to Shareholders    (0.960)         (0.996)      (0.996)      (1.032)     (1.044)
                                                    -------         -------      -------      -------     -------
Net asset value - End of period                     $13.190         $12.890      $13.020      $12.970     $12.760
                                                    =======         =======      =======      =======     =======
Total return (b)                                     10.12%           6.95%        8.33%       10.03%     (0.55)%
                                                    =======         =======      =======      =======     =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                              1.03%           1.05%        1.03%        1.06%       1.08%
Net investment income                                 7.29%           7.64%        7.67%        7.77%       7.79%(d)
Portfolio turnover                                      10%             10%           9%          22%         20%
Net assets at end of period (in millions)            $2,486          $1,886       $1,547       $1,389      $1,278
---------------------------------

(a) Because of differences between book and tax basis accounting, there was no return of capital for federal income tax purposes.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(d) Ratio excludes reduction of provision for accumulated earnings tax.

(e) Not annualized.
(f) Annualized.

--------------------------------------------------------------------------------
THE FUNDS' FINANCIAL HISTORY (CONT'D)
--------------------------------------------------------------------------------
COLONIAL TAX-EXEMPT FUND

                                                                                              Class B
                                                --------------------------------------------------------------------------------
                                                (Unaudited)
                                                 Six months
                                                   ended
                                                  May 31                               Year ended November 30
                                               ------------       --------------------------------------------------------------
                                                   1997            1996           1995         1994          1993        1992(a)
                                                   ----            ----           ----         ----          ----        -------
Net asset value - Beginning of period             $13.550         $13.720        $12.180      $13.920       $13.480      $13.230
                                                  -------         -------        -------      -------       -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.322           0.656          0.673        0.695         0.740        0.462
Net realized and unrealized gain (loss)            (0.217)         (0.171)         1.535       (1.744)        0.451        0.248
                                                  -------         -------        -------      -------       -------      -------
   Total from Investment Operations                 0.105           0.485          2.208       (1.049)        1.191        0.710
                                                  -------         -------        -------      -------       -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.325)         (0.655)        (0.668)      (0.691)       (0.751)      (0.460)
                                                  -------         -------        -------      -------       -------      -------
Net asset value - End of period                   $13.330         $13.550        $13.720      $12.180       $13.920      $13.480
                                                  =======         =======        =======      =======       =======      =======
Total return(b)                                     0.80%(d)        3.70%         18.47%      (7.78)%         9.00%        9.29%(d)
                                                    =====           =====         ======      =======         =====        ====
RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.72%(c)(e)     1.74%(c)       1.76%(c)     1.76%         1.77%         1.80(e)
Net investment income                               4.73%(c)(e)     4.86%(c)       5.07%(c)     5.25%         5.31%         6.06(e)
Portfolio turnover                                    23%             40%            41%          56%           28%          14%
Net assets at end of period (in millions)            $394            $427           $469         $440          $430         $137
-----------------------------

(a) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(d) Not annualized.
(e) Annualized.

COLONIAL TAX-EXEMPT INSURED FUND

                                                                                         Class A
                                                   ----------------------------------------------------------------------------
                                                   (Unaudited)
                                                   Six months
                                                     ended
                                                     May 31                               Year ended November 30
                                                   ----------         ---------------------------------------------------------
                                                    1997               1996          1995           1994       1993       1992
                                                   ------             ------        ------         ------     ------     ------
Net asset value - Beginning of period              $8.330             $8.380        $7.450         $8.420     $8.080     $7.880
                                                   ------             ------        ------         ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.198              0.403         0.418          0.439      0.456      0.480
Net realized and unrealized
 gain (loss)                                       (0.138)            (0.045)        0.935         (0.977)     0.338      0.200
                                                   ------             ------        ------         ------     ------     ------
   Total from Investment Operations                 0.060              0.358         1.353         (0.538)     0.794      0.680
                                                   ------             ------        ------         ------     ------     ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.200)            (0.408)       (0.423)        (0.432)    (0.454)    (0.480)
                                                   ------             ------        ------         ------     ------     ------
From net realized gain                                --                 --           --              --         --         --
Total Distributions Declared to
 Shareholders                                         --              (0.408)       (0.423)        (0.432)    (0.454)    (0.480)
                                                   ------             ------        ------         ------     ------     ------
Net asset value - End of period                    $8.190             $8.330        $8.380         $7.450     $8.420     $8.080
                                                   ======             ======        ======         ======     ======     ======
Total return (a)                                    0.75%(c)           4.48%        18.55%        (6.61)%     10.00%      8.85%
                                                    =====              =====        ======         =======    ======      =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.08%(b)(d)        1.05%(b)      1.05%(b)       1.05%      1.07%      1.10%
Net investment income                               4.85%(b)(d)        4.92%(b)      5.20%(b)       5.44%      5.44%      5.97%
Portfolio turnover                                    17%(c)             25%           31%            36%        12%         7%
Net assets at end of period (000)                $189,410           $206,713      $240,894       $198,909   $241,610   $217,782


                                                   -----------------------------------------------------------------
                                                                            Year ended November 30
                                                   -----------------------------------------------------------------
                                                    1991               1990          1989           1988       1987
                                                   ------             ------        ------         ------     ------

Net asset value - Beginning of period              $7.660             $7.680        $7.460         $7.260     $8.120
                                                   ------             ------        ------         ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.496              0.506         0.508          0.510      0.501
Net realized and unrealized
 gain (loss)                                        0.222             (0.016)        0.222          0.201     (0.767)
                                                   ------             ------        ------         ------     ------
   Total from Investment Operations                 0.718              0.490         0.730          0.711     (0.266)
                                                   ------             ------        ------         ------     ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.498)            (0.510)       (0.510)        (0.511)    (0.498)
                                                   ------             ------        ------         ------     ------
From net realized gain                                --                 --            --             --      (0.096)
Total Distributions Declared to
 Shareholders                                      (0.498)            (0.510)       (0.510)        (0.511)    (0.594)
                                                   ------             ------        ------         ------     ------
Net asset value - End of period                    $7.880             $7.660        $7.680         $7.460     $7.260
                                                   ======             ======        ======         ======     ======
Total return (a)                                    9.66%              6.65%        10.07%         10.05%    (3.35)%
                                                    =====              =====        ======         ======    =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.08%              1.10%         1.12%          1.12%      1.14%
Net investment income                               6.35%              6.66%         6.70%          6.85%      6.63%
Portfolio turnover                                     8%                15%           38%            78%       129%
Net assets at end of period (000)                $189,483           $142,525      $124,119       $104,074   $105,944

--------------
(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(c) Not annualized.

COLONIAL TAX-EXEMPT INSURED FUND


                                                                                     Class B
                                               ----------------------------------------------------------------------------------
                                               (Unaudited)
                                               Six months
                                                 ended
                                                 May 31                                Year ended November 30
                                               -----------     ------------------------------------------------------------------
                                                 1997            1996             1995         1994           1993        1992(a)
                                               -------         -------          -------      -------        -------      --------
Net asset value - Beginning of period           $8.330          $8.380           $7.450       $8.420         $8.080       $7.910
                                               -------         -------          -------      -------        -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.168           0.342            0.359        0.378          0.395        0.240
Net realized and unrealized
 gain (loss)                                     0.138          (0.045)           0.935       (0.977)         0.338        0.170
                                               -------         -------          -------      -------        -------      -------
     Total from Investment Operations            0.030           0.297            1.294       (0.599)         0.733        0.410
                                               -------         -------          -------      -------        -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.170)         (0.347)          (0.364)      (0.371)        (0.393)      (0.240)
                                               -------         -------          -------      -------        -------      -------
Net asset value - End of period                 $8.190          $8.330           $8.380       $7.450         $8.420       $8.080
                                               =======         =======          =======      =======        =======      =======
Total return (b)                                 0.38%(d)        3.70%           17.68%      (7.31)%          9.20%        5.23%(d)
                                                 =====           =====           ======      =======          =====        =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                         1.83%(c)(e)     1.80%(c)         1.80%(c)     1.80%          1.82%        1.85%(e)
Net investment income                            4.10%(c)(e)     4.17%(c)         4.45%(c)     4.69%          4.69%        5.22%(e)
Portfolio turnover                                 17%(d)          25%              31%          36%            12%           7%
Net assets at end of period (000)              $40,817         $44,621          $50,016      $45,801        $46,035      $16,519
---------------------------------

(a) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(d) Not annualized.
(e) Annualized.

COLONIAL INTERMEDIATE TAX-EXEMPT FUND

                                                                                       CLASS A
                                                    -------------------------------------------------------------------------------
                                                    (Unaudited)
                                                     Six months
                                                       ended                           Year ended                      Period Ended
                                                       May 31                           November 30                     November 30
                                                    -----------     -----------------------------------------          ------------
                                                      1997            1996              1995           1994              1993(b)
                                                    -------         -------           -------         -------            -------
Net asset value - Beginning of period                $7.880          $7.850            $7.210          $7.810             $7.500
                                                    -------         -------           -------         -------            -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                             0.196           0.375             0.387           0.366              0.305
Net realized and unrealized
    gain (loss)                                      (0.105)          0.022             0.641          (0.596)             0.302
                                                    -------         -------           -------         -------            -------
      Total from Investment Operations                0.091           0.397             1.028          (0.230)             0.607
                                                    -------         -------           -------         -------            -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.091)         (0.367)           (0.388)         (0.370)            (0.297)
                                                    -------         -------           -------         -------            -------
Net asset value - End of period                      $7.780          $7.880            $7.850          $7.210             $7.810
                                                    =======         =======           =======         =======            =======
Total return (c)(d)                                   1.18%(e)        5.23%            14.56%         (3.05)%              8.18%(e)
                                                      =====           =====            ======         =======             =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                              0.60%(f)(g)     0.60%(f)          0.36%(f)        0.20%              0.20%(g)
Fees and expenses waived or
 borne by the Adviser                                 0.77%(f)(g)     0.72%(f)          0.96%(f)        1.07%              1.33%(g)
Net investment income                                 4.90%(f)(g)     4.75%(f)          5.03%(f)        4.85%              4.53%(g)
Portfolio turnover                                      12%(e)          20%               69%             26%                 5%(g)
Net assets at end of period (000)                   $10,129         $12,479           $13,317         $16,791            $14,700

-----------------------------------------------

(a)  Net of fees and expenses waived or borne
     by the Adviser which amounted to                $0.031          $0.057            $0.074          $0.080             $0.090

(b) The Fund commenced investment operations on February 1, 1993.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.

COLONIAL INTERMEDIATE TAX-EXEMPT FUND

                                                                                       Class B
                                                 ---------------------------------------------------------------------------------
                                                 (Unaudited)
                                                  Six months
                                                    ended                             Year ended                      Period Ended
                                                    May 31                            November 30                     November 30
                                                 -----------          ------------------------------------------      ------------
                                                   1997                 1996              1995            1994          1993(b)
                                                 -------              -------            -------         -------        -------
Net asset value - Beginning of period             $7.880               $7.850             $7.210          $7.810         $7.500
                                                 -------              -------            -------         -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                          0.171                0.324              0.338           0.317          0.263
Net realized and unrealized
    gain (loss)                                   (0.105)               0.022              0.641          (0.596)         0.302
                                                 -------              -------            -------         -------         ------
      Total from Investment Operations             0.066                0.346              0.979          (0.279)         0.565
                                                 -------              -------            -------         -------         ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.166)              (0.316)            (0.339)         (0.321)        (0.255)
                                                 -------              -------            -------         -------         ------
Net asset value - End of period                   $7.780               $7.880             $7.850          $7.210         $7.810
                                                 =======              =======            =======         =======         ======
Total return (c)(d)                                0.85%(e)             4.55%             13.82%         (3.68)%          7.61%(e)
                                                   =====                =====             ======         =======          =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.25%(f)(g)          1.25%(f)           1.01%(f)        0.85%          0.85%(g)
Fees and expenses waived or
 borne by the Adviser                              0.77%(f)(g)          0.72%(f)           0.96%(f)        1.07%          1.33%(g)
Net investment income                              4.25%(f)(g)          4.10%(f)           4.38%(f)        4.20%          3.88%(g)
Portfolio turnover                                   12%(e)               20%                69%             26%             5%(g)
Net assets at end of period (000)                $11,458              $13,080            $14,820         $14,138         $9,396

-----------------------------------------------

(a) Net of fees and expenses waived or borne
    by the Adviser which amounted to              $0.031               $0.057             $0.074          $0.080         $0.090

(b) The Fund commenced investment operations on February 1, 1993.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.

Further performance information is contained in each Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUNDS' INVESTMENT OBJECTIVES

The Tax-Exempt Fund and the Insured Fund each seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds (the Tax-Exempt Fund) and insured municipal bonds (the Insured Fund). The Intermediate Fund seeks as high a level of after-tax total return as is consistent with moderate volatility, by pursuing current income exempt from federal income tax and opportunities for appreciation from a portfolio primarily invested in investment grade, intermediate-term municipal bonds. In this Prospectus, "tax-exempt bonds" means debt securities, the interest on which is, in the issuer's counsel's opinion, exempt from federal income taxes.

HOW THE FUNDS PURSUE THEIR OBJECTIVES AND CERTAIN RISK FACTORS

The Tax-Exempt Fund. The Tax-Exempt Fund normally invests substantially all its assets in tax-exempt bonds. The Tax-Exempt Fund may invest in bonds of any maturity. Certain bonds do not pay interest in cash on a current basis. However, the Tax-Exempt Fund will accrue and distribute interest on these bonds on a current basis and may have to sell securities to generate cash for distributions. Many bonds have call features that permit the issuer to repay the bond before maturity. If this occurs, the Tax-Exempt Fund may only be able to invest the proceeds at lower yields.

The value of tax-exempt bonds and other debt securities (and thus of Tax-Exempt Fund shares) usually fluctuates inversely with changes in interest rates.

The Tax-Exempt Fund currently intends to limit its investments in (a) bonds rated lower than Baa by Moody's Investors Services, Inc. (Moody's), bonds rated lower than BBB by Standard & Poor's Corporation (S&P) or bonds with comparable ratings from another national rating service (collectively, lower rated bonds) and (b) unrated bonds of all credit qualities but excluding prerefunded bonds, in the aggregate, to not more than 35% of the Tax-Exempt Fund's total assets. For a description of S&P's and Moody's rating systems, see "Appendix." The Tax-Exempt Fund currently intends to limit its investments in unrated bonds of all credit qualities (but excluding prerefunded bonds) to 25% of total assets (which 25% shall be included in the 35% aggregate limit for lower rated and unrated bonds above). Compared to securities of higher quality, lower rated bonds:

1.   Are likely to have more volatile market prices because:

     a. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default;

     b. the secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

     c.  existing legislation limits and future legislation may further limit
         (i) investment by certain institutions or (ii) tax deductibility of the interest by the issuer, which may adversely affect value; and

     d. certain lower rated bonds do not pay interest in cash on a current basis.

2. The Tax-Exempt Fund's achievement of its investment objective is more dependent on the Adviser's credit analysis; and

3. Lower rated bonds are less sensitive to interest rate changes but are more sensitive to adverse economic developments.


Weighted average composition of the Tax-Exempt Fund's portfolio at June 30, 1997, was:


                          Rated            Unrated

Investment grade          82.60%             3.20%
B-BB and equivalent        0.70             11.20
Below B                    0.00              2.30
                           ----              ----
  Total                   83.30%            16.70%
                          =====             =====


The above table reflects adjustments made by the Adviser in March 1997 to its proprietary system used for analyzing unrated bonds to place greater weight on factors similar to those used by nationally recognized rating services such as S&P and Moody's. This represents a change in emphasis in the criteria considered by the Adviser when assigning an internal rating to unrated bonds. As a result, approximately 12% of the Fund's assets were reclassified as below investment grade. An additional 1% of the change in investment grade assets represents a change in the holdings of the Fund's portfolio.

This composition does not necessarily reflect the current or future portfolio. The Tax-Exempt Fund is not required to sell a security when its rating is reduced.

The Insured Fund. The Insured Fund normally invests at least 65% of its assets in high quality tax-exempt bonds of any maturity that are fully insured as to the payment of interest and principal. The balance of the Insured Fund's assets may be invested in uninsured debt securities of any maturity that are rated BBB or Baa or higher, but no more than 20% of the Fund's assets will be rated BBB or Baa. The value of tax-exempt bonds and other debt securities (and thus the Insured Fund shares) usually fluctuates inversely to changes in interest rates. The Insured Fund may invest in securities that do not pay interest in cash on a current basis. The Insured Fund will, however, accrue and distribute this interest on a current basis and may have to sell securities to generate cash for distributions. Many bonds have call features that permit the issuer to repay the bond before maturity. If this occurs, the Insured Fund may only be able to invest the proceeds at lower yields.


The Insured Fund will generally buy tax-exempt bonds insured under an insurance policy obtained by the issuer or underwriter at the time of issuance. These bonds will all be rated AAA when acquired. The Insured Fund may also buy uninsured tax-exempt bonds and simultaneously buy insurance on those bonds from an insurance company, but only if S&P gives a AAA rating to bonds insured by that insurance company. For a description of S&P's and Moody's rating systems, see "Appendix." The Insured Fund may also buy a portfolio insurance policy that covers its holdings of uninsured tax-exempt bonds. Insurance reduces but does not eliminate the credit risk of holding tax-exempt bonds, since an insurer may not be able to meet its obligations. Insurance does not reduce fluctuations in the Insured Fund share values resulting from changes in market interest rates. Insured bonds generally have lower yields than comparable uninsured bonds. The Insured Fund's purchases of insurance to cover uninsured bonds reduce the Insured Fund's yield. Some forms of insurance cover bonds only so long as the Insured Fund holds them, so that, if the bond issuer's creditworthiness declines, the bonds would be worth less to other investors than to the Insured Fund. Thus, the Insured Fund might not be able to sell the bonds for an acceptable price and might continue to hold bonds that it would otherwise sell to buy higher-yielding bonds. In valuing such securities, the Insured Fund values the insurance at the difference between the market value of the security and the market value of similar securities whose issuers' creditworthiness has not substantially declined.


The Intermediate Fund. The Intermediate Fund normally invests substantially all its assets in investment grade tax-exempt bonds. The Intermediate Fund may invest in bonds of any maturity. The weighted average maturity will normally range from 3 to 10 years. Tax-exempt bonds may include fixed, variable or floating rate general obligation and revenue bonds (including municipal lease obligations and resource recovery bonds); zero coupon and asset-backed securities; inverse floating obligations; tax, revenue or bond anticipation notes; and tax-exempt commercial paper. The value of debt securities (and thus the Intermediate Fund shares) usually fluctuates inversely to changes in interest rates. The Intermediate Fund may buy or sell securities on a delayed-delivery basis and may purchase when-issued securities and securities restricted as to resale. Many bonds have call features that permit the issuer to repay the bond before maturity. If this occurs, the Intermediate Fund may only be able to invest the proceeds only at lower yields.


Investment grade securities are rated Baa or higher by Moody's or BBB or higher by S&P or unrated securities determined by the Adviser to be of comparable quality. Bonds rated Baa or BBB are considered to have some speculative characteristics and could be more adversely affected by unfavorable economic developments than higher rated bonds. For a description of S&P's and Moody's rating systems, see "Appendix." The Intermediate Fund is not required to sell a security when its rating is reduced. The Intermediate Fund currently intends to limit its investments in unrated bonds to less than 25% of total assets.


"Inverse floating obligations," also known as "residual interest bonds," represent interests in tax-exempt bonds. These securities carry interest rates that vary inversely to changes in market interest rates. Such securities have investment characteristics similar to investment leverage.

Their market values are subject to greater risks of fluctuation than securities bearing a fixed rate of interest which may lead to greater fluctuation in the value of the Intermediate Fund shares.

"Asset-backed securities" are interests in pools of debt securities. Principal and interest payments on the underlying debt are passed through to the holders of the asset-backed securities. A pool may issue more than one class of asset-backed securities, representing different rights to receive principal and/or interest. Principal on the asset-backed securities may be prepaid if the underlying debt securities are prepaid. As a result, these securities may not increase in value when interest rates fall. The Intermediate Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

"Zero coupon securities" are debt securities which do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities which are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Intermediate Fund and distributed to its shareholders. These distributions must be made from the Intermediate Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Intermediate Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

Certain bonds, including zero coupon bonds, do not pay interest in cash on a current basis. However, the Intermediate Fund will accrue and distribute this interest on a current basis, and may have to sell securities to generate cash for distributions.

The Tax-Exempt Fund, the Insured Fund and the Intermediate Fund.

"When Issued" and "Delayed Delivery" Securities. Each Fund may acquire securities on a "when-issued" or "delayed delivery" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive a Fund of an advantageous yield or price. These contracts involve the risk that the value of the underlying security may change prior to settlement. A Fund may realize short-term gains or losses if the contracts are sold. Transactions in when-issued securities may be limited by certain Internal Revenue Code requirements.

Options and Futures. Each Fund may write covered call and put options on securities held in its portfolio and purchase call and put options on debt securities. A call option gives the purchaser the right to buy a security from, and a put option the right to sell a security to, the option writer at a specified price, on or before a specified date. A Fund will pay a premium when purchasing an option, which reduces a Fund's return on the underlying security if the option is exercised and results in a loss if the option expires unexercised. A Fund will receive a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. So long as a Fund is the writer of a call option it will own the underlying security subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). So long as a Fund is the writer of a put option it will hold cash and/or high-grade debt obligations equal to the price to be paid if the option is exercised. If a Fund is unable to close out an unexpired option, a Fund must continue to hold the underlying security until the option expires. Trading hours for options may differ from the trading hours for the underlying securities. Thus significant price movements may occur in the securities markets that are not reflected in the options market. This may limit the effectiveness of options as hedging devices.


Each Fund may buy or write options that are not traded on national securities exchanges and not protected by the Options Clearing Corporation. These transactions are effected directly with a broker-dealer, and each Fund bears the risk that the broker-dealer will fail to meet its obligations. The market value of such options and other illiquid assets will not exceed 10% (for the Tax-Exempt Fund and the Insured Fund) or 15% (for the Intermediate Fund) of each Fund's total assets.


For hedging purposes, each Fund may purchase or sell (1) interest rate and tax-exempt bond index futures contracts, and (2) put and call options on such contracts and on such indices. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument at the time and in the amount specified in the contract. Although futures call for delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (sale) of a comparable contract. If the initial sale price of the future exceeds (or is less than) the price of the offsetting purchase, a Fund realizes a gain (or loss). Options on futures contracts operate in a similar manner to options on securities, except that the position assumed is in futures contracts rather than in securities. A Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on the existing futures and related options positions would exceed 5% of the market value of that Fund's total assets. Transactions in futures and related options involve the risk of (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) significant price movement in one but not the other market because of different trading hours and
(3) the possible absence of a liquid secondary market at any point in time. Also, if the Adviser's prediction on interest rates is inaccurate, a Fund may be worse off than if it had not hedged.


Short-Term Investments. A portion of each Fund's assets may be held in cash or invested in short-term securities for day-to-day operating purposes. Each Fund intends that its short-term investments will be tax-exempt, but if suitable tax-exempt securities are not available or are available only on a when-issued basis, each Fund may invest up to 20% of its assets in repurchase agreements; short-term taxable obligations rated A-1+ of banks which have or whose parent holding companies have long-term debt ratings of AAA, or of corporations with long-term debt ratings of AAA; and securities of the U.S. government. The Tax-Exempt Fund and the Insured Fund may each invest up to 20% of its assets (reduced by the percentage of its total assets invested in "private activity bonds." Based on the Adviser's determination, each Fund may temporarily invest more than 20% of its assets in such taxable obligations for defensive purposes. Each Fund's policy is not to concentrate in any industry, but each Fund may invest up to 25% of its assets in industrial development revenue bonds based on the credit of private entities in any one industry (governmental issuers are not considered to be part of any "industry"). As a fundamental policy, each Fund normally limits investments in securities subject to the federal alternative minimum tax to a maximum of 20% of total assets.


Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, treasury bills and repurchase agreements. Some or all of each Fund's assets may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, a Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at a Fund's custodian and constitutes a Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, a Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 10% of each Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.

Borrowing of Money. Each Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets; however, a Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.

Short-Term Trading. Each Fund may trade portfolio securities for short-term profits to take advantage of price differentials. These trades are limited by certain Internal Revenue Code requirements.


Other. Each Fund may not always achieve its investment objective. Each Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. Each Fund will notify investors in connection with any material change in its investment objective or investment policies. If there is a change in the investment objective or investment policies, shareholders should consider whether a Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objective or investment policies. Each Fund has a fundamental investment policy of investing under normal circumstances at least 80% of its total assets in tax-exempt bonds. This policy and each Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of that Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUNDS MEASURE THEIR PERFORMANCE


Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 4.75% (the Tax-Exempt Fund and the Insured Fund) or 3.25% (the Intermediate Fund) on Class A shares, and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns, and may not reflect the initial or contingent deferred sales charges.


Each Class's yield and tax-equivalent yield, which differ from total return because they do not consider changes in net asset value, are calculated in accordance with the Securities Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent month's distribution, annualized, by the maximum offering price of that Class at the end of the month. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information.

All performance information is historical and does not predict future results.

HOW THE FUNDS ARE MANAGED

The Trustees formulate the Funds' general policies and oversee the Funds' affairs as conducted by the Adviser.

Colonial Investment Services, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for each of the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for each Fund. Each of the Adviser, Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc., which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

The Adviser furnishes each Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Funds paid the Adviser the following percentages of their average daily net assets in fiscal year 1996: the Tax-Exempt Fund - 0.52%, the Insured Fund - 0.55% and the Intermediate Fund - 0% (after fee waiver). During 1996, the Tax-Exempt Fund's fee was reduced as follows:
                               Cumulative Annualized
       Effective Date                Reduction

      January 1, 1996                  0.01%
        April 1, 1996                  0.02%
         July 1, 1996                  0.03%
      October 1, 1996                  0.04%


Bonny E. Boatman, Senior Vice President and Director of the Adviser and head of the Adviser's Tax-Exempt Group, has managed the Tax-Exempt Fund since 1993 and has managed various other Colonial tax-exempt funds since 1985. William C. Loring, Vice President of the Adviser, has managed the Tax-Exempt Fund, the Insured Fund and the Intermediate Fund since May 1997, 1987 and 1993, respectively, and various other Colonial tax-exempt funds since 1986. Brian M. Hartford, Vice President of the Adviser, has managed the Tax-Exempt Fund since May, 1997, and various other Colonial tax-exempt funds since 1993. Mr. Hartford was a Senior Municipal Trader of the Adviser from 1991 until 1993.

The Adviser also provides pricing and bookkeeping services to each Fund for a monthly fee of $2,250 plus a percentage of each Fund's average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to each Fund for a fee of 0.14% annually of the Fund's average net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.


The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.


HOW THE FUNDS VALUE THEIR SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Funds are valued as of the close of the New York Stock Exchange (Exchange) (normally 4:00 p.m. Eastern time) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at fair value following procedures adopted by the Trustees.

DISTRIBUTIONS AND TAXES

Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income monthly and any net realized gain at least annually.


The Funds generally declare distributions daily. Distributions of each Fund are invested in additional shares of the same Class of a Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of shares of a Fund at net asset value. To change your election, call the Transfer Agent for information.


If the Funds make taxable distributions they will generally be taxable whether you receive distributions in cash or in additional Fund shares; you must report them as taxable income unless you are a tax-exempt institution. Although the Funds' distributions of interest from tax-exempt bonds will not be subject to regular federal income tax, a portion of such interest may be included in computing a shareholder's federal alternative minimum tax liability. In addition, shareholders will generally be subject to state and local income taxes on distributions they receive from a Fund. Furthermore, capital gains distributions by the Funds will generally be subject to federal, state and local income taxes. Each Fund may at times purchase tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of the market discount will be included in a Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them. Social security benefits may be taxed as a result of receiving tax-exempt income. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Shares of the Funds are offered continuously. Orders received in good form prior to the time at which the Funds value their shares (or placed with a financial service firm before such time and transmitted by the financial service firm before a Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.


The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Funds may refuse any purchase order for their shares. See the Statement of Additional Information for more information.


Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

         The Tax-Exempt Fund And The Insured Fund

                              Initial Sales Charge
                      ------------------------------------
                                                 Retained
                                                    by
                                                 Financial
                                                 Service
                              as % of              Firm
                      ----------------------      as % of
      Amount           Amount       Offering      Offering
     Purchased        Invested       Price         Price
Less than $50,000       4.99%         4.75%        4.25%
$50,000 to less
  than $100,000         4.71%         4.50%        4.00%
$100,000 to less
  than $250,000         3.63%         3.50%        3.00%
$250,000 to less
  than $500,000         2.56%         2.50%        2.00%
$500,000 to less
  than $1,000,000       2.04%         2.00%        1.75%
$1,000,000 or
  more                  0.00%         0.00%        0.00%

                   The Intermediate Fund

                              Initial Sales Charge
                      ------------------------------------
                                                 Retained
                                                    by
                                                 Financial
                                                 Service
                              as % of              Firm
                      ----------------------      as % of
      Amount           Amount       Offering      Offering
     Purchased        Invested       Price         Price
Less than
  $100,000              3.35%         3.25%        3.00%
$100,000 to less
  than $250,000         2.56%         2.50%        2.25%
$250,000 to less
  $500,000              2.04%         2.00%        1.75%
$500,000 to less
  than $1,000,000       1.52%         1.50%        1.25%
$1,000,000 or
  more                  0.00%         0.00%        0.00%

On purchases of $1 million or more of the Funds, the Distributor pays the financial service firm a cumulative commission as follows:


Amount Purchased                      Commission
First $3,000,000                         1.00%
Next  $2,000,000                         0.50%
Over  $5,000,000                         0.25%(1)

(1)  Paid over 12 months but only to the extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by the investor. If a purchase results in an account having a value from $1 million to $5 million, then the shares purchased will be subject to a 1.00% contingent deferred sales charge, payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares representing such excess amount.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% (the Tax-Exempt Fund and the Insured Fund) or 0.65% (the Intermediate Fund) annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six (the Tax-Exempt Fund and the Insured Fund) or four (the Intermediate Fund) years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

       The Tax-Exempt Fund And The Insured Fund

         Years                 Contingent Deferred
    After Purchase                Sales Charge
          0-1                         5.00%
          1-2                         4.00%
          2-3                         3.00%
          3-4                         3.00%
          4-5                         2.00%
          5-6                         1.00%
      More than 6                     0.00%



               The Intermediate Fund

          Years               Contingent Deferred
     After Purchase              Sales Charge

           0-1                       4.00%
           1-2                       3.00%
           2-3                       2.00%
           3-4                       1.00%
       More than 4                   0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% (the Tax-Exempt Fund and the Insured Fund) or 3.00% (the Intermediate
Fund) on Class B share purchases.


Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee (the Tax-Exempt Fund and the Insured Fund) or 0.65% (the Intermediate Fund) and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted. The Distributor has voluntarily agreed to waive a portion of the distribution fee so that it will not exceed 0.60% (the Tax-Exempt Fund), 0.45% (the Insured Fund) and 0.20% (the Intermediate Fund) annually. This waiver may be terminated by the Distributor at any time without shareholder approval.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.55% (the Tax-Exempt
Fund), 0.35% (the Insured Fund) and 0.10% (the Intermediate Fund) annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the annual distribution fee, applicable to each Fund, referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first unless the shareholder instructs otherwise. See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.


Special Purchase Programs. The Funds allow certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. These programs are described in the Statement of Additional

Information under "Programs for Reducing or Eliminating Sales Charges."

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.


In June of any year, a Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.


HOW TO SELL SHARES

Shares of the Funds may be sold on any day the Exchange is open, either directly to a Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, a Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To A Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the particular Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Funds value their shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, a Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW TO EXCHANGE SHARES


Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value among shares of the same class of most Colonial funds. Shares will continue to age without regard to the exchange for purposes of conversion and in determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. Each of the Funds will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage each of the Fund's investments in accordance with their investment objective or otherwise harm each of the Funds or its remaining shareholders.


Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years (the Tax-Exempt Fund and the Insured Fund) or four years (the Intermediate Fund) after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "round-trip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.


TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisers are automatically eligible to exchange each Fund's shares by telephone and may redeem up to $50,000 of a Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or their financial adviser provide certain identifying information. Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching a Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and each Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

12B-1 PLAN

Under a 12b-1 Plan, each Fund pays the Distributor monthly a service fee at the annual rate of 0.25% (the Tax-Exempt Fund and the Insured Fund) or 0.20% (the Intermediate Fund) of the Fund's net assets attributed to each Class of shares. The 12b-1 Plan also requires each Fund to pay the Distributor monthly a distribution fee at the annual rate of 0.75% (the Tax-Exempt Fund and the Insured Fund) or 0.65% (the Intermediate Fund) of the average daily net assets attributed to its Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% (the Tax-Exempt Fund), 0.45% (the Insured Fund) and 0.20% (the Intermediate Fund) annually. The Distributor may terminate this waiver at any time without shareholder approval. Because the Class B and Class C shares bear the additional distribution fees, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold a Fund's shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of a Fund's shares.


ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1978. Each Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

APPENDIX

DESCRIPTION OF BOND RATINGS

S&P

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC and CC bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

C ratings are reserved for income bonds on which no interest is being paid.

D bonds are in default, and payment of interest and/or principal is in arrears.

Plus(+) or minus (-) are modifiers relative to the standing within the major rating categories.

MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba bonds are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
UMB, n.a.
928 Grand Avenue
Kansas City, MO  64106

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624



Your financial service firm is:








Printed in U.S.A.



March 31, 1997; Revised August 1, 1997


COLONIAL TAX-
EXEMPT FUND

COLONIAL TAX-EXEMPT INSURED FUND

COLONIAL INTERMEDIATE TAX-EXEMPT FUND

PROSPECTUS

Colonial Tax-Exempt Fund (the Tax-Exempt Fund) and Colonial Tax-Exempt Insured Fund (the Insured Fund) each seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds (the Tax-Exempt Fund) and insured municipal bonds (the Insured Fund). Colonial Intermediate Tax-Exempt Fund (the Intermediate Fund) seeks as high a level of after-tax total return as is consistent with moderate volatility, by pursuing current income exempt from federal income tax and opportunities for appreciation from a portfolio primarily invested in investment grade, intermediate-term municipal bonds.


For more detailed information about the Funds, call the Adviser at 1-800-426-3750 for the March 31, 1997; Revised August 1, 1997 Statement of Additional Information.





----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------


Colonial Mutual Funds
Please send your completed application to:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, Massachusetts 02105-1722

New A, B & C Shares Account Application/Revision to Existing Account

To open a new account, complete sections 1, 2, 3, & 7.

To apply for special services for a new or existing account, complete sections 4, 5, 6, or 8 as appropriate.

___ Please check here if this is a revision.

1-----------Account ownership--------------
Please choose one of the following.

__Individual: Print your name, Social Security #, U.S. citizen status.

__Joint Tenant: Print all names, the Social Security # for the first person, and his/her U.S. citizen status.

__Uniform Gift to Minors: Names of custodian and minor, minor's Social Security
                          #, minor's U.S. citizen status.

__Corporation, Association, Partnership: Include full name, Taxpayer I.D. #.

__Trust: Name of trustee, trust title & date, and trust's Taxpayer I.D. #.

______________________________________
Name of account owner

______________________________________
Name of joint account owner

______________________________________
Street address

______________________________________
Street address

______________________________________
City, State, and Zip

______________________________________
Daytime phone number

______________________________________
Social Security  # or Taxpayer I.D. #

Are you a U.S. citizen? ___Yes    ___No

______________________________________
If no, country of permanent residence


______________________________________
Account Owner's date of birth

______________________________________
Account number (if existing account)

2 -----Colonial fund(s) you are purchasing--------
Your investment will be made in Class A shares if no class is indicated. Certificates are not available for Class B or C shares. If no distribution option is selected, distributions will be reinvested in additional fund shares. Please consult your financial adviser to determine which class of shares best suits your needs.

Fund                    Fund                    Fund

________________        ___________________     _____________________
Name of Fund            Name of Fund            Name of Fund

$_______________        $__________________     $____________________
Amount                   Amount                  Amount

Class
___ A Shares ___ B Shares (less than $250,000) ___ C Shares (less than
                          $1,000,000, available on certain funds after July 1, 1997; see prospectus)

___ D Shares (less than $500,000, available on certain funds; see prospectus)


Method of Payment Choose one

___Check payable to the Fund       ___Bank wired on   ____/____/____ (Date)
                                      Wire/Trade confirmation #_____________

Ways to receive your distributions

Choose one (If none chosen, dividends and capital gains will be reinvested) Distributions of $10.00 or less will automatically be reinvested in additional fund shares.


___Reinvest dividends and capital gains

___Dividends and capital gains in cash

___Dividends in cash; reinvest capital gains

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Colonial Cash Connection Complete Bank information in section 4B. I understand that my bank must be a member of the Automated Clearing House System.


3---Your signature & taxpayer I.D. number certification----

Each person signing on behalf of an entity represents that his/her actions are authorized. I have received and read each appropriate fund prospectus and understand that its terms are incorporated by reference into this application. I understand that this application is subject to acceptance. I understand that certain redemptions may be subject to a contingent deferred sales charge. It is agreed that the fund, all Colonial companies and their officers, directors, agents, and employees will not be liable for any loss, liability, damage, or expense for relying upon this application or any instruction believed genuine.

I certify, under penalties of perjury, that:

1.  The Social Security # or Taxpayer  I.D. # provided is correct.

You must cross out Item 2a, b or c below only if you have been notified by the Internal Revenue Service (IRS) that you are currently subject to back-up withholding because of under-reporting interest or dividends on you tax return.

2. I am not subject to back-up withholding because: (a) I am exempt from back-up withholding, or (b) I have not been notified by the IRS that I am subject to back-up withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholdings.

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

4--------Ways to withdraw from your fund-------

It may take up to 30 days to activate the following features. Complete only the sections that apply to the features you would like.

A. Systematic Withdrawal Plan (SWP)
You can receive monthly, quarterly, or semiannual checks from your account in any amount you select, with certain limitations. Your redemption checks can be sent to you at the address of record for your account, to your bank account, or to another person you choose. The value of the shares in your account must be at least $5,000 and you must reinvest all of your distributions. Checks will be processed on the 10th calendar day of the month or the preceding business day if the 10th falls on a non-business day. If you receive your SWP payment via electronic funds transfer (EFT), you may request it to be processed any day of the month. Withdrawals in excess of 12% annually of your current account value will not be accepted. Redemptions made in addition to SWP payments may be subject to a contingent deferred sales charge for Class B or C shares. Please consult your financial or tax adviser before electing this option.

Funds for withdrawal:

___________________
 Name of fund

Withdrawal amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day, if indicating EFT, month).

___________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day,if indicating EFT, month).


Payment instructions
Send the payment to (choose one):
__My address of record.
__My bank account via EFT. Please complete the Bank Information section below.
  All EFT transactions will be made two business days after the processing date. Your bank must be a member of the Automated Clearing House System.
__The payee listed at right. If more than one payee, provide the name, address, payment amount, and frequency for other payees (maximum of 5) on a separate sheet. If you are adding this service to an existing account, please sign below and have your signature(s) guaranteed.

______________________________________________
Name of payee

______________________________________________
Address of payee

______________________________________________
City

______________________________________________
State                    Zip

______________________________________________
Payee's bank account number, if applicable


B.  Telephone withdrawal pptions
All telephone transaction calls are recorded. These options are not available for retirement accounts. Please sign below and have your signature(s) guaranteed.

1.  Fast Cash
You are automatically eligible for this service. You or your financial adviser can withdraw up to $50,000 from your account and have it sent to your address of record. For your protection, this service is only available on accounts that have not had an address change within 30 days of the redemption request.

2.  Telephone Redemption
__I would like the Telephone Redemption privilege either by federal fund wire or EFT. Telephone redemptions over $500 will be sent via federal fund wire, usually on the next business day ($7.50 will be deducted). Redemptions of $500 or less will be sent by check to your designated bank.

3.  On-Demand EFT Redemption
__I would like the On-Demand EFT Redemption Privilege. Proceeds paid via EFT will be credited to your bank account two business days after the process date. You or your financial adviser may withdraw shares from your fund account by telephone and send your money to your bank account. If you are adding this service to an existing account, complete the Bank Information section below and have all shareholder signatures guaranteed.

Colonial's and the Fund's liability is limited when following telephone instructions; a shareholder may suffer a loss from an unauthorized transaction reasonably believed by Colonial to have been authorized.

Bank Information (For Sections A and B Above)
I authorize deposits to the following bank account:

____________________________________________________________
Bank name           City           Bank account number

____________________________________________________________
Bank street address State     Zip  Bank routing # (your bank
                                   can provide this)

X__________________________________
Signature of account owner(s)

X__________________________________
Signature of account owner(s)              Place signature guarantee here.

5-----Ways to make additional investments--------

These services involve continuous investments regardless of varying share prices. Please consider your ability to continue purchases through periods of price fluctuations. Dollar cost averaging does not assure a profit or protect against loss in declining markets.

A. Automatic Dividend Diversification
Please diversify my portfolio by investing distributions from one fund into another Colonial fund. These investments will be made in the same share class and without sales charges. Accounts must be identically registered. I have carefully read the prospectus for the fund(s) listed below.

____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


B. Automated Dollar Cost Averaging
This program allows you to automatically have money from any Colonial fund in which you have a balance of at least $5,000 exchanged into the same share class of up to four other identically registered Colonial accounts, on a monthly basis. The minimum amount for each exchange is $100. Please complete the section below.

____________________________________
Fund from which shares will be sold

$_________________________
 Amount to redeem monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly


C. Fundamatic/On-Demand EFT Purchase
Fundamatic automatically transfers the specified amount from your bank checking account to your Colonial fund account on a regular basis. The On-Demand EFT Purchase program moves money from your bank checking account to your Colonial fund account by electronic funds transfer based on your telephone request. You will receive the applicable price two business days after the receipt of your request. Your bank needs to be a member of the Automated Clearing House System. Please attach a blank check marked "VOID." (Deposit slips are not a substitution). Also, complete the section below. Please allow 3 weeks for Colonial to establish these services with your bank.

____________________________________
Fund name

_________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start


___________________________________
Fund name

________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start

__On-Demand Purchase (will be automatically established if you choose
  Fundamatic)
__Fundamatic Frequency
__Monthly or   __Quarterly

Check one:

__EFT- Choose any day of the month_____________________
__Paper Draft-Choose either the:
__5th day of the month
__20th day of the month

Authorization to honor checks drawn by Colonial Investors Service Center, Inc. Do Not Detach. Make sure all depositors on the bank account sign to the far right. Please attach a blank check marked "VOID" here. (Deposit slips are not a substitution). See reverse for bank instructions.

I authorize Colonial to draw on my bank account, by check or electronic funds transfer, for an investment in a Colonial fund. Colonial and my bank are not liable for any loss arising from delays or dishonored draws. If a draw is not honored, I understand that notice may not be given and Colonial may reverse the purchase and charge my account $15.

______________________________________
Bank name

______________________________________
Bank street address

______________________________________
Bank street address

______________________________________
City            State          Zip

______________________________________
Bank account number

______________________________________
Bank routing #

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

6------------Ways to reduce your sales charges------------
These services can help you reduce your sales charge while increasing your share balance over the long term.

A. Right of Accumulation
If you, your spouse or your children own any other shares in other
Colonial funds, you may be eligible for a reduced sales charge. The combined value of your accounts must be $50,000 or more. Class A shares of money market funds are not eligible unless purchased by exchange from another Colonial fund.

The sales charge for your purchase will be based on the sum of the purchase(s) added to the value of all shares in other Colonial funds at the previous day's public offering price.

__Please link the accounts listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

_____________________________________
Name on account

_____________________________________
Account number

_____________________________________
Name on account

_____________________________________
Account number

B. Statement of Intent
If you agree in advance to invest at least $50,000 within 13 months, you'll pay a lower sales charge on every dollar you invest. If you sign a Statement of Intent within 90 days after you establish your account, you can receive a retroactive discount on prior investments. The amount required to receive a discount varies by fund; see the sales charge table in the "How to Buy Shares" section of your fund prospectus.

__I want to reduce my sales charge.
I agree to invest $ _______________ over a 13-month period starting ______/______/ 19______ (not more than 90 days prior to this application). I understand an additional sales charge must be paid if I do not complete this Statement of Intent.

7-------------Financial service firm---------------------
To be completed by a Representative of your financial service firm.

This application is submitted in accordance with our selling agreement with Colonial Investment Services, Inc. (CISI), the Fund's prospectus, and this application. We will notify CISI, Inc., of any purchase made under a Statement of Intent, Right of Accumulation, or Sponsored Arrangement. We guarantee the signatures on this application and the legal capacity of the signers.

_____________________________________
Representative's name

_____________________________________
Representative's number

_____________________________________
Representative's phone number

_____________________________________
Account # for client at financial
 service firm

_____________________________________
Branch office address

_____________________________________
City

_____________________________________
State               Zip

_____________________________________
Branch office number

_____________________________________
Name of financial service firm

_____________________________________
Main office address

_____________________________________
Main office address

_____________________________________
City

_____________________________________
State               Zip


X____________________________________
 Authorized signature

8----------Request for a combined quarterly statement mailing----------- Colonial can mail all of your quarterly statements in one envelope. This option simplifies your record keeping and helps reduce fund expenses.

__I want to receive a combined quarterly mailing for all my accounts. Please indicate account numbers or tax I.D. numbers of accounts to be linked.

________________________________________________________________________

Fundamatic (See reverse side)
Applications must be received before the start date for processing.

This program's deposit privilege can be revoked by Colonial without prior notice if any check is not paid upon presentation. Colonial has no obligation to notify the shareholder of non-payment of any draw. This program may be discontinued by Colonial by written notice at least 30 business days prior to the due date of any draw or by the shareholder at any time.

To the Bank Named on the Reverse Side:

Your depositor has authorized Colonial Investors Service Center, Inc. to collect amounts due under an investment program from his/her personal checking account. When you pay and charge the draws to the account of your depositor executing the authorization payable to the order of Colonial Investors
Service Center, Inc., Colonial Investment Services, Inc., hereby indemnifies and holds you harmless from any loss (including reasonable expenses) you may suffer from honoring such draw, except any losses due to your payment of any draw against insufficient funds.

SH-823D-0697 (6/97)

Checkwriting Signature Card
(Class A & Class C Shares Only)

Colonial Mutual Funds

Signature Card for the Bank of Boston ("Bank").

-----------------------------------------------
Name of Fund

-----------------------------------------------
Fund account number

Indicate the number of signatures required

-----------------------------------------------

Account Name:

You must sign below exactly as your account is registered.

X
-----------------------------------------------
Signature

X
-----------------------------------------------
Signature

By signing this card, you are subject to the conditions printed on the reverse side. If adding this privilege to an existing account, your signatures must be guaranteed.

Checkwriting Privilege

By electing the checkwriting privilege and signing the signature card, I acknowledge that I am subject to the rules and regulations of the Bank of Boston ("Bank") as currently existing and as they may be amended from time to time. I designate the Bank as my representative to present checks drawn on my Fund account to the Fund or its Agent and deposit the proceeds in this checking account. I understand that the shares for which share certificates have been issued or requested cannot be redeemed in this manner.

If the account is registered in joint tenancy, all persons must sign this card, and each person guarantees the genuineness of all other parties' signatures. I understand that if only one person signs a check, that all other tenants have authorized that signature.

Minimum and Maximum
I understand that checks may not be in amounts less than $500 nor more than $100,000, and that the Fund reserves the right to change these limits in its sole discretion. I agree that neither the Fund nor its Agent is responsible for any loss, expense, or cost arising from these redemptions. Also, if I have recently made additional investments, I understand that redemption proceeds will not be available until the check used to purchase the investment (including a certified or cashier's check) has been cleared by the bank on which it is drawn, which could take up to 15 days or more.

D-138A-0795

                                COLONIAL TRUST IV

                              Cross Reference Sheet

                       Colonial High Yield Municipal Fund



Item Number of Form N-1A   Location or Caption in Prospectus
------------------------   ---------------------------------

Part A
------

   1.                      Cover Page

   2.                      Summary of Expenses

   3.                      The Fund's Financial History

   4. The Fund's Investment Objective; Organization and History; How the Fund Pursues its Objective and Certain Risk Factors

   5. Cover Page; How the Fund is Managed; Organization and History; The Fund's Investment Objective; Back Cover

   6.                      Organization and History; Distributions and Taxes;
                           How to Buy Shares

   7.                      Cover Page; Summary of Expenses; How to Buy Shares;
                           How the Fund Values its Shares; 12b-1 Plan; Back
                           Cover

   8. Summary of Expenses; How to Sell Shares; How to Exchange Shares; Telephone Transactions

   9.                      Not Applicable

March 31, 1997; Revised August 1, 1997


COLONIAL HIGH YIELD MUNICIPAL FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial High Yield Municipal Fund (Fund), a diversified portfolio of Colonial Trust IV (Trust), an open-end management investment company, seeks a high level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in medium- to lower-grade municipal bonds.

The Fund is managed by the Adviser, an investment adviser since 1931.

The Fund may invest in lower rated bonds (commonly referred to as "junk bonds") which are regarded as speculative as to payment of principal and interest. Purchasers should carefully assess the risks associated with an investment in the Fund.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference.


More detailed information about the Fund is in the March 31, 1997; Revised August 1, 1997, Statement of Additional Information which has been filed with the

                                                                 HM-01/918D-0897

Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus. The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."



Contents                                                 Page
Summary of Expenses                                        2
The Fund's Financial History                               3
The Fund's Investment Objective                            4
How the Fund Pursues its Objective and
  Certain Risk Factors                                     4
How the Fund Measures its Performance                      6
How the Fund is Managed                                    7
How the Fund Values its Shares                             7
Distributions and Taxes                                    7
How to Buy Shares                                          8
How to Sell Shares                                         9
How to Exchange Shares                                    10
Telephone Transactions                                    10
12b-1 Plan                                                10
Organization and History                                  11
Appendix                                                  11


----------------    -----------------
NOT FDIC-INSURED    MAY LOSE VALUE
                    NO BANK GUARANTEE
----------------    -----------------

THESE SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses (1)(2)


                                 Class A     Class B     Class C
Maximum Initial Sales Charge
Imposed on a Purchase
(as a % of offering price)(3)    4.75%       0.00%(5)    0.00%(5)

Maximum Contingent Deferred
Sales Charge
(as a % of offering price)(3)    1.00%(4)    5.00%       1.00%


(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."

(2) Redemption proceeds exceeding $1,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3)  Does not apply to reinvested distributions.

(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."


(5) Because of the distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.


Annual Operating Expenses (as a % of average net assets)


                                          Class A       Class B      Class C

Management fee                              0.55%        0.55%        0.55%
12b-1 fees                                  0.25         1.00         0.85(6)
Other expenses                              0.30         0.30         0.30

Total operating expenses                    1.10%        1.85%        1.70%

(6) The Distributor has voluntarily agreed to waive a portion of the Class C share Rule 12b-1 distribution fee so that it will not exceed 0.60% annually. The Distributor may terminate the fee waiver at any time without shareholder approval. See "12b-1 Plan." Absent such fee waiver, the "12b-1 fees" would have been 1.00% and the "Total operating expenses" would have been 1.85%.


Example

The following example shows the cumulative expenses attributable to a $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses in this Example should not be considered indicative of actual or expected Fund performance, both of which will vary:


                   Class A          Class B                Class C
Period                         (7)         (8)         (7)           (8)
1 year               $ 58     $ 69        $ 19        $ 27         $ 17
3 years                81       88          58          54(10)       54(10)
5 years               105      120         100          92           92
10 years              175      197(9)      197(9)      201          201

If the Distributor had not agreed to waive a portion of the Class C share distribution fee, amounts for Class C shares in the Example would be as follows:
$29, $58, $100 and $217 for 1, 3, 5 and 10 years, respectively, assuming redemption at period end; and $19, $58, $100 and $217 for 1, 3, 5 and 10 years, respectively, assuming no redemption.

(7)  Assumes redemption at period end.

(8)  Assumes no redemption.

(9) Class B shares automatically convert to Class A shares after approximately 8 years; therefore years 9 and 10 reflect Class A share expenses.

(10) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

THE FUND'S FINANCIAL HISTORY

The following financial highlights for a share outstanding throughout each period through the year ended November 30, 1996 have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1996 Annual Report and is incorporated by reference into the Statement of Additional Information. The financial highlights for the period ended May 31, 1997 are unaudited. The Fund adopted its current investment objective on May 31, 1995. The data presented for periods prior to May 31, 1995 represent operations under earlier investment objectives and policies. No Class C shares were outstanding during the periods shown.

                                                     Six months ended
                                                          May 31
                                               ---------------------------
                                                           1997
                                                           ----
                                                Class A           Class B
                                                -------           -------
Net asset value - Beginning of period           $10.160           $10.160
                                                -------           -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.301             0.263
Net realized and unrealized
    gain (loss)                                  (0.094)           (0.094)
                                                 ------            ------
      Total from Investment Operations            0.207             0.169
                                                  -----             -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.303)           (0.265)
                                                 ------            ------
In excess of net investment income               (0.004)           (0.004)
                                                 ------            ------
 Total Distributions Declared to Shareholders    (0.307)           (0.269)
                                                 ------            ------
Net asset value - End of period                 $10.060           $10.060
                                                =======           =======
Total return (d)                                  2.07%(e)          1.69%(e)
                                                  ----              ----
RATIOS TO AVERAGE NET ASSETS
Expenses                                          1.09%(g)(h)       1.84%(g)(h)
Fees waived by the Adviser                          --                --
Net investment income                             5.96%(g)(h)       5.21%(g)(h)
Portfolio turnover                               10%(e)            10%(e)
Net assets at end of period (000)               $46,559           $143,694

                                                                            Year ended November 30
                                                ------------------------------------------------------------------------------
                                                          1996                      1995                      1994
                                                          ----                      ----                      ----
                                                  Class A       Class B      Class A      Class B      Class A(a)     Class B
                                                  -------       -------      -------      -------      ----------     -------
Net asset value - Beginning of period             $10.230       $10.230      $9.330        $9.330      $9.800        $10.320
                                                  -------       -------      ------        ------      ------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.624         0.548       0.656         0.583       0.188          0.605
Net realized and unrealized
    gain (loss)                                    (0.051)       (0.051)      0.912         0.912      (0.496)        (1.016)
                                                   ------        ------       -----         -----      ------         ------
      Total from Investment Operations              0.573         0.497       1.568         1.495      (0.308)        (0.411)
                                                    -----         -----       -----         -----      ------         ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.643)       (0.567)     (0.668)       (0.595)     (0.162)        (0.579)
                                                   ------        ------      ------        ------      ------         ------
In excess of net investment income
 Total Distributions Declared to Shareholders
Net asset value - End of period                   $10.160       $10.160     $10.230       $10.230      $9.330         $9.330
                                                  =======       =======     =======       =======      ======         ======
Total return (d)                                    5.86%         5.07%      17.28%        16.42%      (3.15)%(e)%     (4.10)%
                                                    ----          ----       -----         -----       -----           -----
RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.10%(g)      1.85%(g)    1.17%(g)      1.92%(g)    1.15%(h)        1.90%
Fees waived by the Adviser                            --            --          --            --          --             --
Net investment income                               6.19%(g)      5.44%(g)    6.67%(g)      5.92%(g)    7.19%(h)        6.44%
Portfolio turnover                                     8%            8%         26%           26%         25%             25%
Net assets at end of period (000)                  $37,420      $145,200     $17,997      $137,893      $6,027       $113,549



                                              Year ended November 30
                                              -----------------------
                                                     1993
                                                     ----
                                                     Class B
                                                     -------
Net asset value - Beginning of period               $10.070
                                                    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.609
Net realized and unrealized
    gain (loss)                                       0.277
                                                      -----
      Total from Investment Operations                0.886
                                                      -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.636)
                                                     ------
In excess of net investment income
 Total Distributions Declared to Shareholders
Net asset value - End of period                     $10.320
                                                    =======
Total return (d)                                       9.00%
                                                       ----
RATIOS TO AVERAGE NET ASSETS
Expenses                                               1.94%
Fees waived by the Adviser                              --
Net investment income                                  5.95%
Portfolio turnover                                       31%
Net assets at end of period (000)                   $120,523
-------------------------------------------

THE FUND'S FINANCIAL HISTORY CONT'D


                                                   Period ended
                                                     November
                                                        30
                                                 ------------------
                                                       1992
                                                       ----
                                                    Class B(b)
                                                    ----------
Net asset value - Beginning of period               $10.000
                                                    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.338 (c)
Net realized and unrealized
    gain (loss)                                      0.041
                                                     -----
      Total from Investment Operations               0.379
                                                     -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.309)
In excess of net investment income
 Total Distributions Declared to Shareholders
Net asset value - End of period                    $10.070
Total return (d)                                      3.80% (e)(f)
RATIOS TO AVERAGE NET ASSETS
Expenses                                              2.00% (h)
Fees waived by the Adviser                            0.01% (h)
Net investment income                                 6.83% (h)
Portfolio turnover                                      13% (h)
Net assets at end of period (000)                   $63,390


-------------------------------------------

(a) Class A shares were initially offered on September 1, 1994. Per share amounts reflect activity from that date.

(b)  The Fund commenced investment operations on June 8, 1992.

(c) Net of fees and expenses waived or borne by the Adviser which amounted to $0.000.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(h)  Annualized.

Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in medium- to lower-grade municipal bonds.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund has a fundamental policy of investing at least 80% of its total assets in tax-exempt securities (securities of any maturity that, in the opinion of issuer's counsel, are exempt from ordinary federal income tax). The Fund ordinarily invests primarily in securities rated BBB through C by S&P, comparably rated by another national rating service or unrated but considered by the Adviser to be of similar quality. Securities rated lower than BBB by Standard & Poor's Corporation (S&P), comparably rated securities and similar unrated securities are considered to be speculative. The value of debt securities (and therefore of Fund shares) usually fluctuates inversely to changes in interest rates. Many bonds have call features that require the Fund to tender the bond back to the issuer at the issuer's request. If a bond is called, the Fund may be able to invest the proceeds only at lower yields.

The Fund may invest any or all of its assets in higher quality tax-exempt securities when the Adviser expects interest rates to increase or when yield spreads narrow. This may reduce the Fund's current income. The Fund intends to hold short-term tax-exempt securities to meet its operating needs, but when such securities are not available, or are only available on a "when-issued" basis, the Fund may invest up to 20% of its total assets in taxable high quality money market instruments. In periods of unusual market conditions, for temporary defensive purposes, the Fund may invest more than 20% of its total assets in taxable securities.

Three common types of tax-exempt bonds are general obligation bonds (GOs), revenue bonds (RBs) and industrial revenue bonds (IRBs). GOs are payable from the issuer's unrestricted revenues and may depend on appropriation by the applicable legislative body. RBs are payable only from a specified revenue source, not the unrestricted revenues of the issuer. An IRB generally is payable only from the revenues of the corporate user of a facility and consequently its credit rating relates to that of the corporate user. While the Fund may invest more than 25% of its total assets in IRBs, it limits its investments in IRBs which are based on the credit of private entities in any one industry to 25% or less. The Fund may invest in a relatively high percentage of tax-exempt securities issued by entities with similar characteristics (i.e., location or revenue source), possibly making the Fund more susceptible to economic, political or regulatory occurrences.

The Fund may invest without limit in securities, the income from which is subject to the individual alternative minimum tax; therefore, while the Fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax. Social security benefits may be taxed as a result of receiving tax-exempt income.

Certain Investment Techniques And Risk Factors
Lower Rated Debt Securities (commonly referred to as junk bonds). Compared to securities of higher quality, lower rated bonds and unrated bonds:

1. Are likely to have more volatile market prices because:

       a.   an economic downturn or increased
            interest rates may have a more
            significant effect on the yield, price
            and potential for default;

       b. the secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty of valuing or disposing of the security;

       c.   existing legislation limits and future
            legislation may further limit (i)
            investment by certain institutions or
            (ii) tax deductibility of the interest by the issuer, which may adversely affect value; and

       d.   certain lower rated bonds do not pay
            interest in cash on a current basis.

2.     The Fund's achievement of its
       investment objective is more dependent on the Adviser's credit analysis; and

3. Lower rated debt securities are less sensitive to interest changes but are more sensitive to adverse economic developments.


Weighted average composition of the Fund's portfolio at May 31, 1997, was:

                                    Rated         Unrated

Investment grade                    53.6%            7.7%
B-BB and equivalent                  3.9%           30.7%
Below B                              0.0%            4.1%
        Total                       57.5%           42.5%


The above table reflects adjustments made by the Adviser in March 1997 to its proprietary system used for analyzing unrated bonds to place greater weight on factors similar to those used by nationally recognized rating services such as S&P and Moody's Investors Services, Inc. This represents a change in emphasis in the criteria considered by the Adviser when assigning an internal rating to unrated bonds. As a result, approximately 34% of the Fund's portfolio was reclassified as below investment grade. An additional 6% of the change in investment grade assets represents a change in the holdings of the Fund's portfolio.

This composition does not necessarily reflect the current or future portfolio. The Fund is not required to sell a security when its rating is reduced.

Temporary/Defensive Investments. The Fund may invest temporarily available cash in certificates of deposit, bankers' acceptances, high quality commercial paper, treasury bills and repurchase agreements. Under unusual market conditions the Fund may invest any or all of its assets in such instruments and U.S. government securities. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. While there is no limit on the Fund's investment in repurchase agreements, not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days.

"When-Issued" and "Delayed Delivery" Securities. The Fund may without limit acquire securities on a "when-issued" or "delayed delivery" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of an advantageous yield or price. These contracts involve the additional risk that the value of the underlying security changes prior to settlement. The Fund may realize short-term gains or losses if the contracts are sold. Transactions in when-issued securities may be limited by certain Internal Revenue Code requirements.

Options and Futures. The Fund may write covered call and put options on securities held in its portfolio and purchase call and put options on debt securities. A call option gives the purchaser the right to buy a security from, and a put option the right to sell a security to, the option writer at a specified price, on or before a specified date. The Fund will pay a premium when purchasing an option, which reduces the Fund's return on the underlying security if the option is exercised and results in a loss if the option expires unexercised. The Fund will receive a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. So long as the Fund is the writer of a call option it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements at securities exchange). So long as the Fund is a writer of a put option it will hold cash and /or high-grade debt obligations equal to the price to be paid if the option is exercised. If the Fund is unable to close out an unexpired option, the Fund must continue to hold the underlying security until the option expires. Trading hours for options may differ from the trading hours for the underlying securities. Thus, significant price movements may occur in the securities markets that are not reflected in the options market. This may limit the effectiveness of options as hedging devices. The Fund may buy or write options that are not traded on national securities exchanges and not protected by the

Options Clearing Corporation. These transactions are effected directly with a broker-dealer, and the Fund bears the risk that the broker-dealer will fail to meet its obligations. The market value of such options and other illiquid assets will not exceed 10% of the Fund's total assets.

For hedging purposes the Fund may purchase or sell (1) interest rate and tax-exempt bond index futures contracts, and (2) put and call options on such contracts and on such indices. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument at the time and in the amount specified in the contract. Although futures call for delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (sale) of a comparable contract. If the initial sale price of the future exceeds (or is less than) the price of the offsetting purchase, the Fund realizes a gain (or loss). Options on futures contracts operate in a similar manner to options on securities, except that the position assumed is in futures contracts rather than in the securities. The Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on the existing futures and related options positions would exceed 5% of the market value of the Fund's total assets. Transactions in futures and related options involve the risk of (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) significant price movement in one but not the other market because of different trading hours and
(3) the possible absence of a liquid secondary market at any point in time. Also, if the Adviser's prediction on interest rates is inaccurate, the Fund may be worse off than if it had not hedged.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets.

Short-Term Trading. Each Fund may trade portfolio securities for short-term profits to take advantage of price differentials. These trades are limited by certain Internal Revenue Code requirements.


Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund will notify investors in connection with any material change in the Fund's investment objective. If there is a change in the investment objective or investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in the investment objective or investment policies. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES ITS PERFORMANCE


Performance may be quoted in sales literature and advertisements. Each Class's average total returns are calculated in accordance with the Securities and Exchange Commission's formula, and assume the reinvestment of all distributions, the maximum initial sales charge of 4.75% on Class A shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, represent aggregate as opposed to average annual total return, and may not reflect the initial or contingent deferred sales charge.


Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent month's distribution, annualized, by the maximum offering price of that Class at the end of the month. Each Class's performance may be compared to various indices. Quotations from publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information.

All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

Colonial Investment Services, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc., which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.55% of the Fund's average daily net assets for fiscal year 1996.

Bonny E. Boatman, Senior Vice President and Director of the Adviser and head of the Adviser's Tax-Exempt Group, has managed the Fund since its inception and various other Colonial tax-exempt funds since 1985.

Peter C. Andersen, Vice President of the Adviser, has co-managed the Fund since January 1996. Prior to co-managing the Fund, Mr. Andersen was an Associate Portfolio Manager of the Fund and a high yield credit analyst for the Adviser's tax-exempt funds. Before joining the Adviser in 1993, Mr. Andersen was a venture capital research associate at MTDC and a management consultant at Arthur D. Little.

The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.14% annually of average net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.


The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.


HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at fair value following procedures adopted by the Trustees.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income monthly and any net realized gain at least annually.

The Fund generally declares distributions daily and pays them monthly. Distributions are invested in additional shares of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders, but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information. If the Fund makes taxable distributions, they will generally be taxable whether you receive them in cash or in additional Fund shares; you must report them as taxable income unless you are a tax-exempt institution. Although the Fund's distribution of interest from tax-exempt bonds will not be subject to regular federal income tax, a portion or all of such interest may be included in computing a shareholder's federal alternative minimum tax liability. In addition, shareholders will generally be subject to state and local income taxes on distributions they receive from the Fund. Furthermore, capital gains distributions by the Fund will generally be subject to federal, state and local income taxes. The Fund may at times purchase tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of the market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them. Social security benefits may be taxed as a result of receiving tax-exempt income. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.


The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50 and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.


Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                    Initial Sales Charge
 ------------------------------------------------------------
                                                   Retained
                                                      by
                                                  Financial
                                                   Service
                                  as % of            Firm
                            ---------------------   as % of
                              Amount    Offering   Offering
Amounted Purchased           Invested    Price      Price

Less than $50,000             4.99%      4.75%      4.25%
$50,000 to less than
  $100,000                    4.71%      4.50%      4.00%
$100,00 to less than
   $250,000                   3.63%      3.50%      3.00%
$250,000 to less than
  $500,000                    2.56%      2.50%      2.00%
$500,000 to less than
  $1,000,000                  2.04%      2.00%      1.75%
$1,000,000 or more            0.00%      0.00%      0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

 Amount Purchase                  Commission

 First $3,000,000                  1.00%
  Next $2,000,000                  0.50%
  Over $5,000,000                  0.25%(1)

(1)  Paid over 12 months but only to the extent shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by the investor. If a purchase results in an account having a value from $1 million to $5 million, then the shares purchased will be subject to a 1.00% contingent deferred sales charge, payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares representing such excess amount.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

          Years               Contingent Deferred
      After Purchase              Sales Charge

           0-1                       5.00%
           1-2                       4.00%
           2-3                       3.00%
           3-4                       3.00%
           4-5                       2.00%
           5-6                       1.00%
       More than 6                   0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on.

The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.


Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted. The Distributor has voluntarily agreed to waive a portion of the distribution fee so that it will not exceed 0.60% annually. This waiver may be terminated by the Distributor at any time without shareholder approval.



The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.55% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.60% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.



General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally older shares will be redeemed first unless the shareholder instructs otherwise. See the Statement of Additional Information for more information.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.


Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. The programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts see "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from your financial service firm, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW TO EXCHANGE SHARES


Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value among shares of the same class of most Colonial funds. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders.


Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge previously was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which, exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.


Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "roundtrip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.


TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares by telephone and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent telephone transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or their financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLAN

Under a 12b-1 Plan, the Fund pays the Distributor monthly a service fee at the annual rate of 0.25% of the Fund's net assets attributed to each Class of shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. The Distributor may terminate this waiver at any time without shareholder approval. Because the Class B and Class C shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.


ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1978. The Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

APPENDIX

DESCRIPTION OF BOND RATINGS

S&P


AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC and CC bonds are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC bonds are currently highly vulnerable to nonpayment.



C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


Baa bonds are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba bonds are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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                                       13

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                                       14

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Colonial Management Associates, Inc.
One Financial Center
Boston, MA 02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-345-6611

Custodian
UMB, n.a.
928 Grand Avenue
Kansas City, MO  64106

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:




Printed in U.S.A.






March 31, 1997; Revised August 1, 1997


COLONIAL HIGH YIELD
MUNICIPAL FUND

PROSPECTUS

Colonial High Yield Municipal Fund seeks a high level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in medium-to lower-grade municipal bonds.


For more detailed information about the Fund, call the Adviser at 1-800-426-3750 for the March 31, 1997; Revised August 1, 1997 Statement of Additional Information.



----------------    -----------------
NOT FDIC-INSURED    MAY LOSE VALUE
                    NO BANK GUARANTEE
----------------    -----------------

                                COLONIAL TRUST IV

                              Cross Reference Sheet

                             Colonial Utilities Fund



Item Number of Form N-1A   Location or Caption in Prospectus
------------------------   ---------------------------------

Part A
------

   1.                      Cover Page

   2.                      Summary of Expenses

   3.                      The Fund's Financial History

   4. The Fund's Investment Objective; Organization and History; How the Fund Pursues its Objective and Certain Risk Factors

   5. Cover Page; How the Fund is Managed; Organization and History; The Fund's Investment Objective, Back Cover

   6.                      Organization and History; Distributions and Taxes;
                           How to Buy Shares

   7.                      Cover Page; Summary of Expenses; How to Buy Shares;
                           How the Fund Values its Shares; 12b-1 Plan; Back
                           Cover

   8. Summary of Expenses; How to Sell Shares; How to Exchange Shares; Telephone Transactions

   9.                      Not Applicable

March 31, 1997, Revised August 1, 1997


COLONIAL
UTILITIES
FUND

PROSPECTUS


BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.


Colonial Utilities Fund (Fund), a diversified portfolio of Colonial Trust IV (Trust), an open-end management investment company, seeks current income and long-term growth.


The Fund is managed by the Adviser, an investment adviser since 1931.


This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the March 31, 1997 Statement of Additional Information as revised August 31, 1997 which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.


The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."


Contents                                                              Page
Summary of Expenses
The Fund's Financial History
The Fund's Investment Objective
How the Fund Pursues its Objective and
    Certain Risk Factors
How the Fund Measures its Performance
How the Fund is Managed
How the Fund Values its Shares
Distributions and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone Transactions
12b-1 Plan
Organization and History


-----------------------------------------------------------------------------

          NOT FDIC-INSURED         MAY LOSE VALUE
                                   NO BANK GUARANTEE

-----------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES


Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses (1)(2)

                                               Class A     Class B     Class C

Maximum Initial Sales Charge Imposed on a
 Purchase (as a % of offering price)(3)         4.75%       0.00%(5)   0.00%(5)

Maximum Contingent Deferred Sales Charge
 (as a % of offering price)(3)                  1.00%(4)    5.00%      1.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."

(2) Redemption proceeds exceeding $1,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3) Does not apply to reinvested distributions.
(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

(5) Because of the annual 0.75% distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.

Annual Operating Expenses (as a % of average net assets)

                                     Class A         Class B          Class C

Management fee                         0.65%           0.65%            0.65%
12b-1 fees                             0.25            1.00             1.00
Other expenses                         0.30            0.30             0.30
                                       ----            ----             ----
Total operating expenses               1.20%           1.95%            1.95%
                                       ====            ====             =====

Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.


Period:                Class A               Class B              Class C
                                      (6)            (7)       (6)       (7)
1 year                  $ 59         $ 20          $ 70       $ 20      $ 30
3 years                   84           61            91         61        61(9)
5 years                  110          105           125        105       105
10 years                 186          208(8)        208(8)     227       227

(6) Assumes no redemption.
(7) Assumes redemption.
(8) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.

(9) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

THE FUND'S FINANCIAL HISTORY


The following financial highlights for a share outstanding throughout each period through the year ended November 30, 1996, has been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1996 Annual Report and is incorporated by reference into the Statement of Additional Information. The financial highlights for the period ended May 31, 1997 are unaudited. The financial highlights have been restated to reflect the 4:1 split which occurred on February 10, 1992. The Fund adopted the objectives of seeking current income and, to the extent consistent with the objective, growth of income and long-term capital appreciation on March 4, 1992. On February 28, 1995, the wording of the Fund's objective was modified to "seeks primarily current income and secondarily long-term growth." The data presented below does not necessarily reflect results that would have been achieved had the Fund's current objective and policies then been in effect. No Class C shares were outstanding during the periods shown.




                                                                                             Class A
                                                ------------------------------------------------------------------------------------
                                                   (Unaudited)
                                                Six months ended
                                                    May 31                              Year ended November 30
                                                ------------------------------------------------------------------------------------
                                                   1997          1996          1995          1994          1993          1992
                                                   ----          ----          ----          ----          ----          ----
Net asset value - Beginning                      $15.210       $14.370       $11.720       $13.600       $12.960       $11.440
                                                 -------       -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.301         0.612         0.640         0.681         0.713         0.741
Net realized and unrealized gain (loss)            0.459         0.831         2.659        (1.896)        0.616         1.517
                                                 -------       -------       -------       -------       -------       -------
    Total from Investment Operations               0.760         1.443         3.299        (1.215)        1.329         2.258
                                                 -------       -------       -------       -------       -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.300)       (0.603)       (0.649)       (0.665)       (0.689)       (0.727)
From net realized gains                              ---           ---           ---           ---           ---           ---
From capital paid in                                 ---           ---           ---           ---           ---        (0.011)(b)
   Total Distributions
    Declared to Shareholders                      (0.300)       (0.603)       (0.649)       (0.665)       (0.689)       (0.738)
                                                 -------       -------       -------       -------       -------       -------
Net asset value - End of
  period                                         $15.670       $15.210       $14.370       $11.720       $13.600       $12.960
                                                 -------       -------       -------       -------       -------       -------
Total return (c)                                    5.04%(f)     10.27%        28.90%        (9.04)%       10.20%        20.21%
                                                 -------       -------       -------       -------       -------       -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.22%(d)(g)   1.20%(d)      1.21%(d)      1.23%         1.19%         1.16%
Net investment income                               3.89%(d)(g)   4.16%(d)      5.00%(d)      5.49%         4.92%         5.52%
Portfolio turnover                                     0%            8%            7%           16%            6%           35%
Average commission rate(e)                       $0.0470       $0.0484           ---           ---           ---           ---
Net assets at end of period (in millions)          $3.17          $348          $400          $373          $503          $232




                                                                                    Class A
                                            ----------------------------------------------------------------------------------------


                                                                             Year ended November 30
                                            ----------------------------------------------------------------------------------------
                                             1991(a)        1990(a)        1989(a)        1988(a)        1987(a)
                                             -------        -------        -------        -------        -------
Net asset value - Beginning                 $10.090       $11.600         $10.710        $10.300        $12.560
                                            -------       -------         -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.917         0.930           0.939          0.851          0.988
Net realized and unrealized
 gain (loss)                                   1.37        (1.472)          0.927          0.529         (2.110)
                                            -------       -------         -------        -------        -------
    Total from Investment
      Operations                               2.29        (0.542)          1.866          1.380         (1.122)
                                            -------       -------         -------        -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                   (0.941)       (0.968)         (0.932)        (0.850)        (0.973)
From net realized gains                         ---           ---          (0.044)        (0.120)        (0.165)
From capital paid in                         (0.003)(b)       ---             ---            ---            ---
   Total Distributions
    Declared to Shareholders                 (0.944)       (0.968)         (0.976)        (0.970)        (1.138)
                                            -------       -------         -------        -------        -------
Net asset value - End of
  period                                    $11.440       $10.090         $11.600        $10.710        $10.300
                                            -------       -------         -------        -------        -------
Total return (c)                              23.56%        (4.74)%         17.94%         13.75%         (9.84)%
                                            -------       -------         -------        -------        -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                       1.11%         1.17%           1.12%          1.15%          1.09%
Net investment income                          8.50%         8.69%           8.10%          7.94%          8.18%
Portfolio turnover                                1%            2%             24%            11%           206%
Average commission rate(e)                      ---           ---             ---            ---            ---
Net assets at end of period (in millions)      $135          $162            $141           $183           $288



(a) All per share amounts have been restated to reflect the 4-for-1 stock split effective February 10, 1992.
(b) The return of capital is for book purposes only and is a result of book-tax differences arising from the merger of Colonial Utilities Fund (formerly Colonial Corporate Cash Trust I) and Colonial Corporate Cash
    Trust II in a prior year. The 1992 amount represents a reclassification, for book purposes only, relating to that merger.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.
(f) Not annualized.
(g) Annualized.


                                                                                          Class B
                                                  ------------------------------------------------------------------------------
                                                    (Unaudited)
                                                  Six months ended
                                                      May 31                       Year ended November 30
                                                  ------------------------------------------------------------------------------
                                                       1997               1996          1995        1994       1993       1992(a)
Net asset value-Beginning of period                  $15.210            $14.370       $11.720     $13.600     $12.960    $12.310
                                                     -------            -------       -------     -------     -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.243              0.502         0.544       0.587       0.612      0.296
Net realized and unrealized gain (loss)                0.459              0.831         2.659      (1.896)      0.616      0.691
                                                     -------            -------       -------     -------     -------    -------
  Total from Investment Operations                     0.702              1.333         3.203      (1.309)      1.228      0.987
                                                     -------            -------       -------     -------     -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.242)            (0.493)       (0.553)     (0.571)     (0.588)    (0.337)
                                                     -------            -------       -------     -------     -------    -------
Net asset value-End of period                        $15.670            $15.210       $14.370     $11.720     $13.600    $12.960
                                                     -------            -------       -------     -------     -------    -------
Total return(b)                                         4.65%(c)           9.45%        27.96%      (9.73)%      9.42%      6.06%(c)
                                                     -------            -------       -------     -------     -------    -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                1.97%(d)(e)        1.95%(e)      1.96%(e)    1.98%       1.94%      1.91%(d)
Net investment income                                   3.14%(d)(e)        3.41%(e)      4.25%(e)    4.74%       4.17%      4.77%(d)
Portfolio turnover                                         0%                 8%            7%         16%          6%        35%
Average commission rate(f)                           $0.0470            $0.0484           ---         ---         ---        ---
Net assets at end of period (in millions)               $660               $729          $821        $744        $971       $156

(a) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized.
(d) Annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Further performance information is contained in the Fund's 1996 Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks current income and long-term growth.



HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS


The Fund seeks to achieve its objective by investing primarily in common and preferred equity securities of companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services, companies engaged in telecommunications, including telephone, telegraph, satellite, microwave, cellular, wireless or other communications media and companies primarily engaged in public broadcasting, print media and cable television (Utility Companies). The value of the Fund's shares will be more closely tied to factors affecting Utility Companies, and may be more volatile, than for a fund investing in a wider variety of industries.


The Fund may invest up to 20% of its total assets in equity securities of foreign Utility Companies and up to 20% of its total assets in equity securities of non-Utility Companies.


Equity Securities Generally. Equity securities generally include common and preferred stock, warrants (rights) to purchase such stock and sponsored and unsponsored American Depositary Receipts (ADRs)(receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities).


Utility Companies. The values of securities issued by Utility Companies (and therefore the value of Fund shares) are especially affected by changes in prevailing interest rate levels (as interest rates increase, the values of securities issued by Utility Companies tend to decrease, and vice versa). The values of and dividends paid on such securities also are affected by general competitive and market forces in the utility industries (in general, Utility Companies are facing increased competition), changes in federal and state regulation, energy conservation efforts and other environmental concerns, changes in energy demand due to weather conditions and, particularly with respect to nuclear facilities, shortened economic life and repair and decommissioning costs. Utility Companies are facing a trend toward deregulation which (by replacing monopoly positions with competition) can adversely affect their profitability by driving down prices and profit margins. Moreover, unless specifically provided for by regulatory agreements in the move toward a competitive environment, certain electric Utility Companies may not be able to recover all of their investment, in contracts or plants producing power, at above-market rates. Additionally, domestic Utility Companies, either directly or through joint ventures with other firms, may make investments abroad. Such investments, whether for the construction of power plants or for controlling or minority interests in foreign utility firms, may subject the investing companies, and, in turn, the Fund's holdings of their securities, to risks associated with foreign investments.

When-Issued Securities. The Fund may invest in equity securities on a "when-issued" or forward basis. This means that the Fund will enter into a contract to purchase the underlying security for a fixed price on a date beyond the customary settlement date. No interest accrues until settlement.

Options. The Fund may write covered call options and purchase put options on stocks and stock indexes to hedge. A call option gives the purchaser the right to buy from the

Fund, and a put option gives the Fund the right to sell to the seller of the put, a specified security at the exercise price at any time prior to the expiration of the contract. The Fund will receive a premium from writing a call option which increases its return on the underlying security if the option expires or is closed out at a profit. Written calls may obligate the Fund to sell the underlying security at a below market price. The Fund will pay a premium for a put option, which will represent a loss to the Fund if the option expires unexercised. Both are exercisable at any time prior to expiration.


Foreign Investments. Investments in foreign securities and sponsored and unsponsored ADRs have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable movements in currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.


Foreign Currency Transactions. In connection with its investments in foreign securities, the Fund may purchase and sell (i) foreign currencies on a spot or forward basis, (ii) foreign currency futures contracts, and (iii) options on foreign currencies and foreign currency futures. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.

Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, treasury bills, U.S. government securities and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes in amounts of up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets.

Other. The Fund may not always achieve its investment objective. The Fund's investment
                                       6
objective and non-fundamental investment policies may be changed without shareholder approval. The Fund will notify investors in connection with any material change in the Fund's investment objective. If there is a change in the investment objective or investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objective or investment policies. The Fund's fundamental policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.



HOW THE FUND MEASURES ITS PERFORMANCE


Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 4.75% on Class A shares and the contingent deferred sales charge applicable to the time period quoted for Class B and Class C shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total return, and may not reflect the initial or contingent deferred sales charges.


Each Class's yield, which differs from total return because it does not consider change in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent three-months' distributions, annualized, by the maximum offering price of that Class at the end of the three-month period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information.

All performance information is historical and does not predict future results.


HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

Colonial Investment Services, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.65% of the Fund's average daily net assets for fiscal year 1996.

John E. Lennon serves as manager of the Fund. Mr. Lennon, Vice President of the Adviser, has managed or co-managed the Fund since 1984 and various other Colonial equity funds since 1982.

The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.20% annually of average net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such brokers to the Adviser and its affiliates and may, in recognition of the research and brokerage services provided, pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.


HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at fair value following procedures adopted by the Trustees.


DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income monthly and any net realized gain at least annually.

The Fund generally declares distributions daily. Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at the net asset value. To change your election, call the Transfer Agent for information. Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. Each January, information on the amount and nature of the Fund's distributions for the prior year is sent to shareholders.

Distributions will qualify for the federal corporate dividends-received deduction only to the extent of aggregate qualifying dividends received by the Fund. Corporate shareholders must hold shares of the Fund for 46 days to be eligible for the deduction. The amount of dividends qualifying for the deduction will be reduced if a shareholder has indebtedness "directly attributable" to the shares owned. A corporate shareholder's distributions from the Fund are includable in its adjusted current earnings for purposes of computing the corporate alternative minimum tax (AMT) and may result in AMT liability.


HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.


The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.


Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                      Initial Sales Charge
                                                            Retained
                                                            by
                                                            Financial
                                                            Service
                              as % of                       Firm as
                          ----------------------              % of
                            Amount      Offering            Offering
Amount Purchased           Invested      Price                Price

Less than $50,000         4.99%           4.75%             4.25%
$50,000 to less           4.71%           4.50%             4.00%
than $100,000
$100,000 to less          3.63%           3.50%             3.00%
than $250,000
$250,000 to less          2.56%           2.50%             2.00%
than $500,000
$500,000 to less          2.04%           2.00%             1.75%
than $1,000,000
$1,000,000 or more        0.00%           0.00%             0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                                           Commission
First $3,000,000                                              1.00%
Next $2,000,000                                               0.50%
Over $5,000,000                                               0.25%(1)

(1) Paid over 12 months but only to the extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held. If a purchase results in an account having a value from $1 million to $5 million, then the shares purchased will be subject to a 1.00% contingent deferred sales charge, payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

     Years                                               Contingent Deferred
 After Purchase                                              Sales Charge
      0-1                                                        5.00%
      1-2                                                        4.00%
      2-3                                                        3.00%
      3-4                                                        3.00%
      4-5                                                        2.00%
      5-6                                                        1.00%
  More than 6                                                    0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on.

The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.


Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75%
annual distribution fee and 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.


The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.75% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.


General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption on which a contingent deferred sales charge is payable is made, generally, older shares will be redeemed first unless the shareholder instructs otherwise. See the Statement of Additional Information for more information.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B and Class C shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced, or without, initial or contingent deferred sales charges. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about the services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.


HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm.

Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).


Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW TO EXCHANGE SHARES


Except as described below with respect to money market funds, Fund share may be exchanged at net asset value among shares of the same class of most Colonial funds. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or eliminated upon 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders.


Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund in which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "roundtrip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.



TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares by telephone and may redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses related to unauthorized or fraudulent telephone transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.



12B-1 PLAN


Under a 12b-1 Plan, the Fund pays the Distributor monthly a service fee at the annual rate of 0.25% of the Fund's net assets attributed to each Class of shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. Because the Class B and Class C shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.



ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1978. The Fund represents an entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA  02108-2624

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:






Printed in U.S.A.







March 31, 1997, Revised August 1, 1997


COLONIAL
UTILITIES
FUND

PROSPECTUS



Colonial Utilities Fund seeks current income and long-term growth.


For more detailed information about the Fund, call the Adviser at 1-800-426-3750 for the March 31, 1997 as revised August 1, 1997 Statement of Additional Information.




-----------------------------------------------------------------------------

    NOT FDIC-INSURED                  MAY LOSE VALUE
                                      NO BANK GUARANTEE

-----------------------------------------------------------------------------

                                COLONIAL TRUST IV

                              Cross Reference Sheet

                      Colonial Municipal Money Market Fund



Item Number of Form N-1A   Location or Caption in Prospectus
------------------------   ---------------------------------

Part A
------

   1.                      Cover Page

   2.                      Summary of Expenses

   3.                      The Fund's Financial History

   4.                      The Fund's Investment Objective; Organization and
                           History;
                           How the Fund Pursues its Objective and Certain Risk Factors

   5. Cover Page; How the Fund and the Portfolio are Managed; Organization and History; The Fund's Investment Objective, Back Cover

   6.                      Organization and History; Distributions and Taxes;
                           How to Buy Shares

   7.                      Cover Page; Summary of Expenses; How to Buy Shares;
                           How the Fund Values its Shares; 12b-1 Plan; Back
                           Cover

   8. Summary of Expenses; How to Sell Shares; How to Exchange Shares; Telephone Transactions

   9.                      Not Applicable

October 28, 1996, Revised August 1, 1997


COLONIAL
MUNICIPAL
MONEY MARKET FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Administrator) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Municipal Money Market Fund (Fund), a non-diversified portfolio of Colonial Trust IV (Trust), an open-end management investment company, seeks maximum current income exempt from Federal income tax by investing principally in a diversified portfolio of "short-term" Municipal Securities.

Prior to its conversion to a master fund/feeder fund structure on September 28, 1995, the Fund invested directly in individual securities and was managed by the Administrator. Unlike a traditional mutual fund which invests directly in individual securities, the Fund currently seeks to achieve its objective by investing all of its assets in SR&F Municipal Money Market Portfolio (Portfolio), a municipal money market master fund that has the same investment objective as the Fund. The Portfolio is a series of the SR&F Base Trust, an open-end diversified management investment company which was organized as a trust under the laws of The Commonwealth of Massachusetts on August 23, 1993. Except for certain separate expenses, the Fund's investment experience will correspond directly to that of the Portfolio. The Portfolio is managed by Stein Roe & Farnham Incorporated (Adviser), successor to an investment advisory business that was founded in 1932.


This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the October 28, 1996, Revised August 1, 1997 Statement of Additional

                                                                 TM-01/922D-0897
Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Administrator at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.


An investment in the Fund is not insured or guaranteed by the U.S. Government. There can be no assurance that the $1.00 net asset value per share will be maintained.


The Fund offers three classes of shares. Class A shares are offered at net asset value; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."

Class B and Class C shares of the Fund are only for temporary investment while, for example, considering investments in Class B and Class C shares of other Colonial funds. Unlike shares of most money market funds, investments in the Fund's Class B and Class C shares are subject to contingent deferred sales charges, a distribution fee and a service fee.

Contents                                                Page
Summary of Expenses                                      2
The Fund's Financial History                             3
Two-Tiered Structure                                     5
The Fund's Investment Objective                          5
How the Fund Pursues its Objective
   and Certain Risk Factors                              5
How the Fund Measures its Performance                    9
How the Fund and the Portfolio are Managed               9
How the Fund Values its Shares                          10
Distributions and Taxes                                 10
How to Buy Shares                                       11
How to Sell Shares                                      12
How to Exchange Shares                                  13
Telephone Transactions                                  13
12b-1 Plan                                              14
Organization and History                                14
Appendix                                                15


----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund.

Shareholder Transaction Expenses (1)(2)


                                                        Class A          Class B        Class C
Maximum Contingent Deferred Sales Charge (as a % of     1.00%(4)         5.00%(5)       1.00%(5)
offering price)(3)

(1)     For accounts less than $1,000 an annual fee of $10 may be deducted.
        See "How to Buy Shares."
(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3)     Does not apply to reinvested distributions.
(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."
(5) Because of the 0.75% distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.


Annual Operating Expenses (as a % of average net assets)


                                     Class A   Class B      Class C

12b-1 fees                            0.00%     1.00%        0.40%(6)
Other expenses (after expense
 reimbursement and fee waiver)        0.75      0.75         0.75
                                      ----      ----         -----
Administration fee (after fee         0.00%     0.00%        0.00%
 waiver)                              -----     -----        -----
Total operating expenses              0.75%(6)  1.75%(6)     1.15%(6)
                                      =====     =====        =====

(6) The Administrator has voluntarily agreed to waive or bear certain Fund expenses until further notice to the Fund. The Distributor has voluntarily agreed to waive a portion of the Class C share Rule 12b-1 distribution fee so that it will not exceed 0.15% annually. The Distributor may terminate the fee waiver at any time without shareholder approval. Absent such agreements, the "12b-1 fees" would have been 1.00% for Class C shares, the "Administration fee" would have been 0.25% for each Class of shares, "Other expenses" would have been 1.26% for each Class of shares and "Total operating expenses" would have been 1.51% for Class A shares, 2.51% for Class B shares and 2.51% for Class C shares.


The preceding tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. Total Operating Expenses include the expenses of the Portfolio as well as the Fund. Total Operating Expenses have been restated to reflect current fees. See "How the Fund and the Portfolio are Managed" and "12b-1 Plan" for more complete descriptions of the Fund's and the Portfolio's various costs and expenses.

Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.


             Class A           Class B                  Class C
Period:                     (7)         (8)        (7)         (8)
 1 year       $ 8         $ 68         $18       $ 22        $ 12
 3 years       24           85          55         37(10)      37(10)
 5 years       42          115          95         63          63
10 years       93          180(9)      180(9)     140         140



(7)     Assumes redemption at period end.
(8)     Assumes no redemption.
(9) Class B shares convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.
(10) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

Without voluntary fee reduction, the amounts would be $15, $48, $82 and $180 for Class A shares for 1, 3, 5 and 10 years, respectively; $75, $108, $154 and $260 for Class B shares assuming redemptions for 1, 3, 5 and 10 years, respectively; $25, $78, $134 and $260 for Class B shares assuming no redemptions for 1, 3, 5 and 10 years, respectively; $35, $78, $134 and $285 for Class C shares assuming redemptions for 1, 3, 5 and 10 years, respectively; and $25, $78, $134 and $285 for Class C shares assuming no redemptions for 1, 3, 5 and 10 years, respectively.

THE FUND'S FINANCIAL HISTORY (a)

The following schedule of financial highlights for a share outstanding throughout each period through the year ended June 30, 1996, have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1996 Annual Report and is incorporated by reference into the Statement of Additional Information. The financial highlights for the period ended December 31, 1996 are unaudited. No Class C shares were outstanding during the periods shown.



                                                       CLASS A
                                   ---------------------------------------------
                                   Period ended
                                     December 31    Year ended    Period ended
                                     (Unaudited)      June 30        June 30
                                     -------------  ------------  -------------
                                     1996             1996(c)        1995(d)
                                     -------------  ------------  -------------
Net asset value - Beginning of
 period                              $1.000           $1.000         $1.000
                                     ------           ------         ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income(b)             0.015  (f)       0.030  (f)     0.018
                                     ------           ------         ------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
 From net investment income          (0.015)          (0.030)        (0.018)
Net asset value - End of period      $1.000           $1.000         $1.000
                                     ======           ======         ======
Total return(g)(h)                    1.46%  (i)       3.04%          1.80%  (i)
                                     ------           ------         ------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                            0.75%  (j)       0.75%  (f)     0.75%  (j)
  Fees and expenses waived
    or borne by the Adviser/
    Administrator                     0.60%  (j)       0.84%  (f)     0.36%  (j)
  Net investment income               2.91%  (j)       3.00%  (f)     3.05%  (j)
Net assets at end of period (000)   $20,283          $19,676        $24,675

                                                                                CLASS A
                                        --------------------------------------------------------------------------------------------
                                                                          Year ended November 30
                                        --------------------------------------------------------------------------------------------
                                        1994       1993       1992        1991        1990       1989       1988      1987(e)
                                        --------------------------------------------------------------------------------------------
Net asset value - Beginning of
 period                                 $1.000     $1.000     $1.000      $1.000      $1.000     $1.000     $1.000    $1.000
                                        ------     ------     ------      ------      ------     ------     ------    ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income(b)                0.020      0.017      0.024       0.042       0.055      0.059      0.050     0.022
                                        ------     ------     ------      ------      ------     ------     ------    ------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
 From net investment income             (0.020)    (0.017)    (0.024)     (0.042)     (0.055)    (0.059)    (0.050)   (0.022)
Net asset value - End of period         $1.000     $1.000     $1.000      $1.000      $1.000     $1.000     $1.000    $1.000
                                        ======     ======     ======      ======      ======     ======     ======    ======
Total return(g)(h)                       2.00%      1.73%      2.44%       4.26%       5.64%      6.11%      5.12%     2.19% (i)
                                        ------     ------     ------      ------      ------     ------     ------    ------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                               0.60%      0.75%      0.75%       0.75%       0.75%      0.66%      0.39%     ---
  Fees and expenses waived
    or borne by the Adviser/
    Administrator                        0.59%      0.50%      0.61%       0.53%       0.38%      0.31%      0.49%     1.08% (j)
  Net investment income                  2.05%      1.69%      2.42%       4.23%       5.50%      5.96%      4.95%     5.37% (j)
Net assets at end of period (000)      $28,808    $18,618    $34,956     $28,355     $37,158    $40,639    $53,758   $52,190




(a)     Prior to September 28, 1995, the Fund was managed by the Administrator and invested directly in individual securities. On September 15, 1995, shareholders of the Fund approved a conversion of the Fund to a master fund/feeder fund structure at a special meeting of shareholders called for that purpose. The financial history presented in this section for
        Class A and Class B shares is that of the Fund. However, the investment performance disclosed in the Statement of Additional Information and in any sales or advertising materials for the Fund for periods prior to
        September 28, 1995 is that of the Stein Roe Municipal Money Market Fund, adjusted to reflect applicable sales loads of the Fund. The investment adviser of the Stein Roe Municipal Money Market Fund before its conversion to a feeder fund of the Portfolio on September 28, 1995 was the Adviser. Also, the investment objective, policies and restrictions of the Portfolio are generally the same as those of the Stein Roe
        Municipal Money Market Fund prior to September 28, 1995.
(b)     Net of fees and expenses waived or borne by the Adviser/Administrator which amounted to
        $0.003     $0.008     $0.002     $0.006     $0.005     $0.006     $0.005     $0.004     $0.003     $0.005     $0.005
(c)     Effective September 28, 1995, Stein Roe & Farnham became the investment adviser of the
        Portfolio.
(d)     The Fund changed its fiscal year end from November 30 to June 30 on June
        16, 1995.
(e)     The Fund commenced investment operations on June 16, 1987.
(f)     The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of SR&F Municipal Money Market Portfolio.
(g)     Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h)     Had the Adviser/Administrator not waived or reimbursed a portion of expenses total return would have been reduced.
(i)     Not annualized.
(j)     Annualized.

                                                                     CLASS B
                                   ----------------------------------------------------------------------------------
                                   Period ended
                                   December 31        Year ended     Period ended
                                   (Unaudited)          June 30         June 30            Year ended November 30
                                   -------------      ----------     ------------     -------------------------------
                                   1996                 1996(c)         1995(d)        1994        1993      1992(e)
                                   ----                 -------         -------       -------------------------------
Net asset value - Beginning of
 period                            $1.000                $1.000         $1.000         $1.000      $1.000    $1.000
                                   ------                ------         ------         ------      ------    ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income(b)           0.011                 0.020 (f)      0.012          0.010       0.009     0.007
                                    -----                 -----          -----     -------------------------------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
 From net investment income        (0.011)               (0.020)        (0.012)        (0.010)     (0.009)   (0.007)
                                    -----                 -----          -----          -----       -----     -----
Net asset value - End of period    $1.000                $1.000         $1.000         $1.000      $1.000    $1.000
                                   ======                ======         ======         ======      ======    ======
Total return(g)(h)                  1.12% (i)             2.02%          1.20% (i)      1.01%       0.93%     0.68% (i)
                                   -----                  ----           -----          -----       -----     -----
RATIOS TO AVERAGE NET ASSETS:
  Expenses                          1.75% (j)             1.75% (f)      1.75% (j)      1.60%       1.75%     1.75% (j)
  Fees and expenses waived
   or borne by the Adviser/
   Administrator                    0.60% (j)             0.84% (f)      0.36% (j)      0.59%       0.50%     0.79% (j)
Net investment income               1.91% (j)             2.00% (f)      2.05% (j)      1.05%       0.69%     1.42% (j)
Net assets at end of period (000)  $1,586                $1,235          $3,111         $3,867        $908      $135





(a)     Prior to September 28, 1995, the Fund was managed by the Administrator and invested directly in individual securities. On September 15, 1995, shareholders of the Fund approved a conversion of the Fund to a master fund/feeder fund structure at a special meeting of shareholders called for that purpose. The financial history presented in this section for
        Class A and Class B shares is that of the Fund. However, the investment performance disclosed in the Statement of Additional Information and in any sales or advertising materials for the Fund for periods prior to
        September 28, 1995 is that of the Stein Roe Municipal Money Market Fund, adjusted to reflect applicable sales loads of the Fund. The investment adviser of the Stein Roe Municipal Money Market Fund before its conversion to a feeder fund of the Portfolio on September 28, 1995 was the Adviser. Also, the investment objective, policies and restrictions of the Portfolio are generally the same as those of the Stein Roe
        Municipal Money Market Fund prior to September 28, 1995.
(b)     Net of fees and expenses waived or borne by
        the Adviser/ Administrator which amounted to
                                   $0.003            $0.008            $0.002         $0.006      $0.005    $0.003
(c)     Effective September 28, 1995, Stein Roe & Farnham became the investment adviser of the Portfolio.
(d)     The Fund changed its fiscal year end from November 30 to June 30 on June
        16, 1995.
(e)     Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(f)     The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of SR&F Municipal Money Market Portfolio.
(g)     Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h)     Had the Adviser/Administrator not waived or reimbursed a portion of expenses total return would have been reduced.
(i)     Not annualized.
(j)     Annualized.


Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

TWO-TIERED STRUCTURE


Unlike other mutual funds which invest directly in individual securities, the Fund is an open-end management investment company that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund and which invests directly in portfolio securities. See "The Fund's Investment Objective," "How the Fund Pursues its Objective and Certain Risk Factors" and "How the Fund and the Portfolio are Managed" for information concerning the Portfolio's and the Fund's investment objectives, policies, management and expenses. The following describes certain of the effects and risks of this structure. The Fund's and the Portfolio's investment objectives may be changed without shareholder approval. Matters submitted by the Portfolio to its investors for a vote will be passed along by the Fund to its shareholders, and the Fund will vote its entire interest in the Portfolio in proporiton to the votes actually received from Fund shareholders.


The Stein Roe Fund invests, and other feeder funds or institutions may invest, in the Portfolio on substantially the same terms and conditions as the Fund. Each investor in the Portfolio will bear its proportionate share of the Portfolio's expenses. However, the Stein Roe Fund and other mutual fund investors in the Portfolio will not be required to issue their shares at the same public offering price as the Fund and may have direct expenses that are higher or lower than those of the Fund. These differences may result in such other funds' generating investment returns higher or lower than those of the Fund. Large scale redemptions by such other investors in the Portfolio could result in untimely liquidation of the Portfolio's security holdings, loss of investment flexibility and an increase in the operating expenses of the Portfolio as a percentage of its assets.

The Fund will continue to invest in the Portfolio as long as the Trust's Board of Trustees determines it is in the best interest of Fund shareholders to do so. In the event that the Portfolio's investment objective or policies were changed so as to be inconsistent with the Fund's investment objective or policies, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's investment objective or policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity or the retention of an investment adviser to manage the Fund's investments. Certain of these actions would require Fund shareholder approval. Withdrawal of the Fund's assets from the Portfolio could result in a distribution by the Portfolio to the Fund of portfolio securities in kind (as opposed to a cash distribution), and the Fund could incur brokerage fees or other transaction costs and could realize distributable taxable gains in converting such securities to cash. Such a distribution in kind could also result in a less diversified portfolio of investments for the Fund.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks maximum current income exempt from Federal income tax by investing principally in a diversified portfolio of "short-term" Municipal Securities.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund seeks to achieve its investment objective by investing all its assets in the Portfolio, which has the same investment objective and policies as the Fund. In pursuing its investment objective, the Portfolio attempts to maintain relative stability of principal and liquidity. The Portfolio invests principally in a diversified portfolio of short-term Municipal Securities. "Short-term" means a remaining maturity of no more than thirteen months (or a comparable period). See the

Statement of Additional Information for more information.

It is a fundamental policy that normally at least 80% of the Portfolio's investments will produce income that is exempt from Federal income tax, except for periods in which the Adviser believes require a temporary defensive position for the protection of shareholders.

As a fundamental policy, the Portfolio invests in Municipal Securities that, at the time of purchase, are: (i) variable rate demand securities whose demand feature is rated within the two highest ratings assigned by Moody's Investors Service, Inc. (Moody's), VMIG1 or VMIG2; (ii) notes rated within the two highest short-term municipal ratings assigned by Moody's, MIG1 or MIG2, or within the highest rating assigned by Standard & Poor's Corporation (S&P), SP-1+; (iii) municipal commercial paper (short-term promissory notes) rated Prime-1 by Moody's, or A-1+ or A-1 by S&P; (iv) municipal bonds, including industrial development bonds, rated within the two highest ratings assigned to municipal bonds by S&P, AAA or AA, or by Moody's, Aaa or Aa; (v) securities not rated as described in (i) through (iv) but determined by the Board of Trustees of the Portfolio to be at least equal in quality to one or more of the foregoing ratings, although other types of obligations of the same issuer might not be within the foregoing ratings; (vi) securities backed by the full faith and credit of the U.S. government; or (vii) securities as to which the payment of principal and interest is collateralized by securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities (U.S. government securities) deposited in an escrow for the benefit of holders of the securities. In accordance with SEC Rule 2a-7 under the Investment Company Act of 1940, each security in which the Portfolio invests will be U.S. dollar denominated and (i) rated (or be issued by an issuer that is rated with respect to its short-term debt) within the two highest rating categories for short-term debt by at least two nationally recognized statistical rating organizations (NRSROs) or, if rated by only one NRSRO, rated within the two highest rating categories by that NRSRO, or, if unrated, determined by or under the direction of the Board of Trustees of the Portfolio to be of comparable quality, and (ii) determined by or under the direction of the Portfolio's Board of Trustees to present minimal credit risks.

Municipal Securities. Municipal Securities are debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular Federal income tax.

The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue bonds, the credit quality of which is normally directly related to the credit standing of the industrial user involved. Municipal Securities may bear either fixed or variable rates of interest. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of such instruments.

Within the principal classifications of Municipal Securities, there are various types of instruments, including municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal lease securities, and participation certificates therein, evidence certain types of interests in lease or installment purchase contract obligations of a municipal authority or other entity. Custodial receipts represent ownership in future interest or principal payments (or both) on certain Municipal Securities and are underwritten by securities dealers or banks. Some Municipal Securities may not be backed by the faith, credit and taxing power of the issuer and may be subject to "non-appropriation" clauses which provide that the municipal authority is not obligated to make lease or other contractual payments, unless specific annual appropriations are made by the municipality. The Portfolio may invest more than 5% of its net assets in municipal bonds and notes, but does not expect to invest more than 5% of its net assets in the other Municipal Securities described in this paragraph. The Board of Trustees of the Portfolio is responsible for determining the credit quality of unrated municipal leases on an ongoing basis, including an assessment of the likelihood that such leases will not be canceled.

The Portfolio may also purchase Municipal Securities that are insured as to the timely payment of interest and principal. Such insured Municipal Securities may already be insured when purchased by the Portfolio or the Portfolio may purchase insurance in order to turn an uninsured Municipal Security into an insured Municipal Security.

Some Municipal Securities are backed by (i) the full faith and credit of the U.S. government, (ii) agencies or instrumentalities of the U.S. government, or
(iii) U.S. government securities.

Except with respect to Municipal Securities with a demand feature acquired by the Portfolio, if, after purchase by the Portfolio, an issue of Municipal Securities ceases to meet the required rating standards, if any, the Portfolio is not required to sell such security, but the Adviser would consider such an event in deciding whether it should retain the security in its portfolio.

In the case of Municipal Securities with a demand feature acquired by the Portfolio, if the quality of such a security falls below the minimum level applicable at the time of acquisition, the Portfolio must dispose of the security, unless the Portfolio's Board of Trustees determines that it is in the best interest of the Portfolio and its shareholders to retain the security.

Other Investment Practices. The Portfolio may also engage to a limited extent in the following investment practices, each of which may involve certain special risks:

When-Issued and Delayed-Delivery Securities. The Portfolio's assets may include securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Portfolio makes such commitments only with the intention of actually acquiring the securities but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before settlement date.

Stand-By Commitments. To facilitate portfolio liquidity, the Portfolio may obtain stand-by commitments when it purchases Municipal Securities. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed upon price on certain dates within a specified period.

Participation Interests. The Portfolio may also purchase participation interests or certificates of participation in all or part of specific holdings of Municipal Securities, including municipal obligations. Some participation interests, certificates of participation and municipal lease obligations are illiquid and, as such, will be subject to the Portfolio's 10% limit on investments in illiquid securities.

Tender Option Bonds. The Portfolio may purchase tender option bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Securities and for other reasons. The Portfolio does not intend to invest more than 10% of net assets in tender option bonds.

Borrowing of Money. The Portfolio may borrow money up to 33 1/3% of its total assets, determined at current value at the time of such borrowing, from banks as a temporary measure for extraordinary or emergency purposes but not to increase portfolio income. The Portfolio may engage in reverse repurchase agreements which may be viewed as the borrowing of money by the Portfolio. The Portfolio will not purchase additional securities at a time when borrowings, less proceeds receivable from sale of portfolio securities, exceed 5% of its total assets.

Under a lending program, the Portfolio and each of the other Stein Roe funds may borrow money from and lend money to the other Stein Roe funds primarily to allow the borrowing fund to meet shareholder redemptions. Borrowings and loans each may not exceed 33 1/3% of the Portfolio's total assets.

The Portfolio may borrow cash from another Stein Roe fund only if the terms were at least as favorable as the terms on which it could borrow from a bank, and would lend money only if the rate earned was at least as favorable as the rate it could earn on a repurchase agreement or other short-term investment. In addition to banks and the other Stein Roe funds, the Portfolio may borrow from any other lenders from which it may borrow under applicable law, although there are no current plans to do so.

With respect to borrowing, there is a risk that the Portfolio could have a loan recalled by the lending Stein Roe fund on one day's notice. In these circumstances, the Portfolio might have to borrow from a bank at a higher interest cost if money to borrow were not available from another Stein Roe fund. With respect to loans, there is a risk that the Portfolio could experience a delay in obtaining repayment and, unlike with a repurchase agreement, the Portfolio would not necessarily have received collateral for its loan. A delay in obtaining prompt payment could cause the Portfolio to miss an investment opportunity or to incur costs to borrow money to replace the loaned funds.

Risk Factors. All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Although the Portfolio seeks to reduce risk by investing in a diversified portfolio, this does not eliminate all risk. The risks inherent in the Portfolio depend primarily upon the maturity and quality of the obligations in which it invests as well as on market conditions. A decline in prevailing levels of interest rates generally increases the value of the Portfolio's securities, while an increase in rates usually reduces the value of those securities. There can be no assurance that the Portfolio will achieve its objective, nor can the Portfolio assure that payments of interest and principal on portfolio securities will be made when due.

Generally, high-quality short-term obligations offer lower yields and less fluctuation in value than long-term quality obligations. Consequently, the Portfolio is designed for investors who seek little or no fluctuation in portfolio value.

Although the Portfolio currently limits its investments in Municipal Securities to those on which interest is exempt from the regular Federal income tax, it may invest up to 100% of its total assets in Municipal Securities the interest on which is subject to the Federal alternative minimum tax.


The Portfolio may invest 25% or more of its assets in Municipal Securities that are related in such a way that an economic, business, or political development affecting one such security could also affect the other securities. For example, Municipal Securities the interest upon which is paid from revenues of similar-type projects, such as hospitals, utilities or housing, would be so related. The Portfolio may invest 25% or more of its assets in industrial development bonds (subject to the concentration restrictions described in the Statement of Additional Information). It is a fundamental policy that the assets of the Portfolio that are not invested in Municipal Securities may be held in cash or invested in short-term taxable investments. Because the Portfolio invests in securities backed by banks or other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its net asset value. To the extent the Fund invests Municipal Securities backed by third parties, including banks and other financial institutions, changes in the credit quality of those third party institutions could result in losses to the Fund and affect the Fund's share price.



Other. The Portfolio and, therefore, the Fund may not always achieve its investment objective. The Fund's and the Portfolio's investment objectives and non-fundamental investment policies may be changed without shareholder approval. The Fund will notify investors in connection with any material change in the Fund's investment objective or investment policies. If there is a change in the investment objective or investment policies shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. Class B and Class C shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objective or investment policies. The Fund's and the Portfolio's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's and the Portfolio's outstanding voting securities, respectively. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES ITS PERFORMANCE


Performance may be quoted in advertisements and sales literature. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate rather than average annual total returns, and may not reflect the contingent deferred sales charge.


Each Class's yield and tax-equivalent yield are calculated in accordance with the Securities and Exchange Commission's formula for money market funds. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information.

Unlike bank deposits or other investments which pay a fixed yield for a stated period of time, each Class's yield changes in response to fluctuations in interest rates and Fund expenses. Therefore, past Fund performance does not predict future performance. Yields on other investments may be calculated differently. When comparing investments, investors should consider the quality and maturity of the portfolio securities involved.

HOW THE FUND AND THE PORTFOLIO ARE MANAGED

The Trust's Trustees formulate the Fund's general policies and oversee the Fund's affairs. The Fund has not retained the services of an investment adviser because the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio is managed by the Adviser. Subject to the supervision of the Portfolio's Trustees, the Adviser makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. The Adviser is an indirect subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. See "Management of the Colonial Funds" and "Management of the Base Trust" in the Statement of Additional Information for information concerning the Trustees and officers of the Trust and the Portfolio.


The Adviser places all orders for the purchase and sale of securities for the Portfolio. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.


For its management services, the Adviser receives from the Portfolio a monthly fee at an annual rate of 0.25% of the Portfolio's average daily net assets. The Adviser also provides pricing and bookkeeping services to the Portfolio for a fee of $25,000 plus 0.0025% annually of average daily net assets over $50 million. SteinRoe Services Inc., a wholly-owned indirect subsidiary of Liberty Mutual, serves as the transfer agent to the Portfolio for a monthly fee of $500.

The Administrator provides the Fund with certain administrative services and generally oversees the operation of the Fund. The Fund pays the Administrator a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets for these services. The Administrator also provides pricing and bookkeeping services to the Fund for a monthly fee at the annual rate of $18,000 plus 0.0233% annually of average daily net assets over $50 million. Colonial Investment Services, Inc. (Distributor) serves as the Fund's distributor. Colonial Investors Service Center, Inc. (Transfer Agent) serves as the Fund's shareholder services and transfer agent for a fee of 0.20% annually of average daily net assets plus certain out-of-pocket expenses. The Administrator, the Distributor and the Transfer Agent are all indirect subsidiaries of Liberty Financial.

Each of the foregoing fees is subject to any fee waiver or expense reimbursement to which the Adviser or the Administrator may agree. See "Summary of Expenses" above.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund and the Portfolio are valued as of the close of the New York Stock Exchange (Exchange) (normally 4:00 p.m. Eastern time, 3:00 p.m. Chicago time) each day the Exchange is open. The net asset value of the Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Portfolio's Board of Trustees, the net asset value of the Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m. Chicago time. Portfolio securities are valued using the "amortized cost" method (when such cost approximates current market value pursuant to procedures adopted by the Portfolio's Trustees), which does not consider the effect of fluctuating interest rates on the value of assets. The Portfolio allocates net asset value, income and expenses to the Fund based on its percentage of ownership. The Fund and the Portfolio intend to maintain a per share net asset value of $1.00, but this cannot be assured.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to its shareholders virtually all net income and any net realized gains at least annually.


The Fund generally declares distributions daily and pays them monthly. Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. If an investment is made by federal funds wire, dividends start accruing on the next business day. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information.


If the Fund makes taxable distributions, they will generally be taxable whether you receive distributions in cash or in additional Fund shares, and you must report them as taxable income unless you are a tax-exempt institution. Although the Fund's distributions of interest from tax-exempt bonds will not be subject to regular federal income tax, a portion of such interest may be included in computing a shareholder's federal alternative minimum tax liability. In addition, shareholders will generally be subject to state and local income taxes on distributions they receive from the Fund. Furthermore, capital gains distributions by the Fund will generally be subject to federal, state and local income taxes. The Fund may at times purchase tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of the market discount will be included in the Fund's ordinary income and will be taxable to you as such when it is distributed to you. Social security benefits may be taxed as a result of receiving tax-exempt income. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value.

     The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50. Certificates will not be issued for shares of the Fund. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Class A Shares. Class A shares are offered at net asset value. The Distributor pays no commission on sales of Class A shares.


Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution or service fee), a 0.25% annual service fee and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that redemption occurs:


          Years                 Contingent Deferred
      After Purchase                Sales Charge
           0-1                         5.00%
           1-2                         4.00%
           2-3                         3.00%
           3-4                         3.00%
           4-5                         2.00%
           5-6                         1.00%
       More than 6                     0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.


Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted. The Distributor has voluntarily agreed to waive a portion of the distribution fee so that it will not exceed 0.15% annually. This waiver may be terminated by the Distributor at any time without shareholder approval.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.10% annually, commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.15% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). As all Fund shares are offered at net asset value, no special purchase plans or methods are established for the Fund, except as described in the preceding sentence respecting redemptions resulting in account value falling below its Base Amount. When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first unless the shareholder instructs otherwise. See the Statement of Additional Information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Class B and Class C shares of the Fund are only for temporary investment while considering investments in Class B and Class C shares of other Colonial funds. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.


Financial service firms receive compensation only on sales of Class B shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales of Class B shares. See the Statement of Additional information for more information.

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000, unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" on the Statement of Additional Information for more information.


HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates which were issued prior to the Fund's conversion to a master fund/feeder fund structure for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales of shares by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms.
Financial service firms must receive requests prior to the time the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW TO EXCHANGE SHARES


Except as described below with respect to money market funds, the Fund shares may be exchanged at net asset value among shares of the same class of most Colonial funds. Shares will continue to age without regard to the exchange for purposes of conversion and in determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Administrator determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to impact adversely the Adviser's ability to manage the Fund's investments in accordance with its investment objectives or otherwise harm the Fund or its remaining shareholders.


Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Purchasers of $1 million or more of Class A shares of other Colonial funds who exchange their shares for Class A shares of the Fund and redeem those Fund shares within 18 months after the original investment are subject to a 1.00% contingent deferred sales charge.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund in which the original investment was made.


Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "round-trip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.


TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Proceeds and confirmations of telephone transactions will be mailed or sent to the address of record. Telephone redemptions are not available on accounts with an address change in the preceding 60 days. The Administrator, the Transfer Agent and the Fund will not be liable when following telephone instructions reasonably believed to be genuine and a shareholder may suffer a loss from unauthorized or fraudulent transactions. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized transactions in the event reasonable procedures are not employed. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number. Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Administrator, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLAN


Under a 12b-1 Plan, the Fund pays the Distributor monthly a service fee at the annual rate of 0.25% of the net assets attributed to the Fund's Class B and Class C shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.15% annually. The Distributor may terminate this waiver at any time without shareholder approval. Because the Class B and Class C shares bear the additional fees, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert the multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the Distributor and its affiliates (including the Administrator and the Adviser) which may be construed to be indirect financing of Fund share sales.


ORGANIZATION AND HISTORY

The Fund is the successor to Colonial Tax-Exempt Money Market Trust, which was organized in 1987 as a Massachusetts business trust. The Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

APPENDIX

DESCRIPTION OF BOND RATINGS

S&P


AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in a small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, this category faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-): ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:
SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

[bullet] Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

[bullet] Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:
A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations, 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:
The description of the applicable rating symbols and their meanings is substantially the same as its Municipal Bond ratings set forth above.


MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1, Baa1, Ba1 and B1.

A bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

Municipal Notes:
MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

               Prime-1  Highest Quality
               Prime-2  Higher Quality
               Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of its Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Investment Adviser
Stein Roe & Farnham Incorporated
One South Wacker Drive
Chicago, IL  60606

Administrator
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Custodian of Fund
UMB, n.a.
928 Grand Avenue
Kansas City, MO  64106

Custodian of Portfolio
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Accountants of Fund
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Independent Auditors of Portfolio
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606

Legal Counsel of Fund
Ropes & Gray
One International Place
Boston, MA 02110-2624

Your financial service firm is:




Printed in U.S.A.


October 28, 1996, Revised August 1, 1997


COLONIAL
MUNICIPAL MONEY
MARKET FUND

PROSPECTUS

Colonial Municipal Money Market Fund seeks maximum current income exempt from Federal income tax by investing principally in a diversified portfolio of "short-term" Municipal Securities. The Fund currently seeks to achieve its objective by investing all of its assets in the SR&F Municipal Money Market Portfolio, a municipal money market master fund which has the same investment objective as the Fund.


For more detailed information about the Fund, call the Administrator at 1-800-426-3750 for the October 28, 1996, Revised August 1, 1997 Statement of Additional Information.


----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE
----------------------------- --------------------------



                                COLONIAL TRUST IV

                              Cross Reference Sheet

                            Colonial Tax-Exempt Fund

                        Colonial Tax-Exempt Insured Fund

                      Colonial Intermediate Tax-Exempt Fund



                           Location or Caption in Statement of
Item Number of Form N-1A   Additional Information
------------------------   -----------------------------------

Part B
------

  10.                      Cover Page

  11.                      Table of Contents

  12.                      Not Applicable

  13.                      Investment Objectives and Policies of the Funds;
                           Fundamental Investment Policies of the Funds; Other Investment Policies of the Funds; Miscellaneous Investment Practices; Portfolio Turnover

  14.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  15.                      Fund Charges and Expenses

  16.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  17.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  18.                      Shareholder Meetings

  19.                      How to Buy Shares; Determination of Net Asset Value;
                           Suspension of Redemptions; Special Purchase
                           Programs/Investor Services; Programs for Reducing or Eliminating Sales Charges; How to Sell Shares; How to Exchange Shares

  20.                      Taxes

  21.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  22.                      Fund Charges and Expenses; Investment Performance;
                           Performance Measures

  23.                      Independent Accountants

                            COLONIAL TAX-EXEMPT FUND
                        COLONIAL TAX-EXEMPT INSURED FUND
                      COLONIAL INTERMEDIATE TAX-EXEMPT FUND
                       Statement of Additional Information
                     March 31, 1997; Revised August 1, 1997


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Tax-Exempt Fund, Colonial Tax-Exempt Insured Fund and Colonial Intermediate Tax-Exempt Fund (each a Fund and, collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated March 31, 1997; Revised August 1, 1997. This SAI should be read together with the Prospectus and the Funds' most recent Annual and Semiannual Reports dated November 30, 1996 and May 31, 1997, respectively. Investors may obtain a free copy of the Prospectus, Annual and Semiannual Reports from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111-2621.

Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Funds' Prospectus.

TABLE OF CONTENTS

                                                       Page

Definitions
Investment Objectives and Policies
Fundamental Investment Policies
Other Investment Policies
Fund Charges and Expenses
Investment Performance
Custodian
Independent Accountants

Part 2

Miscellaneous Investment Practices
Taxes
Management of the Colonial Funds
Determination of Net Asset Value
How to Buy Shares
Special Purchase  Programs/Investor Services
Programs for Reducing or Eliminating Sales Charges
How to Sell Shares
Distributions
How to Exchange Shares
Suspension of Redemptions
Shareholder Liability
Shareholder Meetings
Performance Measures
Appendix I
Appendix II







TE-16/917D-0897


                                       a

                                     Part 1

                            COLONIAL TAX-EXEMPT FUND
                        COLONIAL TAX-EXEMPT INSURED FUND
                      COLONIAL INTERMEDIATE TAX-EXEMPT FUND
                       Statement of Additional Information
                     March 31, 1997; Revised August 1, 1997

DEFINITIONS
"Trust"                         Colonial Trust IV
"Fund or Tax-Exempt Fund"       Colonial Tax-Exempt Fund
"Fund or Insured Fund"          Colonial Tax-Exempt Insured Fund
"Fund or Intermediate Fund"     Colonial Intermediate Tax-Exempt Fund
"Adviser"                       Colonial Management Associates, Inc., the
                                Funds' investment adviser
"CISI"                          Colonial Investment Services, Inc., the Funds'
                                distributor
"CISC"                          Colonial Investors Service Center, Inc., the
                                Funds' investor services and transfer agent

INVESTMENT OBJECTIVES AND POLICIES
The Prospectus describes the Funds' investment objectives and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:

           Short-Term Trading
           Zero Coupon Securities (Intermediate Fund)
           High Yield Bonds (Tax-Exempt Fund)
           Forward Commitments
           Repurchase Agreements
           Options on Securities
           Futures Contracts and Related Options
           Inverse Floating Obligations (Intermediate Fund)

Except as indicated below under "Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess of deficiency occurs as a result of such investment. For the purpose of the Investment Company Act of 1940 (Act) diversification requirement, an issuer is the entity whose revenues support the security.

Each Fund may:
1. Issue senior securities only through borrowing from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;
2. Invest up to 5% of its net assets in real estate as a result of owning securities (i.e., foreclosing and collateral);
3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts does not exceed 5% of its total assets;
4. Underwrite securities issued by others only when disposing of portfolio securities;
5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;
6. Not concentrate more than 25% of its total assets in any one industry, or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase the Fund would own more than 10% of the outstanding voting shares of such issuer;


                                       b

7. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; (Tax-Exempt Fund, Insured Fund)
8. Invest up to 10% of net assets in illiquid assets; (Tax-Exempt Fund, Insured Fund)
9. And will, under normal circumstances, invest at least 80% of its total assets in tax-exempt bonds.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.     Invest more than 15% of its net assets in illiquid assets. (Intermediate
       Fund)

FUND CHARGES AND EXPENSES
Under the Tax-Exempt Fund's and the Insured Fund's management agreement, the Trust pays the Adviser a monthly fee based on the average daily net assets allocated among the Tax-Exempt Fund, Insured Fund and Colonial High Yield Municipal Fund at the following annual rates:

                      Average Net Assets          Annual Fee Rate
                      ------------------          ---------------
                       First $1 billion                0.60%
                        Next $2 billion                0.55%
                        Next $1 billion                0.50%
                    Excess over $4 billion             0.45%

Effective July 1, 1995, the management fee applicable to the Tax-Exempt Fund was reduced by 0.05% annually on the average daily net assets of the Fund between $2 billion and $3 billion.

In addition, a further reduction to the management fee applicable to the Tax-Exempt Fund was made based on the following schedule:

                        Effective Date           Cumulative Annualized Reduction
                        --------------           -------------------------------
                        January 1, 1996                       0.01%
                         April 1, 1996                        0.02%
                         July 1, 1996                         0.03%
                        October 1, 1996                       0.04%

Under Intermediate Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average net assets of the Fund, determined at the close of each business day during the month at the annual rate of 0.55% (subject to reductions that the Adviser may agree to periodically).

Recent Fees paid to the Adviser, CISI and CISC (dollars in thousands)

                                                                            Tax-Exempt Fund
                                                                            ---------------
                                                          Six months
                                                         ended May 31           Year ended November 30
                                                         ------------           ----------------------
                                                           1997          1996           1995             1994
                                                           ----          ----           ----             ----
Management fee                                           $ 7,712       $17,385        $19,170          $20,098
Bookkeeping fee                                              380           763            765              766
Shareholder service and transfer agent fee                 2,462         5,532          5,668            5,864
12b-1 fees:
  Service fee                                              3,844         8,365          8,770            9,151
  Distribution fee (Class B)                               1,524         3,317          3,436            3,540

                                       c

                                                                            Insured Fund
                                                                            ------------
                                                   Six months
                                                  ended May 31                  Year ended November 30
                                                  ------------                  ----------------------
                                                     1997                1996            1995            1994
                                                     ----                ----            ----            ----
Management fee                                      $ 661              $1,475          $1,544           $1,506
Bookkeeping fee                                        46                 103             108              106
Shareholder service and transfer agent fee            193                 430             452              436
12b-1 fees:
  Service fee                                         296                 666             699              685
  Distribution fee (Class B)                          158                 350             364              372



                                                                          Intermediate Fund
                                                                          -----------------
                                                   Six months
                                                  ended May 31                  Year ended November 30
                                                  ------------                  ----------------------
                                                     1997                1996            1995            1994
                                                     ----                ----            ----            ----
Management fee                                      $ 65               $145            $157              $162
Bookkeeping fee                                       14                 27              27                27
Shareholder service and transfer agent fee            19                 42              50                46
12b-1 fees:
  Service fee                                         24                 53              56                59
  Distribution fee (Class B)                          40                 89              95                83
Fees and expenses
  waived or borne by the Adviser                     (92)              (190)           (273)             (317)


Brokerage Commissions (dollars in thousands)

                                                                           Tax-Exempt Fund
                                                                           ---------------
                                                   Six months
                                                  ended May 31                  Year ended November 30
                                                  ------------                  ----------------------
                                                     1997                1996            1995             1994
                                                     ----                ----            ----             ----
Total Commissions                                   $38                $49             $73                $37
Directed transactions (a)                             0                  0               0                  0
Commissions on directed transactions                  0                  0               0                  0

                                                                             Insured Fund
                                                                             ------------
                                                 Six months
                                                ended May 31                    Year ended November 30
                                                ------------                    ----------------------
                                                    1997                1996             1995             1994
                                                    ----                ----             ----             ----
Total commissions                                    $5                  $2               $7               $2
Directed transactions (a)                             0                   0                0                0
Commissions on directed transactions                  0                   0                0                0

                                                                          Intermediate Fund
                                                                          -----------------
                                                 Six months
                                                ended May 31                    Year ended November 30
                                                ------------                    ----------------------
                                                    1997                1996             1995             1994
                                                    ----                ----             ----             ----
Total commissions                                   $(b)                $144             $689             $662
Directed transactions (a)                              0                   0                0                0
Commissions on directed transactions                   0                   0                0                0


(a) See "Management of the Colonial Funds-Portfolio Transactions-Brokerage and Research Services" in Part 2 of this SAI.
(b)  Rounds to less than one.

                                       d

Trustees' Fees

For the fiscal year ended November 30, 1996 and the calendar year ended December 31, 1996, the Trustees received the following compensation for serving as Trustees (c):


                             Aggregate
                           Compensation            Aggregate                  Aggregate               Total Compensation From
                          From Tax-Exempt         Compensation              Compensation               Trust and Fund Complex
Trustee                    Fund For The        From Insured Fund     From Intermediate Fund For       Paid To The Trustees For
-------                  Fiscal Year Ended     For The Fiscal Year       The Fiscal Year Ended         The Calendar Year Ended
                         November 30, 1996    Ended November 30,1996       November 30, 1996             December 31, 1996(d)
                         -----------------    ----------------------       -----------------             --------------------
Robert J. Birnbaum            $13,823                $1,850                     $ 903                         $ 92,000
Tom Bleasdale                  15,506(e)              2,073(g)                  1,015(i)                       104,500(k)
Lora S. Collins                13,820                 1,845                       902                           92,000
James E. Grinnell              13,971                 1,870                       912                           93,000
William  D. Ireland, Jr.       16,209                 2,169                     1,059                          109,000
Richard W. Lowry               14,117                 1,889                       923                           95,000
William E. Mayer               13,691                 1,830                       892                           91,000
James L. Moody, Jr.            15,823(f)              2,118(h)                  1,036(j)                       106,500(l)
John J. Neuhauser              14,174                 1,895                       927                           94,500
George L. Shinn                15,748                 2,109                     1,027                          105,500
Robert L. Sullivan             15,164                 2,028                       991                          102,000
Sinclair Weeks, Jr.            16,360                 2,192                     1,071                          110,000

(c) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(d) At December 31, 1996, the Colonial Funds complex consisted of 37 open-end and 5 closed-end management investment portfolios.
(e)       Includes $7,677 payable in later years as deferred compensation.
(f)       Includes $15,823 payable in later years as deferred compensation.
(g)       Includes $1,024 payable in later years as deferred compensation.
(h)       Includes $2,118 payable in later years as deferred compensation.
(i)       Includes $502 payable in later years as deferred compensation.
(j)       Includes $1,036 payable in later years as deferred compensation.
(k)       Includes $51,500 payable in later years as deferred compensation.
(l) Total compensation of $106,500 for the calendar year ended December 31, 1996 will be payable in later years as deferred compensation.

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds) for service during the calendar year ended December 31, 1996:

                                Total Compensation
                                From Liberty Funds For The
                                Calendar Year Ended
Trustee                         December 31, 1996 (m)
-------                         ---------------------
Robert J. Birnbaum               $25,000
James E. Grinnell                 25,000
Richard W. Lowry                  25,000

(m) At December 31, 1996, the Liberty Funds were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).

Ownership of the Fund
At June 30, 1997, the officers and Trustees of the Trust owned less than 1% of the then outstanding shares of each of the Funds.

As of record on July 3, 1997, the following shareholders owned 5% or more of the named Fund's outstanding shares:

Class B shares of the Tax-Exempt Fund: Merrill Lynch, Pierce, Fenner & Smith, Inc., Attn: Book Entry, Mutual Funds Operations, 4800 Deer Lake Dr. E. 3rd FL, Jacksonville, FL 32216, owned 6.85%.


                                       e

Class B shares of the Intermediate Fund: Merrill Lynch, Pierce, Fenner & Smith, Inc., Attn: Mutual Funds Operations, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32216, owned 8.38%.

At July 2, 1997; there were the following number of recordholders of each Fund:

67,687 Class A and 11,026 Class B (Tax-Exempt Fund)

4,809 Class A and 982 Class B (Insured Fund)

302 Class A and 316 Class B (Intermediate Fund)

Sales Charges (dollars in thousands)

                                                                             Tax-Exempt Fund
                                                                             ---------------
                                                                              Class A Shares
                                                                              --------------
                                                       Six months
                                                      ended May 31              Year ended November 30
                                                      ------------              ----------------------
                                                          1997           1996            1995             1994
                                                          ----           ----            ----             ----
 Aggregate initial sales charges on Fund share            $612          $1,804          $2,093           $6,172
 Initial sales charges retained by CISI                     75             218             243              468

                                                                            Insured Fund
                                                                            ------------
                                                                           Class A Shares
                                                                           --------------
                                                       Six months
                                                      ended May 31              Year ended November 30
                                                      ------------              ----------------------
                                                          1997           1996            1995             1994
                                                          ----           ----            ----             ----
 Aggregate initial sales charges on Fund share            $41            $150            $214             $384
 Initial sales charges retained by CISI                     4              19              27               34


                                                                           Intermediate Fund
                                                                           -----------------
                                                                             Class A Shares
                                                                           -----------------
                                                      Six months
                                                     ended May 31               Year ended November 30
                                                     ------------               ----------------------
                                                         1997             1996             1995            1994
                                                         ----             ----             ----            ----
 Aggregate  initial  sales  charges  on Fund share        $3              $14              $39             $ 74
 Initial sales charges retained by CISI                   (n)               1                6                4

(n)   Rounds to less than one.

                                                                             Tax-Exempt Fund
                                                                             ---------------
                                                                              Class B Shares
                                                                              --------------
                                                      Six months
                                                     ended May 31               Year ended November 30
                                                     ------------               ----------------------
                                                         1997             1996             1995            1994
                                                         ----             ----             ----            ----
Aggregate contingent deferred sales charges
  (CDSC) on Fund redemptions retained by CISI             $589            $1,201           $1,472          $1,272


                                       f

                                                                               Insured Fund
                                                                               ------------
                                                                              Class B Shares
                                                                              --------------
                                                      Six months
                                                     ended May 31               Year ended November 30
                                                     ------------               ----------------------
                                                         1997             1996             1995            1994
                                                         ----             ----             ----            ----
Aggregate CDSC on Fund redemptions retained by CISI       $72             $142             $161            $187



                                                                            Intermediate Fund
                                                                            -----------------
                                                                              Class B Shares
                                                                              --------------
                                                      Six months
                                                     ended May 31               Year ended November 30
                                                     ------------               ----------------------
                                                         1997             1996             1995            1994
                                                         ----             ----             ----            ----
Aggregate CDSC on Fund redemptions retained by CISI       $17             $36              $46            $ 30

12b-1 Plan, CDSCs and Conversion of Shares
Each Fund offers three classes of shares - Class A, Class B and Class C. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, each of the Tax-Exempt Fund and the Insured Fund pays CISI monthly a service fee at an annual rate of 0.25% of net assets attributed to each Class of shares and the Intermediate Fund pays CISI a monthly service fee of 0.20% of the net assets attributed to each Class of shares. Each Fund also pays CISI monthly a distribution fee at the annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% (the Tax-Exempt Fund), 0.45% (the Insured Fund) and 0.20% (the Intermediate Fund), annually. CISI may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms
(FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CISI's expenses, CISI may in some cases realize a profit from the fees.

The Plan authorizes any other payments by the Funds to CISI including its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of each Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are non-interested Trustees is effected by such non-interested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase for the Tax-Exempt Fund and the Insured Fund and within four years after purchase for the Intermediate Fund. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.

No CDSC will be imposed on an amount which represents an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for the shares. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

                                       g

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

Sales-related expenses (dollars in thousands) of CISI relating to each Fund were:


                                                                                 Tax-Exempt Fund
                                                                                 ---------------
                                                        Six months ended May 31, 1997          Year ended November 30, 1996
                                                      ---------------------------------     ----------------------------------
                                                      Class A Shares     Class B Shares     Class A Shares      Class B Shares
                                                      --------------     --------------     --------------      --------------
Fees to FSFs                                              $6,793             $1,500             $7,213              $1,737
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                  191                 51                168                  39
Allocated travel, entertainment and other
  promotional expenses (including advertising)               177                 49                210                  51


                                                                                     Insured Fund
                                                                                     ------------
                                                        Six months ended May 31, 1997          Year ended November 30, 1996
                                                      ---------------------------------     ----------------------------------
                                                      Class A Shares     Class B Shares     Class A Shares      Class B Shares
                                                      --------------     --------------     --------------      --------------
Fees to FSFs                                               $497               $158               $535                $158
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                  13                  6                 12                   8
Allocated travel, entertainment and other
  promotional expenses (including advertising)               12                  7                 12                   8

                                                                                 Intermediate Fund
                                                                                 -----------------
                                                       Six months ended May 31, 1997           Year ended November 30, 1996
                                                       -----------------------------           ----------------------------
                                                     Class A Shares     Class B Shares      Class A Shares      Class B Shares
                                                     --------------     --------------      --------------      --------------
Fees to FSFs                                              $ 23                $34                $ 23                 $44
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                  9                  3                   4                   2
Allocated travel, entertainment and other
  promotional expenses (including advertising)               3                  1                   1                   2


INVESTMENT PERFORMANCE
The Funds' yields for the seven days ended November 30, 1996 and May 31, 1997 were:

                                             Tax-Exempt Fund
                                             ---------------
                            May 31, 1997                   November 30, 1996
                            ------------                   -----------------
                         Class A     Class B             Class A        Class B
                         -------     -------             -------        -------

Yield                     5.38%        4.88%              5.28%          4.79%
Tax-equivalent Yield      8.91%        8.08%              8.74%          7.93%


                                              Insured Fund
                                              ------------
                            May 31, 1997                   November 30, 1996
                            ------------                   -----------------
                         Class A     Class B             Class A        Class B
                         -------     -------             -------        -------

Yield                     4.22%        3.68%              4.17%          3.62%
Tax-equivalent Yield      6.99%        6.06%              6.90%          5.99%


                                            Intermediate Fund
                                            -----------------
                            May 31, 1997                   November 30, 1996
                            ------------                   -----------------
                         Class A     Class B             Class A        Class B
                         -------     -------             -------        -------

Yield                     4.61%        4.11%              4.42%          3.91%
Tax-equivalent Yield      7.63%        6.80%              7.32%          6.47%

                                       h

Adjusted Yield            3.81%        3.29%              3.84%          3.32%

Each Fund's average annual total returns at May 31, 1997 were:

                                          Tax-Exempt Fund
                                          ---------------
                                           Class A Shares
                                           --------------
                              1 year            5 years           10 years
                              ------            -------           --------
With sales charge of 4.75%    2.14%              5.13%             6.78%
Without sales charge          7.24%              6.16%             7.30%

                                            Insured Fund
                                            ------------
                                           Class A Shares
                                           --------------
                             1 year             5 years           10 years
                             ------             -------           --------
With sales charge of 4.75%    2.34%              5.01%              6.88%
Without sales charge          7.44%              6.03%              7.40%

                                       Intermediate Fund
                                       -----------------
                                        Class A Shares
                                        --------------
                                                    February 1, 1993
                                        (commencement of investment operations)
                           1 Year                 through May 31, 1997
                           ------                 --------------------
With sales charge of 3.25   3.13%                          5.04%
Without sales charge        6.59%                          5.85%

                                        Tax-Exempt Fund
                                        ---------------
                                         Class B Shares
                                         --------------
                                                               May 5, 1992
                                                             (commencement of
                                                          investment operations)
                              1 year           5 years     through May 31, 1997
                              ------           -------     --------------------
With applicable CDSC          1.44%             5.07%       5.18% (2.00% CDSC)
                             (5.00% CDSC)
Without CDSC                  6.44%             5.40%           5.50%

                                              Insured Fund
                                              ------------
                                             Class B Shares
                                             --------------
                                                                May 5, 1992
                                                             (commencement of
                                                          investment operations)
                               1 year           5 years     through May 31, 1997
                               ------           -------     --------------------
With applicable CDSC          1.64%             4.92%        5.06% (2.00% CDSC)
                             (5.00% CDSC)
Without CDSC                  6.64%             5.25%           5.38%

                                      Intermediate Fund
                                      -----------------
                                       Class B Shares
                                       --------------
                                                    February 1, 1993
                                                (commencement of investment
                                                        operations)
                           1 Year                   through May 31, 1997
                           ------                   --------------------
With applicable CDSC       1.91% (4.00%               5.17% (0.00% CDSC)
                           CDSC)
Without CDSC               5.91%                         5.17%

Each Fund's Class A and Class B distribution rates at November 30, 1996 and May 31, 1997, which are based on the most recent month's distributions, annualized, and the maximum offering price at the end of the month were:

                            Period ended May 31, 1997               Year ended November 30, 1996
                            -------------------------               ----------------------------
                       Class A Shares       Class B Shares       Class A Shares       Class B Shares
                       --------------       --------------       --------------       --------------
Tax-Exempt Fund            5.22%                4.74%                 5.21%                4.74%
Insured Fund               4.60%                4.10%                 4.57%                4.06%
Intermediate Fund          4.73%                4.24%                 4.64%                4.16%

See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN
UMB, n.a. is the Funds' custodian. The custodian is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP are the Funds' independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements for the fiscal year ended November 30, 1996 incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus for the period ended November 30, 1996 have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.

The financial statements and Report of Independent Accountants appearing in each Fund's November 30, 1996 Annual Report and the unaudited financial statements appearing in each Fund's May 31, 1997 Semiannual Report are incorporated in this SAI by reference and can be found on the following pages:

Annual Report dated November 30, 1996
Tax-Exempt Fund                 Pages 6 through 56
Insured Fund                    Pages 6 through 29
Intermediate Fund               Pages 6 through 22

Semiannual Report dated May 31, 1997
Tax-Exempt Fund                 Pages 6 through 50
Insured Fund                    Pages 6 through 28
Intermediate Fund               Pages 6 through 21


                                       j

                     STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most Colonial funds. "Colonial funds" or "funds" include each series of Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI and Colonial Trust VII. In certain cases, the discussion applies to some but not all of the Colonial funds, and you should refer to your Fund's Prospectus and to
Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES


Part 1 of this Statement lists on page b which of the following investment practices are available to your Fund. If an investment practice is not listed in
Part 1 of this SAI, it is not applicable to your Fund.


Short-Term Trading
In seeking the fund's investment objective, the Adviser will buy or sell portfolio securities whenever it believes it is appropriate. The Adviser's decision will not generally be influenced by how long the fund may have owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Adviser considers a change in the fund's portfolio.

Lower Rated Bonds

Lower rated bonds are those rated lower than Baa by Moody's, BBB by S&P, or comparable debt unrated securities. Relative to debt securities of higher quality:

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default of lower rated bonds.

2. the secondary market for lower rated bonds may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds.

3. certain lower rated bonds do not pay interest in cash on a current basis. However, the fund will accrue and distribute this interest on a current basis, and may have to sell securities to generate cash for distributions.

4. the likelihood that lower rated bonds will help the fund achieve its investment objective is more dependent on the Adviser's credit analysis.

5. lower rated bonds are less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

Small Companies
Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Foreign Securities
The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. The PFIC tax is the highest ordinary income rate, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (but not depreciation) on its holdings of PFICs as of the end of its fiscal year.

Zero Coupon Securities (Zeros)

The fund may invest in debt securities which do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities which are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the fund and distributed to its shareholders. These distributions must be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.


Step Coupon Bonds (Steps)
The fund may invest in debt securities which do not pay interest for a stated period of time and then pay interest at a series of different rates for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities are subject to the volatility risk of zero coupon bonds for the period when no interest is paid.


Tender Option Bonds
A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Securities and for other reasons.


Pay-In-Kind (PIK) Securities
The fund may invest in securities which pay interest either in cash or additional securities at the issuer's option. These securities are generally high yield securities and in addition to the other risks associated with investing in high yield securities are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments

Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposits are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.


Securities Loans
The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.


Forward Commitments ("When-Issued" and "Delayed Delivery" Securities)
The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.


Mortgage Dollar Rolls
In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Also, the transaction costs may exceed the return earned by the fund from the transaction.

Repurchase Agreements

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


Reverse Repurchase Agreements
In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

Options on Securities
Writing covered options. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) options. The Staff of the Division of Investment Management of the Securities and Exchange Commission has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options

Upon entering into futures contracts, in compliance with the Securities and Exchange Commission's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian.


A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin". The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin", to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.


Options on futures contracts. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the fund's custodian. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to the Adviser`s ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


Use by tax-exempt funds of U.S. Treasury security futures contracts and options. The funds investing in tax-exempt securities issued by a governmental entity may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of the Adviser, price movements in Treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.


Successful use of index futures by the fund for hedging purposes is also subject to the Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, the Adviser believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on indices. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

Foreign Currency Transactions
The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging". When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.


Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian.


A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollars, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Municipal Lease Obligations
Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.


Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Participation Interests
The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.



Stand-by Commitments
When the fund purchases municipal obligations it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities.) The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Inverse Floaters
Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.


Rule 144A Securities
The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (1933 Act). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined by the Adviser that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than its investment restriction on illiquid securities allows. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES

In this section, all discussions of taxation at the shareholder level relate to federal taxes only. Consult your tax adviser for state and local tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons.


Alternative Minimum Tax. Distributions derived from interest which is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT).
A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.


Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT.

Return of Capital Distributions. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital reduces the cost basis in the shares to below zero.

Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisers about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

Distributions from Tax-Exempt Funds. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from Federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.


The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of net long-term gains will in general be taxable to shareholders as long-term capital gains regardless of the length of time fund shares are held.


The Revenue Reconciliation Act of 1993 requires that any market discount recognized on a tax-exempt bond is taxable as ordinary income. This rule applies only for disposals of bonds purchased after April 30, 1993. A market discount bond is a bond acquired in the secondary market at a price below its redemption value. Under prior law, the treatment of market discount as ordinary income did not apply to tax-exempt obligations. Instead, realized market discount on tax-exempt obligations was treated as capital gain. Under the new law, gain on the disposition of a tax-exempt obligation or any other market discount bond that is acquired for a price less than its principal amount will be treated as ordinary income (instead of capital gain) to the extent of accured market discount. This rule is effective only for bonds purchased after April 30, 1993.

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

Special Tax Rules Applicable to Tax-Exempt Funds. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

Sales of Shares. In general, any gain or loss realized upon a taxable disposition of shares by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise as short-term capital gain or loss assuming such shares are held as a capital asset. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, CISC may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

Excise Tax. To the extent that the Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Adviser intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

Tax Accounting Principles. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities).

Futures Contracts. Accounting for futures contracts will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on the closing out of a futures contract will result in a capital gain or loss for tax purposes. In addition, certain futures contracts held by the fund (so-called "Section 1256 contracts") will be required to be "marked-to-market" (deemed sold) for federal income tax purposes at the end of each fiscal year. Sixty percent of any net gain or loss recognized on such deemed sales or on actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

However, if a futures contract is part of a "mixed straddle" (i.e., a straddle comprised in part of Section 1256 contracts), a fund may be able to make an election which will affect the character arising from such contracts as long-term or short-term and the timing of the recognition of such gains or losses. In any event, the straddle provisions described below will be applicable to such mixed straddles.

Special Tax Rules Applicable to "Straddles". The straddle provisions of the Code may affect the taxation of the fund's options and futures transactions and transactions in securities to which they relate. A "straddle" is made up of two or more offsetting positions in "personal property," including debt securities, related options and futures, equity securities, related index futures and, in certain circumstances, options relating to equity securities, and foreign currencies and related options and futures.

The straddle rules may operate to defer losses realized or deemed realized on the disposition of a position in a straddle, may suspend or terminate the fund's holding period in such positions, and may convert short-term losses to long-term losses in certain circumstances.

Foreign Currency-Denominated Securities and Related Hedging Transactions. The fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain foreign taxes paid by the fund. The Adviser will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Certain securities are considered to be Passive Foreign Investment Companies (PFICS) under the Code, and the fund is liable for any PFIC-related taxes.

MANAGEMENT OF THE COLONIAL FUNDS (in this section, and the following sections entitled "Trustees and Officers," "The Management Agreement," "Administration Agreement," "The Pricing and Bookkeeping Agreement," "Portfolio Transactions," "Investment decisions," and "Brokerage and research services," the "Adviser" refers to Colonial Management Associates, Inc.)

The Adviser is the investment adviser to each of the Colonial funds (except for Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Tiger Cub Fund, Colonial Newport Japan Fund and Newport Greater China Fund - see Part I of each Fund's respective SAI for a description of the investment adviser). The Adviser is a subsidiary of The
Colonial Group, Inc. (TCG), One Financial Center, Boston, MA 02111. TCG is a direct subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct subsidiary of LFC Holdings, Inc., which in turn is a direct subsidiary of Liberty Mutual Equity Corporation, which in turn is a wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.


Trustees and Officers (this section applies to all of the Colonial funds)

Name and Address                Age      Position with      Principal Occupation
                                         Fund
Robert J. Birnbaum              69       Trustee            Retired (formerly Special Counsel, Dechert Price & Rhoads
313 Bedford Road                                            from September, 1988 to December, 1993).
Ridgewood, NJ 07450

Tom Bleasdale                   66       Trustee            Retired (formerly Chairman of the Board and Chief
102 Clubhouse Drive #275                                    Executive Officer, Shore Bank & Trust Company from
Naples, FL 34105                                            1992-1993), is a Director of The Empire Company since
                                                            June, 1995.

Lora S. Collins                 61       Trustee            Attorney  (formerly Attorney, Kramer, Levin, Naftalis,
1175 Hill Road                                              Nessen, Kamin & Frankel from  September, 1986 to
Southold, NY 11971                                          November, 1996).

James E. Grinnell               67       Trustee            Private Investor since November, 1988.
22 Harbor Avenue
Marblehead, MA 01945

William D. Ireland, Jr.         73       Trustee            Retired, is a Trustee of certain charitable and
103 Springline Drive                                        non-charitable organizations since February, 1990.
Vero Beach, FL 32963

Richard W. Lowry                61       Trustee            Private Investor since August, 1987.
10701 Charleston Drive
Vero Beach, FL 32963

William E. Mayer*               56       Trustee            Partner, Development Capital, LLC (formerly Dean, College
500 Park Avenue, 5th Floor                                  of Business and Management, University of Maryland from
New York, NY 10022                                          October, 1992 to November, 1996, Dean, Simon Graduate
                                                            School of Business, University of Rochester from October, 1991 to
                                                            July, 1992).

James L. Moody, Jr.             65       Trustee            Chairman of the Board and Director, Hannaford Bros. Co.
P.O. Box 1000                                               since May, 1984 (formerly Chief Executive Officer,
Portland, ME 04104                                          Hannaford Bros. Co. from May, 1973 to May, 1992).

John J. Neuhauser               53       Trustee            Dean, Boston College School of Management since 1978.
140 Commonwealth Avenue
Chestnut Hill, MA 02167

George L. Shinn                 74       Trustee            Financial Consultant since 1989.
Credit Suisse First Boston
Corp.


                                       13

Eleven Madison Avenue, 25th
Floor
New York, NY 10010-3629

Robert L. Sullivan              69       Trustee            Retired Partner, Peat Marwick Main & Co.
7121 Natelli Woods Lane
Bethesda, MD 20817

Sinclair Weeks, Jr.             73       Trustee            Chairman of the Board, Reed & Barton Corporation since
Bay Colony Corporate Ctr.                                   1987.
Suite 4550
1000 Winter Street
Waltham, MA 02154

Harold W. Cogger                61       President          President of Colonial funds since March, 1996 (formerly
                                         (formerly Vice     Vice President from July, 1993 to March, 1996); is
                                         President)         Director, since March, 1984 and Chairman of the Board
                                                            since March, 1996 of the Adviser (formerly President
                                                            from July, 1993 to December, 1996, Chief Executive
                                                            Officer from March, 1995 to December, 1996 and Executive
                                                            Vice President from October, 1989 to July, 1993); Director since
                                                            October, 1991 and Chairman of the Board since March, 1996 of TCG
                                                            (formerly President from October, 1994 to December, 1996 and Chief
                                                            Executive Officer from March, 1995 to December, 1996); Executive
                                                            Vice President and Director since March, 1995, Liberty Financial;
                                                            Director since November, 1996 of Stein Roe & Farnham Incorporated.

Timothy J. Jacoby               44       Treasurer and      Treasurer and Chief Financial Officer of Colonial funds
                                         Chief Financial    since October, 1996, is Senior Vice President of the
                                         Officer            Adviser since September, 1996 (formerly Senior Vice
                                                            President, Fidelity Accounting and Custody Services
                                                            from September, 1993 to September, 1996 and Assistant
                                                            Treasurer to the Fidelity Group of Funds from August,
                                                            1990 to September, 1993).

Peter L. Lydecker               43       Chief Accounting   Chief Accounting Officer and Controller of Colonial
                                         Officer and        funds since June, 1993 (formerly Assistant Controller
                                         Controller         from March, 1985 to June, 1993); is Vice President of
                                         (formerly          the Adviser since June, 1993 (formerly Assistant Vice
                                         Assistant          President of the Adviser from August, 1988 to June,
                                         Controller)        1993).

Davey S. Scoon                  50       Vice President     Vice President of Colonial funds since June, 1993, is
                                                            Executive Vice President since July, 1993 and Director
                                                            since March, 1985 of the Adviser (formerly Senior Vice
                                                            President and Treasurer of the Adviser from March, 1985
                                                            to July, 1993); Executive Vice President and Chief
                                                            Operating Officer, TCG since March, 1995 (formerly Vice
                                                            President - Finance and Administration of TCG from
                                                            November, 1985 to March, 1995).

                                       14

Arthur O. Stern                 58       Secretary          Secretary of Colonial funds since 1985, is Director
                                                            since 1985, Executive Vice President since July, 1993,
                                                            General Counsel, Clerk and Secretary since March, 1985
                                                            of the Adviser; Executive Vice President, Legal since
                                                            March, 1995 and Clerk since March, 1985  of TCG
                                                            (formerly Executive Vice President, Compliance from
                                                            March, 1995 to March, 1996 and Vice President - Legal
                                                            of TCG from March, 1985 to March, 1995).


* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the fund or the Adviser.


The address of the officers of each Colonial Fund is One Financial Center, Boston, MA 02111.


The Trustees serve as trustees of all Colonial funds for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $7,500 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended. Two-thirds of the Trustee fees are allocated among the Colonial funds based on each fund's relative net assets and one-third of the fees are divided equally among the Colonial funds.


The Adviser and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Adviser currently serves as investment adviser and administrator for 38 open-end and 5 closed-end management investment company portfolios, and is the administrator for 5 open-end management investment company portfolios (collectively, Colonial funds). Trustees and officers of the Trust, who are also officers of the Adviser or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. More than 30,000 financial advisers have recommended Colonial funds to over 800,000 clients worldwide, representing more than $16.3 billion in assets.


The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


The Management Agreement (this section does not apply to the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Japan Fund, Colonial Newport Tiger Cub Fund or Newport Greater China Fund)


Under a Management Agreement (Agreement), the Adviser has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Colonial fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Adviser to the Trust, fund and/or its shareholders is limited to situations involving the Adviser's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.





The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.


The Adviser pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Adviser including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. CISI pays the cost of printing and distributing all other Prospectuses.




Administration Agreement (this section applies only to the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Japan Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund and their respective Trusts).

Under an Administration Agreement with each Fund, the Adviser, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

            (a)       providing office space, equipment and clerical personnel;

            (b) arranging, if desired by the respective Trust, for its Directors, officers and employees to serve as Trustees, officers or agents of each Fund;

            (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

            (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

            (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

            (f)       maintaining certain books and records of each Fund.

With respect to the Colonial Municipal Money Market Fund, the Administration Agreement for this Fund provides for the following services in addition to the services referenced above:

            (g) monitoring compliance by the Fund with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") and reporting to the Trustees from time to time with respect thereto; and

            (h) monitoring the investments and operations of the SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Colonial Municipal Money Market Fund is invested and the LFC Utilities Trust (LFC Portfolio) in which Colonial Global Utilities Fund is invested and reporting to the Trustees from time to time with respect thereto.


The Adviser is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this Statement of Additional Information.

The Pricing and Bookkeeping Agreement

The Adviser provides pricing and bookkeeping services to each Colonial fund pursuant to a Pricing and Bookkeeping Agreement. The Adviser, in its capacity as the Administrator to each of Colonial Municipal Money Market Fund and Colonial Global Utilities Fund, is paid an annual fee of $18,000, plus 0.0233% of average daily net assets in excess of $50 million. For each of the other Colonial funds (except for Colonial Newport Tiger Fund, Colonial Newport Japan Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund), the Adviser is paid monthly a fee of $2,250 by each fund, plus a monthly percentage fee based on net assets of the fund equal to the following:


                   1/12 of 0.000% of the first $50 million;
                   1/12 of 0.035% of the next $950 million;
                   1/12 of 0.025% of the next $1 billion;
                   1/12 of 0.015% of the next $1 billion; and 1/12 of 0.001% on the excess over $3 billion


The Adviser provides pricing and bookkeeping services to Colonial Newport Tiger Fund, Colonial Newport Japan Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund for an annual fee of $27,000, plus 0.035% of each Fund's average daily net assets over $50 million.


Stein Roe & Farnham Incorporated, the investment adviser of each of the Municipal Money Market Portfolio and LFC Portfolio, provides pricing and bookkeeping services to each Portfolio for a fee of $25,000 plus 0.0025% annually of average daily net assets of each Portfolio over $50 million.

Portfolio Transactions

The following sections entitled "Investment decisions" and "Brokerage and research services" do not apply to Colonial Municipal Money Market Fund, and Colonial Global Utilities Fund. For each of these funds, see Part 1 of its respective SAI. The Adviser of Colonial Newport Tiger Fund, Colonial Newport Japan Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund follows the same procedures as those set forth under "Brokerage and research services."


Investment decisions. The Adviser acts as investment adviser to each of the Colonial funds (except for the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Japan Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund, each of which is administered by the Adviser. The Adviser's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other Colonial funds and the other corporate or fiduciary clients of the Adviser. The Colonial funds and clients advised by the Adviser or the funds administered by the Adviser sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other Colonial funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Adviser as investment adviser to the Colonial funds outweighs the disadvantages, if any, which might result from these practices.


The portfolio managers of Colonial International Fund for Growth, a series of Colonial Trust III, will use the trading facilities of Stein Roe & Farnham Incorporated, an affiliate of the Adviser, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

Brokerage and research services. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Colonial funds as a factor in the selection of broker-dealers to execute securities transactions for a Colonial fund.

The Adviser places the transactions of the Colonial funds with broker-dealers selected by the Adviser and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Colonial funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Colonial funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.


It is the Adviser's policy generally to seek best execution, which is to place the Colonial funds' transactions where the Colonial funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.


Securities transactions of the Colonial funds may be executed by broker-dealers who also provide research services (as defined below) to the Adviser and the Colonial funds. The Adviser may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Adviser, they tend to reduce the Adviser's expenses. In the Adviser's opinion, it is impossible to assign an exact dollar value for such services.


The Trustees have authorized the Adviser to cause the Colonial funds to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the Colonial funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Adviser's overall responsibilities to the Colonial funds and all its other clients.


The Trustees have authorized the Adviser to utilize the services of a clearing agent with respect to all call options written by Colonial funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently 1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.


Principal Underwriter
CISI is the principal underwriter of the Trust's shares. CISI has no obligation to buy the Colonial funds' shares, and purchases the Colonial funds' shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent

CISC is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CISC is based on the average daily net assets of each Colonial fund plus reimbursement for certain out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CISC. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CISC or generally by 6 months' notice by CISC to the Fund. The agreement limits the liability of CISC to the Fund for loss or damage incurred by the Fund to situations involving a failure of CISC to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund will indemnify CISC against, among other things, loss or damage incurred by CISC on account of any claim, demand, action or suit made on or against CISC not resulting from CISC's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

DETERMINATION OF NET ASSET VALUE

Each Colonial fund determines net asset value (NAV) per share for each Class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time, 3:00 p.m. Chicago time) each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Adviser deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined by the Adviser in good faith under the direction of the Trust's Trustees.


Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Colonial fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Trustees.


(The following two paragraphs are applicable only to Colonial Newport Tiger Fund, Colonial Newport Japan Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund - "Adviser" in these two paragraphs refers to each fund's Adviser, Newport Fund Management, Inc.)


Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Adviser, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

Amortized Cost for Money Market Funds (this section currently applies only to Colonial Government Money Market Fund, a series of Colonial Trust II - see "Amortized Cost for Money Market Funds" under "Other Information Concerning the Portfolio" in Part 1 of the SAI of Colonial Municipal Money Market Fund for information relating to the Municipal Money Market Portfolio)

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.


Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.


See the Statement of Assets and Liabilities in the shareholder report of the Colonial Government Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES
The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CISC, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CISI's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CISI retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"). CISI generally retains 100% of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CISI for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

CISC acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CISC, provided the new FSF has a sales agreement with CISI.

Shares credited to an account are transferable upon written instructions in good order to CISC and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, T or Z shares. The Colonial money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to CISC for deposit to their account.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES
The following special purchase programs/investor services may be changed or eliminated at any time.

Fundamatic Program. As a convenience to investors, shares of most Colonial funds may be purchased through the Colonial Fundamatic Program. Preauthorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase a Colonial fund's shares at the public offering price next determined after CISI receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Fundamatic purchase is by electronic funds transfer, you may request the Fundamatic purchase for any day. Further information and application forms are available from FSFs or from CISI.

Automated Dollar Cost Averaging (Classes A, B and C). Colonial's Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any Colonial fund in which you have a current balance of at least $5,000 into the same class of shares of up to four other Colonial funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your Colonial fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your Colonial fund will extend the time of the Automated Dollar Cost Averaging program.


An exchange is a capital sale transaction for federal income tax purposes.


You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Colonial Investors Service Center, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment adviser to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CISI offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges . These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.


Tax-Sheltered Retirement Plans. CISI offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. The First National Bank of Boston is the Trustee of CISI prototype plans and charges a $10 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CISI.


Participants in non-Colonial prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with CISC. Participants in Colonial prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to CISC. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Colonial IRA Rollover account in any fund, or if the Plan maintains an omnibus account.


Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CISC, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.


Colonial Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.


Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another Colonial fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call CISC for more information at 1-800- 422-3737.


PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
Right of Accumulation and Statement of Intent (Class A and Class T shares only) (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the Colonial funds. The applicable sales charge is based on the combined total of:

1.          the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all Colonial funds' Class A shares held by the shareholder (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another Colonial fund other than a money market fund and Class B, C, T and Z shares).

CISI must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CISC. A Colonial fund may terminate or amend this Right of Accumulation.

Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in Colonial funds (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Colonial fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CISC will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CISI the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to CISI an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CISC will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CISC at 1-800-345-6611.


Colonial Asset Builder Investment Program (this section currently applies only to the Class A shares of Colonial Growth Shares Fund and The Colonial Fund, each a series of Colonial Trust III). A reduced sales charge applies to a purchase of certain Colonial funds' Class A shares under a Statement of Intent for the Colonial Asset Builder Investment Program. The Program offer may be withdrawn at any time without notice. A completed Program may serve as the initial investment for a new Program, subject to the maximum of $4,000 in initial investments per investor. Shareholders in this program are subject to a 5% sales charge. CISC will escrow shares to secure payment of the additional sales charge on amounts invested if the Program is not completed. Escrowed shares are credited with distributions and will be released when the Program has ended. Shareholders are subject to a 1% fee on the amount invested if they do not complete the Program. Prior to completion of the Program, only scheduled Program investments may be made in a Colonial fund in which an investor has a Program account. The following services are not available to Program accounts until a Program has ended:


Systematic Withdrawal Plan              Share Certificates

Sponsored Arrangements                  Exchange Privilege

$50,000 Fast Cash                       Colonial Cash Connection

Right of Accumulation                   Automatic Dividend Diversification

Telephone Redemption                    Reduced Sales Charges for any "person"

Statement of Intent

*Exchanges may be made to other Colonial funds offering the Program.

Because of the unavailability of certain services, this Program may not be suitable for all investors.

The FSF receives 3% of the investor's intended purchases under a Program at the time of initial investment and 1% after the 24th monthly payment. CISI may require the FSF to return all applicable commissions paid with respect to a Program terminated within six months of inception, and thereafter to return commissions in excess of the FSF discount applicable to shares actually purchased.

Since the Asset Builder plan involves continuous investment regardless of the fluctuating prices of funds shares, investors should consult their FSF to determine whether it is appropriate. The Plan does not assure a profit nor protect against loss in declining markets.

Reinstatement Privilege. An investor who has redeemed Class A, B,C or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same Class of any Colonial fund at the NAV next determined after CISC receives a written reinstatement request and payment. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Investors who desire to exercise this privilege should contact their FSF or CISC. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax adviser.


Privileges of Colonial Employees or Financial Service Firms (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator to the Colonial Funds). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Adviser; directors, officers and employees of the Adviser, CISI and other companies affiliated with the Adviser; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CISI; and such persons' families and their beneficial accounts.


Sponsored Arrangements. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Colonial funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.


Class A and Class T shares (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisers that have entered into agreements with CISI pursuant to which the Colonial funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.




Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator to the Colonial Funds) (Classes A, B, and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:


1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CISC, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three month period prior to the first SWP redemption); otherwise CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following (i) normal retirement (as stated in the Plan document) or
             (ii) separation from service. CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Colonial funds for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES
Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds only after the check has cleared (which may take up to 15 days).

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to CISC, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, CISC, and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call CISC for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to CISC and may charge for this service.

Systematic Withdrawal Plan

If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any Colonial fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.


A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CISC will not be liable for any payment made in accordance with the provisions of a SWP.


The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name", the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.


Telephone Redemptions. All Colonial fund shareholders and/or their FSFs (except for Colonial Newport Tiger Cub Fund, Colonial Newport Japan Fund and Newport Greater China Fund) are automatically eligible to redeem up to $50,000 of the fund's shares by calling 1-800-422-3737 toll- free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemption privileges for larger amounts and for the Colonial Newport Tiger Cub Fund and the Colonial Newport Japan Fund may be elected on the Application. CISC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.


Checkwriting (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator of the Colonial Funds) (Available only on the Class A shares of certain Colonial funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CISC will provide checks to be drawn on The First National Bank of Boston (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.


Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.


Non Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Colonial fund's net asset value, a Colonial fund may make the payment or a portion of the payment with portfolio securities held by that Colonial fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.


DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same Class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account.


Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Colonial Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.

HOW TO EXCHANGE SHARES
Shares of the Fund may be exchanged for the same class of shares of the other continuously offered Colonial funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other Colonial funds. The prospectus of each Colonial fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Colonial funds are not available to residents of all states. Consult CISC before requesting an exchange.


By calling CISC, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CISC by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another Colonial fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. CISC will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CISC will require customary additional documentation. Prospectuses of the other Colonial funds are available from the Colonial Literature Department by calling 1-800-426-3750.


A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or CISC. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other Colonial open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Colonial fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.


SHAREHOLDER LIABILITY
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.


The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.


SHAREHOLDER MEETINGS
As described under the caption "Organization and History" in the Prospectus of each Colonial fund, the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES
Total Return
Standardized average annual total return. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.


Nonstandardized total return. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate rather than average annual total returns or may not reflect the sales charge or CDSC.


Yield
Money market. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.


Non money market. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by Colonial have been added back to actual expenses.


Distribution rate. The distribution rate for each class of shares of a fund is calculated by annualizing the most current period's distributions and dividing by the maximum offering price on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.


The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.


The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Adviser to be reputable, and publications in the press pertaining to a fund's performance or to the Adviser or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper Analytical Services Corporation, Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated.


All data are based on past performance and do not predict future results.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS

                       STANDARD & POOR'S CORPORATION (S&P)


AAA bonds have the highest rating assigned by S&P.Capacity to pay interest and repay principal is extremely strong.


AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.


A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.


BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and pay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.


BB bonds have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.


B bonds have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.


CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.


CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


CI rating is reserved for income bonds on which no interest is being paid.


D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:
SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:
A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:
The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

                   MOODY'S INVESTORS SERVICES, INC. (MOODY'S)


Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.


Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.


A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.


Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.


Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

Municipal Notes:
MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


                            FITCH INVESTORS SERVICES


Investment Grade Bond Ratings


AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.


A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.


BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.


Conditional


A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.


Speculative-Grade Bond Ratings


BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.


B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.


C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.


                         DUFF & PHELPS CREDIT RATING CO.


AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA+, AA, AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.


A+, A, A - Protection factors are average but adequate. However, risk factors are more available and greater in periods of economic stress.


BBB+, BBB, BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.


BB+, BB, BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.


B+, B, B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


CCC - Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.


DD - Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.


                                                             APPENDIX II

                                                                1996

SOURCE                                                      CATEGORY                                             RETURN (%)



Donoghue                                                    Tax-Free Funds                                             4.95
Donoghue                                                    U.S. Treasury Funds                                        4.71
Dow Jones & Company                                         Industrial Index                                          28.91
Morgan Stanley                                              Capital International EAFE Index                           6.05
Morgan Stanley                                              Capital International EAFE GDP Index                       7.63
Libor                                                       Six-month Libor                                             N/A
Lipper                                                      Short U.S. Government Funds                                4.36
Lipper                                                      California Municipal Bond Funds                            3.65
Lipper                                                      Connecticut Municipal Bond Funds                           3.48
Lipper                                                      Closed End Bond Funds                                      8.13
Lipper                                                      Florida Municipal Bond Funds                               3.00
Lipper                                                      General Bond Fund                                          6.16
Lipper                                                      General Municipal Bonds                                    3.30
Lipper                                                      Global Funds                                              16.51
Lipper                                                      Growth Funds                                              19.24
Lipper                                                      Growth & Income Funds                                     20.78
Lipper                                                      High Current Yield Bond Funds                             13.67
Lipper                                                      High Yield Municipal Bond Debt                             4.17
Lipper                                                      Fixed Income Funds                                        10.24
Lipper                                                      Insured Municipal Bond Average                             2.83
Lipper                                                      Intermediate Muni Bonds                                    3.70
Lipper                                                      Intermediate (5-10) U.S. Government Funds                  2.68
Lipper                                                      Massachusetts Municipal Bond Funds                         3.39
Lipper                                                      Michigan Municipal Bond Funds                              3.17
Lipper                                                      Mid Cap Funds                                             18.10
Lipper                                                      Minnesota Municipal Bond Funds                             3.11
Lipper                                                      U.S. Government Money Market Funds                         4.75

Lipper                                                      New York Municipal Bond Funds                              3.15
Lipper                                                      North Carolina Municipal Bond Funds                        2.78
Lipper                                                      Ohio Municipal Bond Funds                                  3.35
Lipper                                                      Small Company Growth Funds                                20.20
Lipper                                                      U.S. Government Funds                                      1.72
Lipper                                                      Pacific Region Funds-Ex-Japan                             11.11
Lipper                                                      Pacific Region                                            (4.45)
Lipper                                                      International Funds                                       11.78
Lipper                                                      Balanced Funds                                            13.76
Lipper                                                      Tax-Exempt Money Market                                    2.93
Shearson Lehman                                             Composite Government Index                                 2.77
Shearson Lehman                                             Government/Corporate Index                                 2.90
Shearson Lehman                                             Long-term Government Index                                (0.84)
S&P                                                         S&P 500 Index                                             22.95
S&P                                                         Utility Index                                              3.12
S&P                                                         Barra Growth                                              23.98
S&P                                                         Barra Value                                               21.99
S&P                                                         Midcap 400                                                19.20
First Boston                                                High Yield Index                                          12.40
Swiss Bank                                                  10 Year U.S. Government (Corporate Bond)                   0.30
Swiss Bank                                                  10 Year United Kingdom (Corporate Bond)                   19.10
Swiss Bank                                                  10 Year France (Corporate Bond)                            7.80
Swiss Bank                                                  10 Year Germany (Corporate Bond)                           1.00
Swiss Bank                                                  10 Year Japan (Corporate Bond)                            (3.40)


Swiss Bank                                                  10 Year Canada (Corporate Bond)                            10.5
Swiss Bank                                                  10 Year Australia (Corporate Bond)                         20.6
Morgan Stanley Capital International                        10 Year Hong Kong (Equity)                                21.87
Morgan Stanley Capital International                        10 Year Belgium (Equity)                                  15.16
SOURCE                                                      CATEGORY                                             RETURN (%)
Morgan Stanley Capital International                        10 Year Austria (Equity)                                   7.65
Morgan Stanley Capital International                        10 Year France (Equity)                                   10.35
Morgan Stanley Capital International                        10 Year Netherlands (Equity)                              16.90
Morgan Stanley Capital International                        10 Year Japan (Equity)                                     3.39
Morgan Stanley Capital International                        10 Year Switzerland (Equity)                              13.14
Morgan Stanley Capital International                        10 Year United Kingdom (Equity)                           15.06
Morgan Stanley Capital International                        10 Year Germany (Equity)                                   8.16
Morgan Stanley Capital International                        10 Year Italy (Equity)                                     0.53
Morgan Stanley Capital International                        10 Year Sweden (Equity)                                   16.42
Morgan Stanley Capital International                        10 Year United States (Equity)                            14.39
Morgan Stanley Capital International                        10 Year Australia (Equity)                                11.44
Morgan Stanley Capital International                        10 Year Norway (Equity)                                   13.23
Morgan Stanley Capital International                        10 Year Spain (Equity)                                    11.55
Morgan Stanley Capital International                        World GDP Index                                           11.50
                                                                                                                      -----
Morgan Stanley Capital International                        Pacific Region Funds Ex-Japan                             20.54
Bureau of Labor Statistics                                  Consumer Price Index (Inflation)                           3.32
FHLB-San Francisco                                          11th District Cost-of-Funds Index                           N/A
Federal Reserve                                             Six-Month Treasury Bill                                     N/A
Federal Reserve                                             One-Year Constant-Maturity Treasury Rate                    N/A
Federal Reserve                                             Five-Year Constant-Maturity Treasury Rate                   N/A
Frank Russell & Co.                                         Russell 2000                                              16.50
Frank Russell & Co.                                         Russell 1000 Value                                        21.64
Frank Russell & Co.                                         Russell 1000 Growth                                       11.26
Bloomberg                                                   NA                                                           NA
Credit Lyonnais                                             NA                                                           NA
Statistical Abstract of the U.S.                            NA                                                           NA
World Economic Outlook                                      NA                                                           NA




*in U.S. currency

                                COLONIAL TRUST IV

                              Cross Reference Sheet

                       Colonial High Yield Municipal Fund



                           Location or Caption in Statement of
Item Number of Form N-1A   Additional Information
------------------------   -----------------------------------

Part B
------

  10.                      Cover Page

  11.                      Table of Contents

  12.                      Not Applicable

  13. Investment Objective and Policies; Fundamental Investment Policies; Other Investment Policies; Miscellaneous Investment Practices

  14.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  15.                      Fund Charges and Expenses

  16.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  17.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  18.                      Shareholder Meetings

  19.                      How to Buy Shares; Determination of Net Asset Value;
                           Suspension of Redemptions; Special Purchase
                           Programs/Investor Services; Programs for Reducing or Eliminating Sales Charge; How to Sell Shares; How to Exchange Shares

  20.                      Taxes

  21.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  22.                      Fund Charges and Expenses; Investment Performance;
                           Performance Measures

  23.                      Independent Accountants

                       COLONIAL HIGH YIELD MUNICIPAL FUND
                       Statement of Additional Information
                     March 31, 1997; Revised August 1, 1997

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial High Yield Municipal Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated March 31, 1997; Revised August 1, 1997. This SAI should be read together with the Prospectus and the Fund's most recent annual and semiannual reports dated November 30, 1996 and May 31, 1997, respectively. Investors may obtain a free copy of the Prospectus from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

Part 1                                                                      Page


Definitions
Investment Objective and Policies
Fundamental Investment Policies
Other Investment Policies
Fund Charges and Expenses
Investment Performance
Custodian
Independent Accountants


Part 2


Miscellaneous Investment Practices
Taxes
Management of the Colonial Funds
Determination of Net Asset Value
How to Buy Shares
Special Purchase Program/Investor Services
Programs for Reducing or Eliminating Sales Charges
How to Sell Shares
Distributions
How to Exchange Shares
Suspension of Redemptions
Shareholder Liability
Shareholder Meetings
Performance Measures
Appendix I
Appendix II

HM-16/919D-0897



                                       a

                                     Part 1


                       COLONIAL HIGH YIELD MUNICIPAL FUND
                       Statement of Additional Information
                     March 31, 1997; Revised August 1, 1997


DEFINITIONS

 "Trust"    Colonial Trust IV

 "Fund"     Colonial High Yield Municipal Fund

 Adviser    Colonial Management Associates, Inc., the Fund's investment adviser

 "CISI"     Colonial Investment Services,  Inc., the Fund's distributor

 "CISC" Colonial Investors Service Center, Inc., the Fund's shareholder services and transfer agent

INVESTMENT OBJECTIVES AND POLICIES

The Fund's Prospectus describes the Fund's investment objectives and policies.
Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:

         Short-Term Trading
         High Yield Bonds
         Forward Commitments
         Repurchase Agreements
         Futures Contracts and Related Options
         Options

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more that 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

The Fund may:

1. Only issue senior securities through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets;

2.   Invest in real estate only up to 5% of its net assets;

3.   Invest in illiquid assets only up to 10% of its net assets;

4. Purchase and sell futures contracts and related options only so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

5. Only underwrite securities issued by others when disposing of portfolio securities;

6. Make loans only through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets, purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.; and

8. Ordinarily invest at least 80% of its total assets in tax-exempt securities.

                                       b

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a vote of a majority of the outstanding voting securities, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Trust pays the Adviser a monthly fee based on the average daily net assets allocated among the Fund, the Colonial Tax-Exempt Fund and the Colonial Tax-Exempt Insured Fund at the following annual rates: 0.60% on the first $1 billion, 0.55% on the next $2 billion, 0.50% of the next $1 billion and 0.45% of any excess over $4 billion.

Recent Fees paid to the Adviser, CISI and CISC  (dollars in thousands)


                              Six months ended
                              ----------------
                                  May 31          Year ended November 30
                                  ------          ----------------------
                                   1997           1996     1995     1994
                                   ----           ----     ----     ----
Management fee                   $  516         $  925   $  759   $  651
Bookkeeping fee                      37             68       58       51
Shareholder service and
transfer                            148            271      227      193
  agent fee
12b-1 fees:
    Service fee                     232            418      345      297(a)
    Distribution fee (Class B)      540          1,057      948      882
    Distribution fee (Class C)      --             --       --       --


(a) Class A shares were offered for sale to the general public commencing September 1, 1994.

Brokerage Commissions


The Fund did not pay brokerage commissions for the period ended May 31, 1997 and for the fiscal years ended November 30, 1996, 1995 and 1994.


Trustees Fees

For the fiscal year ended November 30, 1996 and the calendar year ended December 31, 1996, the Trustees received the following compensation for serving as Trustees (b).

                          Aggregate             Total Compensation
                          Compensation          From Trust And
                          From Fund For The     Fund Complex Paid To The
                          Fiscal Year Ended     Trustees For The Calendar Year
Trustee                   November 30, 1996     Ended December 31, 1996(c)
Robert J. Birnbaum         $1,408                      $ 92,000
Tom Bleasdale               1,584 (d)                   104,500 (e)
Lora S. Collins             1,407                        92,000
James E. Grinnell           1,424                        93,000
William D. Ireland, Jr.     1,651                       109,000

                                       c

Richard W. Lowry            1,438                        95,000
William E. Mayer            1,395                        91,000
James L. Moody, Jr.         1,614 (f)                    106,500 (g)
John J. Neuhauser           1,448                        94,500
George L. Shinn             1,596                       105,500
Robert L. Sullivan          1,547                       102,000
Sinclair Weeks, Jr.         1,670                       110,000

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(c) At December 31, 1996, the Colonial Funds complex consisted of 37 open-end and 5 closed-end management investment company portfolios.

(d)  Includes $786 payable in later years as deferred compensation.

(e)  Includes $51,000 payable in later years as deferred compensation.


(f) Total compensation of $1,614 for the fiscal year ended November 30, 1996 will be payable in later years as deferred compensation.


(g) Total compensation of $106,500 for the calendar year ended December 31, 1996 will be payable in later years as deferred compensation.

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds) for service during the calendar year ended December 31, 1996:

                                 Total Compensation From Liberty
                                 Funds For The Calendar Year
Trustee                          Ended December 31, 1996 (h)

Robert J. Birnbaum                          $25,000
James E. Grinnell                            25,000
Richard W. Lowry                             25,000

(h) At December 31, 1996, the Liberty Funds were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).

Ownership of the Fund


At June 30, 1997, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

As of record on July 3, 1997, Merrill Lynch, Pierce, Fenner & Smith, Inc., Attn:
Fund Administration, 4800 Deer Lake Drive, E. 3rd Floor, Jacksonville, FL 32216 owned 12.11% of the Fund's outstanding Class B shares.

At June 30, 1997, there were 1,172 Class A and 3,545 Class B shareholders.


Sales Charges (dollars in thousands)


                                                     Class A Shares
                                                                           September 1, 1994
                               Six months ended       Years Ended           (commencement of
                                    May 31            November 30        investment operations)
                                     1997            1996      1995    through November 30, 1994
                                     ----            ----      ----    -------------------------
Aggregate initial sales
charges on Fund share sales          $133            $428      $228               $110

Initial sales charges
retained by CISI                       15             49         27                12



                                       d

                                                Class B Shares
                                Six months ended
                                     May 31              Year Ended November 30

                                     1997                1996     1995     1994
                                     ----                ----     ----     ----
Aggregate contingent deferred
sales charges (CDSC) on Fund
redemptions retained by CISI         $168                $281     $265     278


12b-1 Plan, CDSC and Conversion of Shares


The Fund offers three classes of shares - Class A, Class B and Class C. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund pays CISI monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to each Class of shares issued and outstanding thereafter. The Fund also pays CISI monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. CISI may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CISI's expenses, CISI may realize a profit from the fees.


The Plan authorizes any other payments by the Fund to CISI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons is effected by such non-interested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.


No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

Sales-related expenses (dollars in thousands) of CISI relating to the Fund were:


                                                                          Six months ended May 31, 1997
                                                                          -----------------------------
                                                                    Class A Shares             Class B Shares
                                                                    --------------             --------------
    Fees to FSFs                                                         $98                      $1,204

    Cost of sales material relating to the Fund (including
    printing and mailing expenses)                                        45                         108

                                       e

    Allocated travel, entertainment and other promotional
     expenses (including travel)                                          46                          93


                                                                          Year ended November 30, 1996
                                                                          ----------------------------
                                                                    Class A Shares             Class B Shares
                                                                    --------------             --------------
    Fees to FSFs                                                          $77                      $1,310

    Cost of sales material relating to the Fund (including
    printing and mailing expenses)                                         31                          60

    Allocated travel, entertainment and other promotional
     expenses (including advertising)                                      44                          78

INVESTMENT PERFORMANCE


The Fund's Class A and Class B yields were as follows:

                    Month ended May 31, 1997
         Class A                             Class B

           Tax-Equivalent                         Tax-Equivalent
  Yield         Yield                   Yield          Yield

  5.33%         8.82%                   4.83%          8.00%

                  Month ended November 30, 1996
         Class A                             Class B

            Tax-Equivalent                         Tax-Equivalent
  Yield          Yield                   Yield          Yield

  5.57%          9.22%                   5.09%          8.43%



The Fund's total returns at May 31, 1997 were:

                                         Class A Shares
                                               Average annual total return
                             Total return      1 year       Since inception
                           Six-months ended    6/1/96 to       9/1/94 to
                             May 31, 1997      5/31/97          5/31/97

With sales charge of 4.75%      (2.78)%          2.78%          5.84%
Without sales charge             2.07%           7.90%          7.73%

                                     Class B Shares
                                               Average annual total return
                          Total return          1 year          Since inception
                        Six-months ended        6/1/96 to         6/8/92 to
                          May 31, 1997          5/31/97             5/31/97

With applicable CDSC  (3.26)%(4.95% CDSC)  2.10% (5.00% CDSC)  5.88%(2.00% CDSC)
Without CDSC                  1.69%            7.10%               6.20%

The Fund's Class A and Class B distribution rates at May 31, 1997 and November 30, 1996, based on the most recent month's distribution, annualized, and the maximum offering price at the end of the month, were 6.00% and 5.26% and 5.96% and 5.52%, respectively.


                                       f

See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN

UMB, n.a. is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS


Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial highlights for the fiscal year ended November 30, 1996 incorporated by reference in this SAI have been so incorporated, and the financial highlights for the period ended May 31, 1997 included in the Prospectus have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.

The financial statements and Report of Independent Accountants appearing on pages 6 through 30 of the November 30, 1996 Annual Report and the unaudited financial statements appearing on pages 6 through 30 of the May 31, 1997 Semiannual Report are incorporated in this SAI by reference.



                                COLONIAL TRUST IV

                              Cross Reference Sheet

                             Colonial Utilities Fund



                           Location or Caption in Statement of
Item Number of Form N-1A   Additional Information
------------------------   -----------------------------------

Part B
------
  10.                      Cover Page

  11.                      Table of Contents

  12.                      Not Applicable

  13. Investment Objective and Policies; Fundamental Investment Policies; Other Investment Policies; Miscellaneous Investment Practices

  14.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  15.                      Fund Charges and Expenses

  16.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  17.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  18.                      Shareholder Meetings

  19.                      How to Buy Shares; Determination of Net Asset Value;
                           Suspension of Redemptions; Special Purchase
                           Programs/Investor Services; Programs for Reducing or Eliminating Sales Charge; How to Sell Shares; How to Exchange Shares

  20.                      Taxes

  21.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  22.                      Fund Charges and Expenses; Investment Performance;
                           Performance Measures

  23.                      Independent Accountants

                             COLONIAL UTILITIES FUND
                       Statement of Additional Information

                     March 31, 1997, Revised August 1, 1997


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial
Utilities Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated March 31, 1997, Revised August 1, 1997. This SAI should be read together with the Prospectus and the Fund's most recent annual report dated November 30, 1996 and the semiannual report dated May 31, 1997. Investors may obtain a free copy of the Prospectus and reports to shareholders from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

Part 1                                                             Page

Definitions                                                          b
Investment Objective and Policies                                    b
Fundamental Investment Policies                                      b
Other Investment Policies                                            b
Special Tax Considerations                                           c
Fund Charges and Expenses                                            c
Investment Performance                                               e
Custodian                                                            f
Independent Accountant                                               f

Part 2

Miscellaneous Investment Practices                                   1
Taxes                                                               11
Management of the Colonial Funds                                    12
Determination of Net Asset Value                                    18
How to Buy Shares                                                   19
Special Purchase Programs/Investor Services                         19
Programs for Reducing or Eliminating Sales Charge                   20
How to Sell Shares                                                  23
Distributions                                                       24
How to Exchange Shares                                              24
Suspension of Redemptions                                           25
Shareholder Liability                                               25
Shareholder Meetings                                                25
Performance Measures                                                26
Appendix I                                                          27
Appendix II                                                         31



UF--0797

                                       a

                                     Part 1

                             COLONIAL UTILITIES FUND
                       Statement of Additional Information

                     March 31, 1997, Revised August 1, 1997


DEFINITIONS
"Trust"     Colonial Trust IV
"Fund"      Colonial Utilities Fund
"Adviser"   Colonial Management Associates, Inc., the Fund's investment adviser
"CISI"      Colonial Investment Services, Inc., the Fund's distributor
"CISC"      Colonial Investors Service Center, Inc., the Fund's
              investor services and transfer agent


INVESTMENT OBJECTIVE AND POLICIES
The Fund's Prospectus describes its investment objective and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques which the Fund may use or invest in:

       Options (on Indices and Securities)

       Foreign Securities
       Foreign Currency Transactions

       Repurchase Agreements
       Rule 144A Securities

Except as described below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

The Fund may:
1. Issue senior securities only through borrowing from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3.  Invest up to 10% of its net assets in illiquid assets;
4. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;
7. And will concentrate more than 25% of its total assets in any single industry; and
8. With respect to 75% of total assets, not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:
1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

                                       b

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

SPECIAL TAX CONSIDERATIONS
The Fund may designate dividends as eligible for the dividends-received deduction only to the extent that the Fund receives dividends for which the Fund would be entitled to the dividends-received deduction if the Fund were a regular corporation and not a regulated investment company. The dividends-received deduction is available only to corporations and is not available to certain special corporations, such as Subchapter S corporations, to other entities or to individuals. There can be no assurance that the dividends-received deduction will not be reduced or eliminated in the future.

For dividends designated by the Fund as eligible for the dividends-received deduction to qualify as such by a particular shareholder, the shareholder must meet the 46-day holding period. The basis of a shareholder's shares may be reduced by an amount equal to the non-taxed portion of "extraordinary dividends" eligible for the dividends-received deduction.

One-hundred percent of the distributions paid by the Fund from investment income earned in the year ended November 30, 1996, qualified for the corporate dividends-received deduction.

FUND CHARGES AND EXPENSES
Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets at the annual rate of 0.65%. The Adviser has voluntarily agreed to waive its fee so that its actual fee will not exceed 0.65% of average daily net assets of the first $1 billion and 0.60% in excess of $1 billion.


Recent Fees paid to the Adviser, CISI and CISC  (dollars in thousands)

                               Six months ended
                                    May 31             Year ended November 30
                                     1997        1996         1995         1994
Management fee                     $3,311      $7,437       $7,486       $8,204
Bookkeeping fee                       182         399          401          450
Shareholder service and transfer    1,288       2,809        2,955        3,134
  agent fee
12b-1 fees:
  Service fee                        1,271        2,882       2,905       3,187
  Distribution fee (Class B)         2,591        5,869       5,843       6,401


Brokerage Commissions (dollars in thousands)

                               Six months ended
                                   May 31           Year ended November 30
                                    1997       1996          1995         1994
Total commissions                  $ 143       $509         $ 468       $ 1,067
Directed transactions (a)         37,757         --         7,301        16,100
Commissions on directed
 transactions                         60         --             7            24

(a) See "Management of the Colonial Funds-Portfolio Transactions-Brokerage and Research Services" in Part 2 of this SAI.

Trustees and Trustees Fees
For the fiscal year ended November 30, 1996 and the calendar year ended December 31, 1996, the Trustees received the following compensation for serving as Trustees (b):
                                                     Total Compensation From
                        Aggregate Compensation              Fund and
                             From Fund For             Fund Complex Paid To The
                           Fiscal Year Ended         Trustees For Calendar Year
Trustee                    November 30, 1996       Ended December 31, 1996(c)
Robert J. Birnbaum             $5,305                         $92,000
Tom Bleasdale                   5,958(d)                      104,500(e)
Lora S. Collins                 5,308                          92,000
James E. Grinnell               5,363                          93,000
William D. Ireland, Jr.         6,237                         109,000
Richard W. Lowry                5,418                          95,000

                                       c

William E. Mayer                5,247                          91,000
James L. Moody, Jr.             6,074(f)                      106,500(g)
John J. Neuhauser               5,444                          94,500
George L. Shinn                 6,067                         105,500
Robert L. Sullivan              5,820                         102,000
Sinclair Weeks, Jr.             6,296                         110,000

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(c) At December 31, 1996, the Colonial Funds complex consisted of 37 open-end and 5 closed-end management investment company portfolios.
(d) Includes $2,950 payable in later years as deferred compensation.
(e) Includes $49,000 payable in later years as deferred compensation.
(f) Total compensation of $6,074 payable in later years as deferred compensation.
(g) Total compensation of $106,500 for the calendar year ended December 31, 1996 will be payable in later years as deferred compensation.

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds) for service during the calendar year ended December 31, 1996:

                                        Total Compensation
                                       From Liberty Funds For
                                       The Calendar Year Ended
Trustee                                 December 31, 1996 (h)

Robert J. Birnbaum                             $25,000
James E. Grinnell                               25,000
Richard W. Lowry                                25,000


(h) The Liberty Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).

Ownership of the Fund

At June 30, 1997, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.


As of record on July 3, 1997, the following shareholders owned 5% or more of the Fund's outstanding shares: Merrill Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive, East, 3rd Floor, Jacksonville, FL 32216 (5.88% of Class A shares); Merrill Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive, East, 3rd Floor, Jacksonville, FL 32216 (17.65% of Class B shares).


At June 30, 1997, there were 17,724 Class A and 38,578 Class B shareholders of record.

Sales Charges (dollars in thousands)

                                                          Class A Shares
                               Six months ended
                                    May 31            Year ended November 30
                                     1997          1996        1995       1994
Aggregate initial sales
 charges on Fund share sales         $106          $117        $706      $1,892
Initial sales charges
 retained by CISI                    $ 13          $ 68        $ 74      $  210


                                                          Class B Shares
                               Six months ended
                                    May 31             Year ended November 30

                                       d

                                     1997            1996       1995       1994
Aggregate contingent deferred
 sales charges (CDSC) on Fund
 redemptions retained by CISI        $1,442        $3,366     $3,597     $4,073



12b-1 Plan, CDSCs and Conversion of Shares


The Fund offers three classes of shares - Class A, Class B and Class C. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund pays CISI monthly a service fee at an annual rate of 0.25% of the net assets attributed to each class of shares. The Fund also pays CISI monthly a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to Class B and Class C shares. CISI may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution fee is payable regardless of the amount of CISI's expenses, CISI may in some cases realize a profit from the fees.


The Plan authorizes any other payments by the Fund to CISI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.


The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSC's are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.


Sales-related expenses (dollars in thousands) of CISI relating to the Fund were:

                                          Six months ended May 31, 1997
                                        Class A Shares          Class B Shares

Fees to FSFs                                 $826                   $2,462
Cost of sales material relating to
 the Fund (including printing and
  mailing expenses)                            49                      123
Allocated travel, entertainment and
 other promotional expenses
 (including advertising)                       33                       83

                                             Year ended November 30, 1996
                                        Class A Shares          Class B Shares

Fees to FSFs                                 $882                   $3,564
Cost of sales material relating to
 the Fund (including printing and
 mailing expenses)                             38                      104
Allocated travel, entertainment and
 other promotional expenses
 (including advertising)                       43                      124

                                       e

INVESTMENT PERFORMANCE


The Fund's Class A and Class B yields for the months ended May 31, 1997 and November 30, 1996 were 3.64% and 3.07% and 3.75% and 3.18%, respectively.


The Fund's average annual total returns at May 31, 1997, achieved in part under the investment objectives and policies of the Fund prior to its conversion to a utilities fund on March 4, 1992, were:


                                              Class A Shares

                              Six months     1 year      5 years      10 years
With sales charge of 4.75%      0.05%         7.93%       8.72%         9.41%
Without sales charge            5.04%        13.32%       9.78%         9.94%


                                             Class B Shares

                                                                            Since inception
                                                                           5/5/92 to 5/31/97
                            Six months           1 year       5 years         (2.00% CDSC)
With applicable CDSC   (0.35)%(5.00% CDSC)        7.48%   8.67(2.00% CDSC)  8.94%(2.00% CDSC)
Without CDSC                   4.65%             12.48%         8.96%            9.22%


The Fund's Class A and Class B distribution rates at May 31, 1997 and November 30, 1996, which were based on the latest month's distributions, annualized, and the maximum offering price at the end of the month, were % and % and 3.76% and 3.22%, respectively.

See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN
Boston Safe Deposit and Trust Company is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements for the fiscal year ended November 30, 1996 incorporated by reference in this SAI have been so incorporated, and the schedule of financial highlights included in the Prospectus for the periods ended November 30, 1996 has been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.


The financial statements for the fiscal year ended November 30, 1996 and Report of Independent Accountants appearing on pages 7 through 21 of the Fund's November 30, 1996 Annual Report and the unaudited financial statements appearing on pages 7 through 14 of the Fund's May 31, 1997 Semiannual Report are incorporated in this SAI by reference.

                                       f

                                COLONIAL TRUST IV

                              Cross Reference Sheet

                      Colonial Municipal Money Market Fund



                           Location or Caption in Statement of
Item Number of Form N-1A   Additional Information
------------------------   -----------------------------------

Part B
------

  10.                      Cover Page

  11.                      Table of Contents

  12.                      Not Applicable

  13. Investment Objective and Policies; Fundamental Investment Policies; Other Investment Policies; Miscellaneous Investment Practices; Portfolio Turnover

  14.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  15.                      Fund Charges and Expenses

  16.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  17.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  18.                      Shareholder Meetings

  19.                      How to Buy Shares; Determination of Net Asset Value;
                           Suspension of Redemptions; Special Purchase
                           Programs/Investor Services; Programs for Reducing or Eliminating Sales Charge; How to Sell Shares; How to Exchange Shares

  20.                      Taxes

  21.                      Fund Charges and Expenses; Management of the Colonial
                           Funds

  22.                      Fund Charges and Expenses; Investment Performance;
                           Performance Measures

  23.                      Independent Accountants

                      COLONIAL MUNICIPAL MONEY MARKET FUND
                       Statement of Additional Information
                    October 28, 1996, Revised August 1, 1997

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Municipal Money Market Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated October 28, 1996, Revised August 1, 1997. This SAI should be read together with the Prospectus and the Fund's most recent Annual and Semi-Annual Reports dated June 30, 1996 and December 31, 1996. Investors may obtain a free copy of the Prospectus from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

Part 1                                                         Page


Definitions                                                     b
Investment Objective and Policies                               b
Fundamental Investment Policies                                 b
Other Investment Policies                                       c
Fund Charges and Expenses                                       c
Investment Performance                                          g
Custodian of the Fund                                           h
Independent Accountants of the Fund                             h
Management of the Base Trust                                    h
Information Concerning the Portfolio                            i


Part 2


Miscellaneous Investment Practices                              1
Taxes                                                          11
Management of the Colonial Funds                               13
Determination of Net Asset Value                               18
How to Buy Shares                                              19
Special Purchase Programs/Investor Services                    20
Programs for Reducing or Eliminating Sales Charges             21
How to Sell Shares                                             23
Distributions                                                  25
How to Exchange Shares                                         25
Suspension of Redemptions                                      25
Shareholder Liability                                          25
Shareholder Meetings                                           26
Performance Measures                                           26
Appendix I                                                     28
Appendix II                                                    33




TM-16/923D-0897

                                     PART 1
                      COLONIAL MUNICIPAL MONEY MARKET FUND
                       Statement of Additional Information
                    October 28, 1996, Revised August 1, 1997


DEFINITIONS
"Trust"                   Colonial Trust IV
"Fund"                    Colonial Municipal Money Market Fund
"Administrator"           Colonial Management Associates, Inc., the Fund's
                          administrator and the investment manager to each of
                          the Colonial funds except for the Fund, Colonial
                          Newport Japan Fund and Colonial Newport Tiger Cub
                          Fund, each a series of Colonial Trust II, Colonial
                          Global Utilities Fund, a series of Colonial Trust III,
                          and Colonial Newport Tiger Fund, a series of Colonial
                          Trust VII
"CISI"                    Colonial Investment Services, Inc., the distributor
                          of the Fund and each of the open-end mutual funds in
                          the Colonial funds complex
"CISC"                    Colonial Investors Service Center, Inc., shareholder
                          services and transfer agent to the Fund and each of
                          the open-end mutual funds in the Colonial funds
                          complex
"Base Trust"              SR&F Base Trust, a Massachusetts trust
"Portfolio"               SR&F Municipal Money Market Portfolio, a series of the
                          Base Trust
"Adviser"                 Stein Roe & Farnham Incorporated, the Portfolio's
                          investment adviser

INVESTMENT OBJECTIVE AND POLICIES
As described in the Fund's Prospectus, the Fund currently seeks to achieve its objective by investing all its assets in the Portfolio. Part 1 of this SAI includes additional information concerning the Fund and the Portfolio, including, among other things, a description of the Fund's and the Portfolio's fundamental investment policies. Except where otherwise indicated, references to the Fund in connection with descriptions of investment policies and practices shall include the Portfolio. Part 2 contains additional information about the following securities and investment techniques that are described and referred to in the Prospectus and that may be utilized by the Portfolio:

         Short-term Trading
         Tender Option Bonds
         Repurchase Agreements
         Reverse Repurchase Agreements
         Money Market Instruments
         Forward Commitments
         Participation Interests
         Stand-by Commitments

Except as described below under "Fundamental Investment Policies," the Fund's and the Portfolio's investment policies are not fundamental, and the Fund's or the Portfolio's Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund or the Portfolio, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.



                                       b

As fundamental policies, neither the Fund nor the Portfolio may:

1. Invest in a security if, with respect to 75% of the Portfolio's assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer (for this purpose, the issuer(s) of a security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), except (1) in the case of a guarantor of securities (including an issuer of a letter of credit), the value of the guarantee (or letter of credit) may be excluded from this computation if the aggregate value of securities owned by the Fund or the Portfolio and guaranteed by such guarantor (plus any other investments of the Fund or the Portfolio in securities issued by the guarantor) does not exceed 10% of the Fund's or the Portfolio's total assets, (2) this restriction does not apply to U.S. government securities or repurchase agreements for such securities and (3) the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and substantially similar investment policies(1);

2. Purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (this restriction does not apply to securities purchased on a when-issued or delayed-delivery basis or to reverse repurchase agreements);

3. Make loans, although the Portfolio may (a) participate in an interfund lending program with other Stein Roe Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly-distributed or privately placed debt securities;

4. Borrow, except that it may (a) borrow for non-leveraging, temporary or emergency purposes, and (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; the Portfolio and the Fund may borrow from banks, other Stein Roe Funds, and other persons to the extent permitted by applicable law;

5. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund or the Portfolio, except as may be necessary in connection with borrowings permitted in (4) above;

6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry;

7. Purchase portfolio securities for the Fund or the Portfolio from, or sell portfolio securities to, any of the officers, directors or trustees of the Trust, the Base Trust or the Portfolio's investment adviser;

8. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs;

9. Purchase any securities other than those described in the Prospectus;

10. Issue any senior securities except to the extent permitted under the Investment Company Act of 1940;

11. Purchase or sell real estate (other than Municipal Securities or money market securities secured by real estate or interests therein or such securities issued by companies which invest in real estate or interests therein); and

12. Act as an underwriter of securities, except that the Fund or the Portfolio may participate as part of a group in bidding, or bid alone, for the purchase of Municipal Securities directly from an issuer for the Fund's or the Portfolio's own portfolio.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, neither the Fund nor the Portfolio may:

1. Own more than 10% of the outstanding voting securities of an issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and substantially similar investment policies;

2. Invest in companies for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies;

------------------------------------------
(1) Notwithstanding the foregoing, and in accordance with Rule 2a-7 under the Investment Company Act of 1940 (Rule), the Fund or the Portfolio will not, immediately after the acquisition of any security (other than a government security or certain other securities as permitted under the Rule) invest more than 5% of its assets in the securities of any one issuer; provided, however, that the Fund or the Portfolio may invest up to 25% of its total assets in First Tier Securities (as that term is defined in the Rule) of a single issuer for a period of up to three business days after the purchase thereof.


                                       c

3. Make investments in the securities of other investment companies, except in connection with a merger, consolidation, or reorganization, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and substantially similar investment policies;

4. Invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

5. Sell securities short unless (1) the Fund or the Portfolio owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (2) the securities sold are "when-issued" or "when-distributed" securities which the Fund or the Portfolio expects to receive in a recapitalization, reorganization or other exchange for securities the Fund or the Portfolio contemporaneously owns or has the right to obtain, and provided that the Fund or the Portfolio may purchase stand-by commitments and securities subject to a demand feature entitling the Portfolio to require sellers of securities to the Fund or the Portfolio to repurchase them upon demand by the Fund or the Portfolio;

6. Purchase shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

FUND CHARGES AND EXPENSES

Aggregate Fund expenses include the Fund's proportionate share of the expenses of the Portfolio, which are borne indirectly by the Fund, and the Fund's direct expenses. The Portfolio's expenses include (i) a management fee paid to the Adviser at the annual rate of 0.25% of the Portfolio's average daily net assets,
(ii) a pricing and bookkeeping fee of $25,000 plus 0.0025% annually of average daily net assets over $50 million, (iii) a monthly transfer agent fee of $500, and (iv) custody, legal and audit fees and other miscellaneous expenses. The Fund's direct expenses include (i) an administrative fee paid to the Administrator at the annual rate of 0.25% of average daily net assets, (ii) a transfer agency and shareholder services fee paid to CISC at the annual rate of 0.20% of average daily net assets plus CISC's out-of-pocket expenses, (iii) the Rule 12b-1 fees paid to CISI described below, (iv) a pricing and bookkeeping fee paid to the Administrator in the amount of $18,000 per year plus 0.0233% of average daily net assets in excess of $50 million, and (v) custody, legal and audit fees and other miscellaneous expenses.


Recent Fees paid by the Fund to the Administrator (a), CISI and CISC (in thousands)


                                                                                                              Year ended
                                              Six Months ended       Year ended      Period ended            November 30
                                             December 31, 1996      June 30, 1996    June 30, 1995(b)       1994       1993
                                             -----------------      -------------    ---------------      ------------------
Administration fee                                  $24                 $42              N/A               N/A         N/A
Management fee                                      177                 290              $88               $131        $129
Bookkeeping fee                                       9                  20               16                 27          27
Shareholder service and transfer agent fee           24                  53               43                 59          60
Amount of above fees waived                         (60)               (196)             (63)              (153)       (129)
12b-1 fees:
   Service fee (Class B)                              2                   6                4                  4           1
   Distribution fee (Class B)                         4                  18               13                 14           2
   Distribution fee (Class C)                       ---                ----             ----               ----        ----


(2) As long as it is required to do so by the Ohio Division of Securities, the Trust and the Base Trust will consider a security eligible for resale pursuant to Rule 144A under the Securities Act of 1933 to be a restricted security.




                                       d

(a) Prior to September 28, 1995, the Administrator was the Adviser of the Fund.
(b) The Fund changed its fiscal year end from November 30 to June 30 on June 16, 1995.


Brokerage Commissions
The Fund did not pay brokerage commissions during the periods ended December 31, 1996, and June 30, 1995 and the fiscal years ended June 30, 1996 and November 30, 1994 and 1993. (See footnote (b) above).

Trustees, Fees
For the fiscal year ended June 30, 1996 and the calendar year ended December 31, 1996, the Trustees received the following compensation for serving as Trustees(c):

                                                                   Total Compensation From Trust And Fund Complex
                            Aggregate Compensation From Fund For   Paid To The Trustees For The Calendar Year
Trustee                     The Fiscal Year Ended June 30, 1996    Ended December 31, 1996(c)
-------                     -----------------------------------    --------------------------
Robert J. Birnbaum           $  910                                 $ 92,000
Tom Bleasdale                   993(e)                               104,500(f)
Lora S. Collins                 908                                   92,000
James E. Grinnell(d)            920                                   93,000
William D. Ireland, Jr.       1,130                                  109,000
Richard W. Lowry(d)             918                                   95,000
William E. Mayer                902                                   91,000
James L. Moody, Jr.           1,031(g)                               106,500(h)
John J. Neuhauser               909                                   94,500
George L. Shinn               1,027                                  102,000
Robert L. Sullivan            1,012                                  102,000
Sinclair Weeks, Jr.           1,138                                  110,000

(c)     The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(d)     At December 31, 1996, the Colonial funds complex consisted of 38 open-end and 5 closed-end management investment company portfolios.
(e)     Includes $482 payable in later years as deferred compensation.
(f)     Includes $51,500 payable in later years as deferred compensation.
(g)     Total compensation of $1,031 for the fiscal year ended June 30, 1996 will be payable in later years as deferred compensation.
(h)     Total compensation of $106,500 for the calendar year ended December 31, 1996 will be payable in later years as deferred compensation.

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds) for service during the calendar year ended December 31, 1996:

                                     Total Compensation From Liberty Funds For
                                     The Calendar Year Ended
Trustee                              December 31, 1996(i)
-------                              --------------------
Robert J. Birnbaum                   $25,000
James E. Grinnell                     25,000
Richard W. Lowry                      25,000


                                        e

(i) At December 31, 1996, the Liberty Funds were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial) (an intermediate parent of the Adviser).


Ownership of the Fund
At June 30, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.

As of record on July 3, 1997, the following shareholders owned 5% or more of the Fund's outstanding Class B shares:

Alan Baker Co.
160 Sylvester Road
South San Francisco, CA  94080-6014                              12.67%

Charles R. Matties & Laura B. Matties JT TEN
84 Overbrook Road
West Hartford, CT  06107                                          9.52%

John F. Milan & Cheryl L. Milan JT TEN                            7.49%
2165 Willow Circle
Shelby Township, MI  48316

Verna P. Williams
7116 Fort Hunt Road
Alexandria, VA  22307                                             6.92%

At June 30, 1997, there were 686 Class A and 49 Class B shareholders of record of the Fund.


                                       f

Sales Charges (in thousands)


                                                                       Class B Shares
                                     ------------------------------------------------------------------------------------
                                                                                                        Year ended
                                      Six Months ended       Year ended         Period ended           November 30
                                     December 31, 1996     June 30, 1996        June 30, 1995        1994          1993
                                     -----------------     -------------        -------------        ------------------
Aggregate contingent deferred sales
   charges (CDSCs) on Fund
   redemptions retained by CISI              $6                 $14                  $21              $28         $10



12b-1 Plan, CDSCs and Conversion of Shares
The Fund offers three classes of shares - Class A, Class B and Class C. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund pays CISI monthly a service fee at the annual rate of 0.25% of the Fund's net assets attributed to its Class B and Class C shares and a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.15% annually. CISI may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CISI's expenses, CISI may realize a profit from the fees. The Class A Plan has no fee but like the Class B and Class C Plan authorizes any other payments by the Fund to CISI and its affiliates (including the Administrator and the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees of the Trust believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value. Class B shares are offered at net asset value subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.


No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution or service fee.



                                       g

Sales-related expenses (in thousands) of CISI relating to the Fund were as follows:


                                         Six Months ended              Year ended                    Period ended
                                         December 31, 1996           June 30, 1996                  June 30, 1995
                                      --------------------       ----------------------        -----------------------
                                      Class A     Class B        Class A        Class B        Class A         Class B
                                      -------     -------        -------        -------        -------         -------
Fees to FSF                               $0         $14            $ 0            $10              $0              $9
Cost of sales material relating to
  the Fund (including printing and
  mailing expenses)                       $8          (j)           $10             (j)             $1              (j)

Allocated travel, entertainment and
  other promotional expenses
  (including advertising)                 $0          $0            $ 0            $ 0              $0              $0


(j)  Rounds to less than one.


INVESTMENT PERFORMANCE
The Fund's yields for the seven days ended December 31, 1996, and June 30, 1996, were:

                                                  December 31, 1996                                 June 30, 1996
                                                  -----------------                                 -------------
                                            Class A               Class B                 Class A                 Class B
                                            -------               -------                 -------                 -------
Current Yield                                3.310%                2.334%                 2.773%                   1.769%
Effective Yield                              3.364%                2.361%                 2.811%                   1.784%
Tax-Equivalent Current Yield                 5.480%                3.860%                 4.590%                   2.930%
Tax-Equivalent Effective Yield               5.570%                3.910%                 4.650%                   2.950%

The Fund's total returns at December 31, 1996, were:


                                       Total Return
                                     Six Months ended                            Average Annual Total Return
                                     ----------------                            ---------------------------
                                    December 31, 1996                1 Year                       5 Years               10 Years
                                    -----------------                ------                       -------               --------
Class A:                                  1.46%                      2.94%                         2.56%                  3.69%
Class B with applicable CDSC:      (3.88%)(5.00% CDSC)         (2.93%) (5.00% CDSC)            1.97% (2.00% CDSC)         3.58%
Class B without CDSC:                     1.12%                     (2.07%)                        2.33%                  3.58%



See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN OF THE FUND
UMB, n.a. is the Fund's custodian. The custodian is responsible for maintaining the Fund's open account.


INDEPENDENT ACCOUNTANTS OF THE FUND
Price Waterhouse LLP are the Fund's independent accountants, providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements of the Fund for the fiscal year ended June 30, 1996 incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus for the period ended June 30, 1996 have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.

The financial statements and Report of Independent Accountants appearing on pages 15 through 25 in the June 30, 1996 Annual Report of the Fund and the unaudited financial statements appearing on pages 4 through 23 in the December 31, 1996 Semiannual Report of the Fund are incorporated in this SAI by reference.


                                       h

MANAGEMENT OF THE BASE TRUST
Trustees and Officers of the Base Trust


Gary A. Anetsberger(k), (Age 41), Senior Vice President, is Senior Vice President of the Adviser since April 1996, Chief Financial Officer of the Mutual Funds division of the Adviser; Vice President of the Adviser January, 1991 to April, 1996.

Timothy K. Armour(k), (l), (Age 48), President and Trustee, is President of the Mutual Funds division of the Adviser and Director of the Adviser.

Jilaine Hummel Bauer(k), (Age 41), Executive Vice President and Secretary, is General Counsel and Secretary since November 1995, Senior Vice President since April, 1992 of the Adviser.

Kenneth L. Block(k), (Age 77), Trustee, is Chairman Emeritus of A. T. Kearney, Inc. (international management consultants), 11 Woodley Road, Winnetka, Illinois 60093.

William W. Boyd(k), (Age 70), Trustee, is Chairman and Director of Sterling Plumbing Group, Inc. (manufacturer of plumbing projects) since 1992; President and Chief Executive Officer of Sterling Plumbing Group, Inc., over five years; 2900 Golf Road, Rolling Meadows, Illinois 60008.

Thomas W. Butch(k), (Age 40), Executive Vice President, is Senior Vice President of the Adviser since September, 1994; First Vice President Corporate Communications of Mellon Bank Corporation prior thereto. Lindsay Cook(k), (l), (Age 44), Trustee, is Executive Vice President of Liberty Financial since March, 1997; Senior Vice President of Liberty Financial prior thereto; 600 Atlantic Avenue, Boston, Massachusetts 02210.

Douglas A. Hacker(k), (Age 41), Trustee, is Senior Vice President and Chief Financial Officer, United Airlines since July, 1994; Senior Vice President Finance, United Airlines, February, 1993 to July, 1994; Vice President - Corporate & Fleet Planning, American Airlines 1991 to 1993; P.O. Box 66100, Chicago, Illinois 60666.

Janet Langford Kelly(k), (Age 39), Trustee, is Senior Vice President, Secretary and General Counsel of Sara Lee Corporation (branded, packaged, consumer-products manufacturer), since 1995; partner of Sidley & Austin (law firm) prior thereto; Three First National Plaza, Chicago, Illinois 60602.

Francis W. Morley(k), (Age 77), Trustee, is Chairman of Employer Plan Administrators and Consultants Co. (designer, administrator, and communicator of employee benefits plans), over five years, 20 North Wacker Drive, Suite 2275, Chicago, Illinois 60606.

Charles R. Nelson(k), (Age 54), Trustee, is Van Voorhis Professor of Political Economy of the University of Washington, over five years, Seattle, Washington 981953.

Nicolette D. Parrish(k), (Age 47), Vice President and Assistant Secretary, is Senior Compliance Administrator and Assistant Secretary of the Adviser, since November, 1995; Senior Legal Assistant, over five years.

Cynthia A. Prah(k), (Age 35), Vice President, is Manager of Shareholder Transaction Processing for the Adviser.

Sharon R. Robertson(k), (Age 35), Controller, is Accounting Manager for the Adviser's mutual funds division, since 1987.

Janet B. Rysz(k), (Age 41), Assistant Secretary, is Senior Compliance Administrator of the Adviser.

Thomas C. Theobald(k), (Age 60), Trustee, is Managing Partner of William Blair Capital Partners (private equity fund since 1994 (formerly Chief Executive Officer and Chairman of the Board of Directors of Continental Bank Corporation from 1987 to 1994), Suite 3300, 222 West Adams Street, Chicago, Illinois 60606.

Stacy H. Winick(k), (Age 32), Vice President, is Senior Legal Counsel for the Adviser since October, 1996; associate of Bell, Boyd & Lloyd (law firm), June, 1993 to September, 1996; associate of Debevoise & Plimpton (law firm) prior thereto.

Hans P. Ziegler(k), (Age 56), Executive Vice President, is Chief Executive Officer of the Adviser since May, 1994; President of the Investment Counsel division of the Adviser from July, 1993 to June, 1994; and President and Chief Executive Officer, Pitcairn Financial Management Group, from 1989 to 1993.

Margaret O. Zwick(k), (Age 30), Assistant Treasurer, is Accounting Manager for the Adviser since April, 1997; Compliance Manager from August, 1995 to April, 1997; Compliance Accountant, January, 1995 to July, 1995; Section Manager, January 1994 to January 1995; supervisor prior thereto.

(k) The address of each Trustee and Officer is One South Wacker Drive, Chicago, IL 60606, unless otherwise noted.
(l) Trustee who is an "interested person" of the Portfolio and of the Adviser, as defined in the Investment Company Act of 1940.


The Management Agreement
Under the Management Agreement, the Adviser has agreed to make day to day investment decisions for the Portfolio, arrange for the execution of portfolio transactions and generally manage the Portfolio's investments. The Adviser has also agreed to perform administrative services to the Portfolio, including without limitation, providing all executive and other facilities required to render investment management and administrative services. For these services and facilities, the Portfolio pays a monthly fee based on the average daily net assets of the Portfolio for such month.

INFORMATION CONCERNING THE PORTFOLIO
Portfolio's Investment Adviser

Under its Management Agreement with the Portfolio, the Adviser provides the Portfolio with discretionary investment services. Specifically, the Adviser is responsible for supervising and directing the investments of the Portfolio in accordance with the Portfolio's investment objective, policies and restrictions as provided in the Fund's Prospectus and this Statement of Additional Information. The Management Agreement provides for the payment by the Portfolio to the Adviser of the management fee described above under "Fund Charges and Expenses."

The Adviser is a wholly-owned subsidiary of Liberty Financial, which in turn is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of worker's compensation insurance and a property and casualty insurer in the U.S. Liberty Mutual's address is 175 Berkeley Street, Boston, Massachusetts 02117.


The Adviser is the successor to an investment advisory business that was founded in 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plan, charitable organizations and other institutional investors. As of December 31, 1996, the Adviser managed over $26.7 billion in net assets: including over $8 billion in equities and over $18.7 billion in fixed-income securities (including $1.6 billion in municipal securities). The $26.7 billion in managed assets included over $7.5 billion held by open-end mutual funds managed by the Adviser (approximately 16% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 227,000 shareholders. The $7.5 billion in mutual fund assets included over $743 million in over 47,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 6,500 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At December 31, 1996, the Adviser employed approximately 19 research analysts and 55 account managers. The average investment-related experience of these individuals is 22 years.


                                       j

The directors of the Adviser are Harold W. Cogger, Kenneth R. Leibler, Timothy
K. Armour, C. Allen Merritt, and Hans P. Ziegler. Mr. Cogger is Executive Director of Liberty Financial; Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Armour is President of the Adviser's Mutual Funds division; Mr. Merritt is Executive Vice President and Treasurer of Liberty Financial; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Cogger, Leibler and Merritt is Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts 02210; that of Messrs. Armour and Ziegler is One South Wacker Drive, Chicago, Illinois 60606.


Under the Management Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Fund in connection with the matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

Portfolio Transactions
The Adviser places the orders for the purchase and sale of the Portfolio's portfolio securities. Portfolio securities are purchased both in underwritings and in the over-the-counter market. Included in the price paid to an underwriter of a portfolio security is the spread between the price paid by the underwriter to the issuer and the price paid by the purchaser. Purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker or dealer on a net basis, without any brokerage commission being paid by the Portfolio, but do reflect the spread between the bid and asked prices. The Adviser may also transact purchases of portfolio securities directly with the issuers. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to transaction charges and other costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Portfolio may pay a price in excess of that which another broker or dealer may have charged for effecting the same transaction or receive a price lower than that which another broker-dealer may have paid. Evaluations of the reasonableness of portfolio transactions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions and reports are made annually to the Board of Trustees of the Portfolio.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Portfolio, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Portfolio, to such brokers or dealers to ensure the continued receipt of research products or services that the Adviser feels are useful. In certain instances, the Adviser receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions of clients (including the Portfolio), while the portions of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of the Portfolio is authorized, in recognition of the value of research products or services, to pay a price in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of the Portfolio.

The Board of Trustees of the Base Trust has reviewed the legal aspects and the practicability of attempting to recapture underwriting discounts or selling concessions included in prices paid by the Portfolio for purchases of Municipal Securities in underwritten offerings. The Portfolio attempts to recapture selling concessions on purchases during underwritten offerings;



                                       k
however, the Adviser will not be able to negotiate discounts from the fixed offering price for those issues for which there is a strong demand and will not allow the failure to obtain a discount to prejudice its ability to purchase an issue. The Trustees of the SR&F Base Trust periodically review efforts to recapture concessions and whether it is in the best interests of the Portfolio to continue to attempt to recapture underwriting discounts or selling concessions.

Amortized Costs for Money Market Funds
In connection with the Portfolio's use of amortized cost and the maintenance of its per share net asset value of $1.00, the Base Trust has agreed, with respect to the Portfolio: (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining relative stability of principal and not in excess of 90 days; (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months (for this purpose, the Portfolio considers that an instrument has a maturity of thirteen months or less if it is a "short-term" obligation); and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Portfolio's Board of Trustees determines present minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Portfolio's Board of Trustees.

The Portfolio has also agreed to establish procedures reasonably designed to stabilize its price per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of its portfolio holdings by the Portfolio's Board of Trustees, at such intervals as the Portfolio deems appropriate, to determine whether its net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from reputable sources for the instruments, values obtained from the Adviser's matrix, or values obtained from an independent pricing service. Any such service might value the Portfolio's investments based on methods which include consideration of: yields or prices of Municipal Securities of comparable quality, coupon, maturity and type; indications as to values from dealers and general market conditions. The service may also employ electronic data processing techniques, a matrix system, or both to determine valuations.

In connection with the Portfolio's use of the amortized cost method of portfolio valuation to maintain its net asset value at $1.00 per share, the Portfolio might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between the net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Portfolio's Board of Trustees as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Portfolio's Board of Trustees will promptly consider what action, if any, should be initiated. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Actions which the Portfolio's Board of Trustees might take include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; increasing, reducing, or suspending dividends or distributions from capital or capital gains; or redeeming shares in kind. The Portfolio's Board of Trustees might also establish a net asset value per share by using market values, as a result of which the net asset value might deviate form $1.00 per share.

Custodian of the Portfolio
State Street Bank and Trust Company (Bank) is the custodian for the securities and cash of the Portfolio, but it does not participate in the investment decisions of the Portfolio. The Portfolio has authorized the Bank to deposit certain portfolio securities in central depository systems as allowed by federal law. The Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

Independent Auditors of the Portfolio
The independent auditors for the Portfolio are Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606. Ernst & Young LLP audit and report on the annual financial statements of the Portfolio, review certain regulatory reports and the Portfolio's Federal income tax returns, and perform such other professional accounting, auditing, tax and advisory services as the Portfolio may engage them to do.

The Portfolio's financial statements and Report of Independent Auditors appearing on pages 4 through 14 of the Fund's June 30, 1996 Annual Report, and the Portfolio's unaudited financial statement appearing on pages 4 through 14 of the Fund's December 31, 1996 Semiannual Report are incorporated into this SAI by reference.



                                       l

Cross-Indemnification Agreement
The Trust, on behalf of the Fund, and the Base Trust, on behalf of the Portfolio, have entered into a cross-indemnification agreement relating to liability in connection with the information relating to the Base Trust and the Portfolio contained in the Trust's Registration Statement of which this SAI is a part.




                                       m


Part C         OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

     (a)       Financial Statements:

               Included in Part A

               Summary of Expenses

               The Fund's Financial History

               Incorporated by reference into Part B are the financial statements contained in the Annual Reports for the Registrant's series, each as of November 30, 1996 (Colonial Municipal Money Market Fund as of June 30, 1996), which have previously been filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940:

               Fund                                        Accession Number
               ----                                        ----------------
               Colonial Tax-Exempt Fund                    0000021847-97-000011
               Colonial Utilities Fund                     0000021847-97-000013
               Colonial Tax-Exempt Insured Fund            0000021847-97-000016
               Colonial Intermediate Tax-Exempt Fund       0000021847-97-000014
               Colonial High Yield Municipal Fund          0000021847-97-000017
               Colonial Municipal Money Market Fund        0000021832-96-000051

               The Financial Statements contained in each series' Annual Report are as follows:

               Investment Portfolio
               Statement of Assets and Liabilities
               Statement of Operations
               Statement of Changes in Net Assets

               Notes to Financial Statements

               Financial Highlights

               Report of Independent Accountants

               Incorporated by reference into Part B are the financial statements contained in the Semiannual Reports for the Registrant's series, each as of May 31, 1997 (Colonial Municipal Money
               Market Fund as of December 31, 1996), which have previously been filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940:

               Fund                                        Accession Number
               ----                                        ----------------
               Colonial Tax-Exempt Fund                    0000021847-97-000091
               Colonial Utilities Fund                     0000021847-97-000092
               Colonial Tax-Exempt Insured Fund            0000021847-97-000085
               Colonial Intermediate Tax-Exempt Fund       0000021847-97-000089
               Colonial High Yield Municipal Fund          0000021847-97-000084
               Colonial Municipal Money Market Fund        0000021832-96-000004

               The Financial Statements contained in each series' Annual Report are as follows:

               Investment Portfolio
               Statement of Assets and Liabilities
               Statement of Operations
               Statement of Changes in Net Assets

               Notes to Financial Statements

               Financial Highlights

               The following is included in Part B of this Post-Effective Amendment No. 46 (on behalf of Colonial Municipal Money Market
               Fund)

               SR&F Municipal Money Market Portfolio Investment Portfolio, June 30, 1996

               SR&F Municipal Money Market Portfolio Statement of Assets and Liabilities, June 30, 1996

               SR&F Municipal Money Market Portfolio Statement of Operations, Period ended June 30, 1996

               SR&F Municipal Money Market Portfolio Statement of Changes in Net Assets

               SR&F Municipal Money Market Portfolio Financial Highlights

               SR&F Municipal Money Market Portfolio Notes to Financial Statements, June 30, 1996

               Independent Auditors' Report

               Incorporated by reference into Part B are the financial statements contained in the Semiannual Report for the Registrant's series, Colonial Municipal Money Market Fund, as of December 31, 1996, which has previously been filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940:

               Fund                                        Accession Number
               ----                                        ----------------
               Colonial Municipal Money Market Fund        0000276716-97-000004

               The Financial Statements contained in Colonial Municipal Money Fund's Semiannual Report are as follows:

               Investment Portfolio

               Statement of Assets and Liabilities

               Statement of Operations

               Statement of Changes in Net Assets

               Notes to Financial Statements

               Financial Highlights

               The following is included in Part B of this Post-Effective Amendment No. 46 (on behalf of Colonial Municipal Money Market
               Fund)

               SR&F Municipal Money Market Portfolio Investment Portfolio, December 31, 1996 (unaudited)

               SR&F Municipal Money Market Portfolio Statement of Assets and Liabilities, December 31, 1996 (unaudited)

               SR&F Municipal Money Market Portfolio Statement of Operations, Six Months ended December 31, 1996 (unaudited)

               SR&F Municipal Money Market Portfolio Statement of Changes in Net Assets

               SR&F Municipal Money Market Portfolio Financial Highlights, Period ended December 31, 1996

               SR&F Municipal Money Market Portfolio Notes to Financial Statements, December 31, 1996 (unaudited)


     (b) Exhibits:(each exhibit is applicable to all series of the Trust unless otherwise referenced)

               1. Amendment No. 4 to the Agreement and Declaration of Trust

               2. (a)          Amended By-Laws (2/16/96) (b)

               3.              Not Applicable

               4.              Form of Specimen of Share Certificate (d)

               5. (a)          Management Agreement (CTEF, CTEIF, CHYMF) (b)

                  (a)(1) Amendment No. 2 to Management Agreement (CTEF, CTEIF, CHYMF) (b)

                  (a)(2)       Management Agreement (CUF) (b)

                  (a)(3)       Management Agreement (CITEF) (b)

                  (a)(4)       Management Agreement (CSTTEF) (b)

                  (b) Pricing and Bookkeeping Agreement (CTEF, CTEIF, CITEF, CSTTEF, CHYMF, CUF) filed as Exhibit 9(b) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement of Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529) and is hereby incorporated by reference and made a part of this Registration Statement

                  (b)(1) Amendment to Appendix I of Pricing and Bookkeeping Agreement (CTEF, CTEIF, CHYMF, CITEF,
                               CUF) - filed as Exhibit 9(b)(i) in Part C, Item 24(b) of Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A of Colonial Trust III (File Nos. 2-15184 & 811-881) and is hereby incorporated by reference and made a part of this Registration Statement

                  (b)(2)       Pricing and Bookkeeping Agreement (CMMMF) (c)

               6. (a) Distributor's Contract with Colonial Investment Services, Inc. - filed as Exhibit 6(a) in Part C,
                               Item 24(b) of Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of Colonial Trust I (File Nos. 2-41251 and 811-2214) and is hereby incorporated by reference and made a part of this Registration Statement

                  (b) Form of Selling Agreement - filed as Exhibit 6(b) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529) and is hereby incorporated by reference and made a part of this Registration Statement

                  (c) Form of Bank and Bank Affiliated Selling Agreement - filed as Exhibit 6(c) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529) and is
                               hereby incorporated by reference and made a part of this Registration Statement

                  (d)          Form of Asset Retention Agreement - filed as
                               Exhibit 6(d) in Part C, Item 24(b) of
                               Post-Effective Amendment No. 10 to the
                               Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 &

                               811-6529) and is hereby incorporated by reference and made a part of this Registration Statement

               7.              Not Applicable

               8. (a) Custodian Agreement with United Missouri Bank (CTEF, CMMMF, CTEIF, CHYMF, CSTTEF, CITEF) (c)

                  (b) Custody Agreement with Boston Safe Deposit and Trust Company - filed as Exhibit 8. in Part C,
                               Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529) and is hereby incorporated by reference and made a part of this Registration Statement (CUF)

                  (c) Amendment to Custody Agreement with Boston Safe Deposit and Trust Company - filed as Exhibit 8.(a) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529) and is hereby incorporated by reference and made a part of this Registration Statement (CUF)

               9. (a) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended - filed as
                               Exhibit 9(b) to Part C, Item 24(b) of
                               Post-Effective Amendment No. 10 to the
                               Registration Statement on Form N-1A of Colonial Trust VII (File Nos. 33-41559 & 811-6347) and is hereby incorporated by reference and made a part of this Registration Statement

                  (b) Amendment No. 8 to Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended - filed as Exhibit 9(a)(i) in Part C, Item 24(b) of Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A of Colonial Trust III (File Nos. 2-15184 & 811-881) and is hereby incorporated by reference and made a part of this Registration Statement

                  (c) Amendment No. 14 to Appendix I of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended - filed as Exhibit 9(a)(ii) in Part C, Item 24(b) of Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A of Colonial Trust III (File Nos. 2-15184 & 811-881) and is hereby incorporated by reference and made a part of this Registration Statement

                  (d)          Agreement and Plan of Reorganization (CMMMF, CUF)
                               (c)

                  (e) Form of Administration Agreement between Colonial Trust IV, on behalf of CMMMF, and Colonial Management Associates, Inc. (a)

                  (f) Form of Indemnification Agreement between Colonial Trust IV, on behalf of CMMMF, and SR&F Base Trust, on behalf of SR&F Municipal Money Portfolio (a)

                  (g) Credit Agreement - filed as Exhibit 9.(d) in Part C, Item 24(b) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Colonial Trust V (File Nos. 33-12109 & 811-5030) and is hereby incorporated by reference and made a part of this Registration Statement

               10.(a)          Opinion and Consent of Counsel (CTEF) (d)

                  (b) Opinion and Consent of Counsel - filed as Exhibit 10 in Part C, Item 24(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of CUF (File Nos.2-71242 & 811-3148)
                               and is hereby incorporated by reference and made a part of this Registration Statement (CUF)

                  (c)          Opinion and Consent of Counsel (CMMMF) (d)

               11.(a)          Consent of Independent Accountants

                  (b) Consent of Independent Auditors (SR&F Municipal Money Market Portfolio, master fund of CMMMF)

               12.             Not Applicable

               13.             Not Applicable

               14.(a) Form of Colonial Group of Mutual Funds Money Purchase Pension and Profit Sharing Plan Document and Trust Agreement - filed as Exhibit 14(a) in Part C, Item 24(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529) and is hereby incorporated by reference and made a part of this Registration Statement

                  (b) Form of Colonial Group of Mutual Funds Money Purchase Pension and Profit Sharing Establishment Book - filed as Exhibit 14(b) in Part C, Item 24(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529) and is
                               hereby incorporated by reference and made a part of this Registration Statement

                  (c) Form of Colonial Group Funds Individual Retirement Account and Application - filed as
                               Exhibit 14(c) in Part C, Item 24(b) of
                               Post-Effective Amendment No. 5 to the
                               Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529) and is
                               hereby incorporated by reference and made a part of this Registration Statement

                  (d) Form of Colonial Mutual Funds Simplified Employee Plan and Salary Reduction Simplified Employee Plan - filed as Exhibit 14(d) in Part C, Item 24(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529) and is
                               hereby incorporated by reference and made a part of this Registration Statement

                  (e) Form of Colonial of Mutual Funds 401(k) Plan Document and Trust Agreement - filed as Exhibit 14.(v) in Part C, Item 24(b) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Colonial Trust II (File Nos.
                               2-66976 & 811-3009) and is hereby incorporated by reference and made a part of this Registration Statement

                  (f) Form of Colonial Mutual Funds 401(k) Plan Establishment Booklet - filed as Exhibit 14.(vi) in Part C, Item 24(b) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Colonial Trust II (File Nos. 2-66976 & 811-3009) and is hereby incorporated by reference and made a part of this

                               Registration Statement


                  (g) Form of Colonial Mutual Funds 401(k) Employee Reports Booklet - filed as Exhibit 14(g) in Part C, Item 24(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529) and is hereby incorporated by reference and made a part of this Registration Statement

               15. Distribution Plan adopted pursuant to Section 12b-1 of the Investment Company Act of 1940, incorporated by reference to the Distributor's Contract

               16.(a)(1)       Calculation of Performance Information (CTEF) (b)
                  (a)(2)       Calculation of Yield (CTEF) (b)
                  (b)(1)       Calculation of Performance Information (CTEIF)
                               (b)
                  (b)(2)       Calculation of Yield (CTEIF) (b)
                  (c)(1)       Calculation of Performance Information (CUF) (b)
                  (c)(2)       Calculation of Yield (CUF) (b)
                  (d)(1)       Calculation of Performance Information (CMMMF)
                               (b)
                  (d)(2)       Calculation of Yield (CMMMF) (b)
                  (e)(1)       Calculation of Performance Information (CHYMF)
                               (b)
                  (e)(2)       Calculation of Yield (CHYMF) (b)
                  (f)(1)       Calculation of PerformanceInformation (CITEF) (b)
                  (f)(2)       Calculation of Yield (CITEF) (b)

               17.(a)          Financial Data Schedule (Class A) (CTEF)
                  (b)          Financial Data Schedule (Class B) (CTEF)
                  (c)          Financial Data Schedule (Class A)(CTEIF)
                  (d)          Financial Data Schedule (Class B)(CTEIF)
                  (e)          Financial Data Schedule (Class A)(CUF)
                  (f)          Financial Data Schedule (Class B)(CUF)
                  (g)          Financial Data Schedule (Class A) (CMMMF)
                  (h)          Financial Data Schedule (Class B) (CMMMF)
                  (i)          Financial Data Schedule (Class A)(CHYMF)
                  (j)          Financial Data Schedule (Class B)(CHYMF)
                  (k)          Financial Data Schedule (Class A)(CITEF)

                  (l)          Financial Data Schedule (Class B)(CITEF)

               18.(a)          Power of Attorney for: Robert J. Birnbaum,
                               Tom Bleasdale, Lora S. Collins, James E.
                               Grinnell, William D. Ireland, Jr., Richard W. Lowry, William E. Mayer, James L. Moody, Jr., John J. Neuhauser, George L. Shinn, Robert L. Sullivan and Sinclair Weeks, Jr. - filed as
                               Exhibit 18(a) in Part C, Item 24(b) of
                               Post-Effective Amendment No. 97 to the
                               Registration Statement on Form N-1A of Colonial Trust III (File Nos. 2-15184 & 811-881) and is hereby incorporated by reference and made a part of this Registration Statement

               18.(b) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 filed as Exhibit 18(b) in Part C, Item 24(b) of Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A of Colonial Trust I (File Nos. 2-41251 & 811-2214) and is hereby incorporated by reference and made a part of this Registration Statement
---------------------------------

                  (a) Incorporated by reference to Post-Effective Amendment No. 40 filed on or about 7/27/95.
                  (b) Incorporated by reference to Post-Effective Amendment No. 42 filed on 3/22/96.
                  (c) Incorporated by reference to Post-Effective Amendment No. 44 filed on October 15, 1996.
                  (d) Incorporated by reference to Post-Effective Amendment No. 45 filed on March 21, 1997.

Item 25.        Persons Controlled by or Under Common Control with Registrant

                None

Item 26.        Number of Holders of Securities

          (1)                                           (2)
          ---                                           ---
Title of Class                          Number of Record Holders as of 6/30/97
--------------                          --------------------------------------
Shares of beneficial interest           67,699 Class A record holders (CTEF)
                                        11,021 Class B record holders
Shares of beneficial interest           4,807 Class A record holders (CTEIF)
                                        978 Class B record holders

Shares of beneficial interest           15,078 Class A record holders (CUF)
                                        31,628 Class B record holders
Shares of beneficial interest           682 Class A record holders (CMMMF)
                                        45 Class B record holders
Shares of beneficial interest           1,170 Class A record holders (CHYMF)
                                        3,541 Class B record holders
Shares of beneficial interest           302 Class A record holders (CITEF)
                                        313 Class B record holders

Item 27.        Indemnification

                See Article VIII of Amendment No. 4 to the Agreement and Declaration of Trust filed as Exhibit 1 hereto.

                See the form of Indemnification Agreement entered into by Registrant, on behalf of CMMMF, and the SR&F Base Trust (Base Trust), on behalf of SR&F Municipal Money Portfolio (Portfolio), relating to liability in connection with information relating to the Base Trust and the Portfolio contained in Part B of this Registration Statement and filed as Exhibit 9.(d) hereto.

                The Registrant's adviser or administrator, Colonial Management Associates, Inc. (Colonial), has an ICI Mutual Insurance Company Directors and Officers/Errors and Omissions Liability insurance policy. The policy provides indemnification to the Registrant's trustees and officers.

Item 28.        Business and Other Connections of Investment Adviser

                The following sets forth business and other connections of each Director and officer of Colonial Management Associates, Inc. (see next page).

ITEM 28.
--------

     Registrant's investment adviser/administrator, Colonial Management Associates, Inc. ("Colonial"), is registered as an investment adviser under the Investment Advisers Act of 1940 (1940 Act). Colonial Advisory Services, Inc. (CASI), an affiliate of Colonial, is also registered as an investment adviser under the 1940 Act. As of the end of its fiscal year, December 31, 1996, CASI had one institutional, corporate or other account under management or supervision, the market value of which was approximately $42.0 million. As of the end of its fiscal year, December 31, 1996, Colonial was the investment adviser, sub-adviser and/or administrator to 49 Colonial mutual funds (including funds sub-advised by Colonial, the market value of which investment companies was approximately $17,165.0 million. Colonial Investment Services, Inc., a subsidiary of Colonial Management Associates, Inc., is the principal underwriter and the national distributor of all of the funds in the Colonial Mutual Funds complex, including the Registrant.

     The following sets forth the business and other connections of each director and officer of Colonial Management Associates, Inc.:

(1)                 (2)          (3)                                (4)
Name and principal
business
addresses*          Affiliation
of officers and     with         Period is through 07/01/97.  Other
directors of        investment   business, profession, vocation or
investment adviser  adviser      employment connection              Affiliation
------------------  ----------   --------------------------------   -----------
Allard, Laurie      V.P.

Andersen, Peter     V.P.

Archer, Joseph A.   V.P.

Babbitt, Debra      V.P.         Colonial Investment Services, Inc. V.P.,
                                                                    Comp. Off.

Berliant, Allan     V.P.

Bertocci, Bruno     V.P.         Stein Roe Global Capital Mngmt.    Principal

Boatman, Bonny E.   Dir.;        Colonial Advisory Services, Inc.   Exec. V.P.
                    Sr.V.P.;
                    IPC Mbr.

Bunten, Walter      V.P.

Campbell, Kimberly  V.P.

Carnabucci,
  Dominick          V.P.

Carroll, Sheila A.  Sr.V.P.;
                    Dir.

Citrone, Frank      V.P.

Cogger, Harold W.   Dir.;        The Colonial Group, Inc.        Dir.;
                    Chairman;                                    Chrm.
                    IPC Mbr.;    Colonial Trusts I through VII   Pres.
                    Exe. Cmte.   Colonial High Income
                    Mbr.           Municipal Trust               Pres.
                                 Colonial InterMarket Income
                                   Trust I                       Pres.
                                 Colonial Intermediate High
                                   Income Fund                   Pres.
                                 Colonial Investment Grade
                                   Municipal Trust               Pres.
                                 Colonial Municipal Income
                                   Trust                         Pres.
                                 LFC Utilities Trust             Pres.
                                 Liberty Financial               Exec V.P.;
                                   Companies, Inc.               Dir.
                                 Stein Roe & Farnham             Dir.
                                   Incorporated

Conlin, Nancy       V.P.;        Colonial Investors Service
                    Asst.          Center, Inc.                  Asst. Clerk
                    Sec.;        The Colonial Group, Inc.        Asst. Clerk
                    Asst         Colonial Advisory Services,
                    Clerk and      Inc.                          Asst. Clerk
                    Counsel      Colonial Investment Services,
                                   Inc.                          Asst. Clerk
                                 Colonial Trusts I through VII   Asst. Sec.
                                 Colonial High Income
                                   Municipal Trust               Asst. Sec.
                                 Colonial InterMarket Income
                                   Trust I                       Asst. Sec.
                                 Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.
                                 LFC Utilities Trust             Asst. Sec.

Daniszewski,        V.P.         Colonial Investment Services,
 Joseph J.                         Inc.                          V.P.


Desilets, Marian    V.P.

DiSilva, Linda      V.P.         Colonial Advisory Services,     Compliance
                    IPC Mbr.       Inc.                          Officer

Ericson, Carl C.    Dir; Sr.     Colonial Intermediate High
                    V.P.           Income Fund                   V.P.
                    IPC Mbr.     Colonial Advisory Services,
                                   Inc.                          Exec. V.P.

Evans, C. Frazier   Dir.;        Colonial Investment Services,
                    Sr.V.P.        Inc.                          Sr. V.P.

Feingold, Andrea S. V.P.         Colonial Intermediate High
                                   Income Fund                   V.P.
                                 Colonial Advisory Services,
                                   Inc.                          Sr. V.P.

Feloney, Joseph L.  V.P.         Colonial Investment Services,
                                   Inc.                          A.V.P.

Finnemore,          V.P.         Colonial Advisory Services,
 Leslie W.                         Inc.                          Sr. V.P.

Franklin,           Sr. V.P.
 Fred J.

Gauger, Richard     V.P.

Gerokoulis,         V.P.         Colonial Investment Services,
 Stephen A.                        Inc.                          Sr. V.P.

Gibson, Stephen E.  Dir.; Pres.; The Colonial Group, Inc.        Dir.;
                    CEO; Exec.                                   Pres.; CEO;
                    Cmte. Mbr.                                   Exec. Cmte.
                                                                 Mbr.
                                 Colonial Investment Services,   Dir.; Chm.
                                    Inc.
                                 Colonial Advisory Services,     Dir.; Chm.
                                    Inc.
                                 Colonial Investors Service      Dir.; Chm.
                                    Center, Inc.

Harasimowicz,       V.P.         Colonial Investment Services,
 Stephen                           Inc.                          V.P.

Harris, David       V.P.         Stein Roe Global Capital Mngmt  Principal

Hartford, Brian     V.P.

Haynie, James P.    V.P.         Colonial Advisory Services,
                                   Inc.                          Sr. V.P.

Hill, William       V.P.

Iudice, Jr. Philip  V.P.         The Colonial Group, Inc.        Controller,
                    Controller                                   Chief Acctg.
                                                                  Officer
                                 Colonial Investment Services,   CFO
                                   Inc.                          Treasurer
                                 Colonial Advisory Services,
                                   Inc.                          Controller

Jacoby, Timothy J.  Sr. V.P.     Colonial Trusts I through VII   Treasr.,CFO
                                 Colonial High Income
                                   Municipal Trust               Treasr.,CFO
                                 Colonial InterMarket Income
                                   Trust I                       Treasr.,CFO
                                 Colonial Intermediate High
                                   Income Fund                   Treasr.,CFO
                                 Colonial Investment Grade
                                   Municipal Trust               Treasr.,CFO
                                 Colonial Municipal Income
                                   Trust                         Treasr.,CFO
                                 LFC Utilities Trust             Treasr.,CFO

Johnson, Gordon     V.P.

Knudsen, Gail       V.P.

Koonce, Michael H.  V.P.;        Colonial Trusts I through VII   Asst. Sec.
                    Asst.        Colonial High Income
                    Sec.;          Municipal Trust               Asst. Sec.
                    Asst.        Colonial InterMarket Income
                    Clerk &        Trust I                       Asst. Sec.
                    Counsel      Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.
                                 LFC Utilities Trust             Asst. Sec.
                                 Colonial Investment Services,
                                   Inc.                          Asst. Clerk
                                 Colonial Investors Service
                                   Center, Inc.                  Asst. Clerk
                                 The Colonial Group, Inc.        Asst. Clerk
                                 Colonial Advisory Services,
                                   Inc.                          Asst. Clerk

Lennon, John E.     V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Lenzi, Sharon       V.P.

Lessard, Kristen    V.P.

Loring, William C.  V.P.

Lydecker, Peter L.  V.P.;        Colonial Trusts I through VII   Controller;CAO
                    Asst.        Colonial High Income
                    Treasurer      Municipal Trust               Controller;CAO
                                 Colonial InterMarket Income
                                   Trust I                       Controller;CAO
                                 Colonial Intermediate High
                                   Income Fund                   Controller;CAO
                                 Colonial Investment Grade
                                   Municipal Trust               Controller;CAO
                                 Colonial Municipal Income
                                   Trust                         Controller;CAO
                                 LFC Utilities Trust             Controller;CAO

MacKinnon,          Dir.;
  Donald S.         Sr.V.P.

Newman, Maureen     V.P.

Ostrander, Laura    V.P.

Peters, Helen F.    Dir.;        Colonial Advisory Services,     Dir. Pres.,
                    Sr.V.P.;       Inc.                          CEO
                    IPC Mbr.

Peterson, Ann T.    V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Rao, Gita           V.P.

Reading, John       V.P.;        Colonial Investors Service
                    Asst.          Center, Inc.                  Asst. Clerk
                    Sec.;        The Colonial Group, Inc.        Asst. Clerk
                    Asst         Colonial Advisory Services,
                    Clerk and      Inc.                          Asst. Clerk
                    Counsel      Colonial Investment Services,
                                   Inc.                          Asst. Clerk
                                 Colonial Trusts I through VII   Asst. Sec.
                                 Colonial High Income
                                   Municipal Trust               Asst. Sec.
                                 Colonial InterMarket Income
                                   Trust I                       Asst. Sec.
                                 Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.
                                 LFC Utilities Trust             Asst. Sec.V.P.
                                 Colonial Trusts I through VII   Asst. Sec.

Rega, Michael       V.P.

Rie, Daniel         Sr.V.P.;     Colonial Advisory Services,
                    IPC Mbr.;      Inc.                          Exec. V.P.
                    Dir.

Scoon, Davey S.     Dir.;        Colonial Advisory Services,
                    Exe.V.P.;      Inc.                          Dir.
                    IPC Mbr.;    Colonial High Income
                    Exec. Comm.    Municipal Trust               V.P.
                    Mbr.         Colonial InterMarket Income
                                   Trust I                       V.P.
                                 Colonial Intermediate High
                                   Income Fund                   V.P.
                                 Colonial Investment Grade
                                   Municipal Trust               V.P.
                                 Colonial Municipal Income
                                   Trust                         V.P.
                                 Colonial Trusts I through VII   V.P.
                                 LFC Utilities Trust             V.P.
                                 Colonial Investors Service      Dir; Pres.
                                   Center, Inc.
                                 The Colonial Group, Inc.        COO; Ex. V.P.
                                 Colonial Investment Services,
                                   Inc.                          Director

Seibel, Sandra L.   V.P.

Spanos, Gregory     Sr. V.P.

Stern, Arthur O.    Exe.V.P.;    Colonial Advisory  Services,
                    Dir.;          Inc.                          Clerk, Dir.
                    Sec.;        Colonial High Income
                    Clrk. &        Municipal Trust               Secretary
                    Gnrl.        Colonial InterMarket Income
                    Counsel;       Trust I                       Secretary
                    IPC Mbr.     Colonial Intermediate High
                                   Income Fund                   Secretary
                                 Colonial Investment Grade
                                   Municipal Trust               Secretary
                                 Colonial Municipal Income
                                   Trust                         Secretary
                                 Colonial Trusts I through VII   Secretary
                                 LFC Utilities Trust             Secretary
                                 Colonial Investors Service
                                   Center, Inc.                  Clerk
                                 The Colonial Group, Inc.        Exec. V.P.;
                                                                 Clerk; General
                                                                 Counsel
                                 Colonial Investment Services,   Dir., Chrmn.
                                   Inc.                          Counsel; Clrk.

Stevens, Richard    V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Stoeckle, Mark      V.P.

Wallace, John       V.P.

Welsh, Stephen      Treasurer    The Colonial Group, Inc.        Treasurer
                                 Colonial Advisory Service,
                                   Inc.                          Treasurer
                                 Colonial Investors Service      Treasurer
                                   Center, Inc.                  Controller

Young, Deborah      V.P.         Colonial Investment Services
                                   Inc.                          V.P.
------------------------------------------------
*The Principal address of all of the officers and directors of the investment adviser is One Financial Center, Boston, MA 02111.

                The following sets forth business and other connections of each Director and officer of Stein Roe & Farnham Incorporated (only with respect to Colonial Municipal Money Market Fund which invests all of its assets in the SR&F Municipal Money Market Portfolio (Portfolio), which is managed by Stein Roe & Farnham Incorporated).

Stein Roe & Farnham Incorporated (Manager), the investment manager of the Portfolio, is a wholly owned subsidiary of SteinRoe Services Inc. (SSI), which in turn is a wholly owned subsidiary of Liberty Financial Companies, Inc.
(LFCI), which in turn is a subsidiary of Liberty Mutual Equity Corporation, which in turn is a subsidiary of Liberty Mutual Insurance Company (LMIC). The Manager acts as investment adviser to individuals, trustees, pension and profit-sharing plans, charitable organizations, and other investors. In addition to the Portfolio, it also acts as investment adviser to other investment companies having different investment policies.

For a two-year history of officers and directors of the Manager, please refer to the Form ADV of the Manager.

Certain directors and officers of the Manager also serve and have during the past two years served in various capacities as officers, directors or trustees of SSI, the SR&F Base Trust or investment companies managed by the Manager, as shown below. (The listed entities are all located at One South Wacker Drive, Chicago, IL 60606; the address of SteinRoe Variable Investment Trust and LFC Utilities is Federal Reserve Plaza, 600 Atlantic Avenue, Boston, MA 02110).

                                                                            Position Formerly
                                                                            Held Within Past
                                   Current Position                            Two Years
                                   ----------------                         -----------------
SteinRoe Services Inc.
Gary A. Anetsberger                Vice President
Timothy K. Armour                  Vice President
Jilaine Hummel Bauer               Vice President; Secretary
Kenneth J. Kozanda                 Vice President; Treasurer
Kenneth R. Leibler                 Director
C. Allen Merritt, Jr.              Director; Vice President
Hans P. Ziegler                    Director; President; Chairman            Vice Chairman

SR&F Base Trust
Gary A. Anetsberger                Senior Vice President                    Controller
Timothy K. Armour                  President; Trustee
Jilaine Hummel Bauer               Executive Vice President; Secretary
Thomas W. Butch                    Executive Vice President                 Vice President
Michael T. Kennedy                                                          Vice President
Hans P. Ziegler                    Executive Vice President

Stein Roe Income Trust
Gary A. Anetsberger                Senior Vice President                    Controller
Timothy K. Armour                  President; Trustee
Jilaine Hummel Bauer               Executive Vice President; Secretary


Thomas W. Butch                    Executive Vice President                 Vice President
Philip J. Crosley                  Vice President
Michael T. Kennedy                 Vice President
Stephen F. Lockman                 Vice President
Stephen P. Luetger                                                          Vice President
Lynn C. Maddox                     Vice President
Anne E. Marcel                     Vice President
Jane M. Naeseth                    Vice President
Thomas P. Sorbo                    Vice President
Hans P. Ziegler                    Executive Vice President

Stein Roe Investment Trust
Gary A. Anetsberger                Senior Vice President                    Controller
Timothy K. Armour                  President; Trustee
Jilaine Hummel Bauer               Executive Vice President; Secretary
Bruno Bertocci                     Vice President
David P. Brady                     Vice President
Thomas W. Butch                    Executive Vice President                 Vice President
Daniel K. Cantor                   Vice President
Philip J. Crosley                  Vice President
E. Bruce Dunn                      Vice President
Erik P. Gustafson                  Vice President
David P. Harris                    Vice President
Harvey B. Hirschhorn               Vice President
Eric S. Maddix                     Vice President
Lynn C. Maddox                     Vice President
Anne E. Marcel                     Vice President
Arthur J. McQueen                  Vice President
Richard B. Peterson                Vice President
Gloria J. Santella                 Vice President
Thomas P. Sorbo                    Vice President
Hans P. Ziegler                    Executive Vice President

Stein Roe Municipal Trust
Gary A. Anetsberger                Senior Vice President                    Controller
Timothy K. Armour                  President; Trustee
Jilaine Hummel Bauer               Executive Vice President; Secretary
Thomas W. Butch                    Executive Vice President                 Vice President
Joanne T. Costopoulos              Vice President
Philip J. Crosley                  Vice President
Lynn C. Maddox                     Vice President
Anne E. Marcel                     Vice President
M. Jane McCart                     Vice President
Thomas P. Sorbo                    Vice President
Hans P. Ziegler                    Executive Vice President

Stein Roe Advisor Trust
Gary A. Anetsberger                Senior Vice President
Timothy K. Armour                  President; Trustee
Jilaine Hummel Bauer               Executive Vice President; Secretary
Bruno Bertocci                     Vice President


David P. Brady                     Vice President
Thomas W. Butch                    Executive Vice President                 Vice President
Daniel K. Cantor                   Vice President
Philip J. Crosley                  Vice President
E. Bruce Dunn                      Vice President
Erik P. Gustafson                  Vice President
David P. Harris                    Vice President
Harvey B. Hirschhorn               Vice President
Eric S. Maddix                     Vice President
Lynn C. Maddox                     Vice President
Anne E. Marcel                     Vice President
Arthur J. McQueen                  Vice President
Richard B. Peterson                Vice President
Gloria J. Santella                 Vice President
Thomas P. Sorbo                    Vice President
Hans P. Ziegler                    Executive Vice President

Stein Roe Institutional Trust and Stein Roe Trust
Gary A. Anetsberger                Senior Vice President
Timothy K. Armour                  President; Trustee
Jilaine Hummel Bauer               Executive Vice President; Secretary
Thomas W. Butch                    Executive Vice President                 Vice President
Daniel K. Cantor                   Vice President
Philip J. Crosley                  Vice President
Michael T. Kennedy                 Vice President
Stephen F. Lockman                 Vice President
Steven P. Luetger                                                           Vice President
Lynn C. Maddox                     Vice President
Anne E. Marcel                     Vice President
Jane M. Naeseth                    Vice President
Thomas P. Sorbo                    Vice President
Hans P. Ziegler                    Executive Vice President

SteinRoe Variable Investment Trust
Gary A. Anetsberger                Treasurer
Timothy K. Armour                  Vice President
Jilaine Hummel Bauer               Vice President
E. Bruce Dunn                      Vice President
Erik P. Gustafson                  Vice President
Harvey B. Hirschhorn               Vice President
Michael T. Kennedy                 Vice President
Jane M. Naeseth                    Vice President
Richard B. Peterson                Vice President

LFC Utilities Trust
Gary A. Anetsberger                Vice President
Ophelia L. Barsketis               Vice President
Deborah A. Jansen                  Vice President

Item 29   Principal Underwriter
-------   ---------------------

(a) Colonial Investment Services, Inc. a subsidiary of Colonial Management Associates, Inc., Registrant's principal underwriter, also acts in the same capacity to Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust V, Colonial Trust VI, Colonial Trust VII; and sponsor for Colony Growth Plans (public offering of which were discontinued June 14, 1971).

(b) The table below lists each director or officer of the principal underwriter named in the answer to Item 21.

(1)                 (2)                   (3)

Name and Principal  Position and Offices  Positions and
Business Address*   with Principal        Offices with
                    Underwriter           Registrant
------------------  -------------------   --------------

Babbitt, Debra         V.P. and              None
                       Comp. Officer

Ballou, Rich           Regional V.P.         None

Balzano, Christine R.  V.P.                  None

Bartlett, John         Sr. V.P.              None

Bartsokas, David       Regional V.P.         None

Carroll, Greg          Regional V.P.         None

Chrzanowski,           Regional V.P.         None
 Daniel

Clapp, Elizabeth A.    V.P.                  None

Crossfield, Andrew     Regional V.P.         None

Daniszewski,           V.P.                  None
 Joseph J.

Davey, Cynthia         Regional Sr. V.P.     None

Desilets, Marian       V.P.                  None

Donovan, John          Regional V.P.         None

Downey, Christopher    V.P.                  None

Eckelman, Bryan        Sr. V.P.              None

Emerson, Kim P.        Regional V.P.         None

Erickson, Cynthia G.   Sr. V.P.              None

Evans, C. Frazier      Sr. V.P.              None

Feldman, David         Regional V.P.         None

Gerokoulis,            Sr. V.P.              None
 Stephen A.

Gibson, Stephen E.     Director; Chairman    None
                        of the Board

Goldberg, Matthew      Regional V.P.         None

Harasimowicz,          V.P.                  None
 Stephen

Harrington, Tom        Sr. Regional V.P.     None

Hodgkins, Joseph       Sr. Regional V.P.     None

Iudice, Jr., Philip    Treasurer and CFO     None

Karagiannis,           Sr. V.P.              None
 Marilyn

Kelley, Terry M.       Regional V.P.         None

Kelson, David W.       Sr. V.P.              None

Lloyd, Judith H.       Sr. V.P.              None

Menchin, Catherine     V.P.                  None

Moberly, Ann R.        Regional Sr. V.P.     None

Morner, Patrick        V.P.                  None

Nerney, Andrew         Regional V.P.         None

Nolin, Kevin           V.P.                  None

O'Shea, Kevin          Sr. V.P.              None

Predmore, Tracy        Regional V.P.         None

Reed, Christopher B.   Sr. Regional V.P.     None

Scarlott, Rebecca      V.P.                  None

Scoon, Davey           Director              V.P.

Scott, Michael W.      Sr. V.P.              None

Spanos, Gregory J.    Sr. V.P.               None

Stern, Arthur O.      Clerk and              Secretary
                      Counsel, Dir.

Studer, Eric          Regional V.P.          None

Sutton, R. Andrew     Regional V.P.          None

VanEtten, Keith H.    V.P.                   None

Villanova, Paul       Regional V.P.          None

Wallace, John         V.P.                   None

Welsh, Stephen        Treasurer              Asst. Treasurer

Wess, Valerie         Regional V.P.          None

Young, Deborah        V.P.                   None

--------------------------
* The address for each individual is One Financial Center, Boston, MA
02111.

Item 30.        Location of Accounts and Records

                Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include Registrant's Secretary; Registrant's investment adviser and/or administrator, Colonial Management Associates, Inc.; Registrant's principal underwriter, Colonial Investment Services, Inc.; Registrant's transfer and dividend disbursing agent, Colonial Investors Service Center, Inc.; and the Registrant's custodians, UMB, n.a. and Boston Safe Deposit and Trust Company. The address for each person except the Registrant's custodians is One Financial Center, Boston, MA 02111. The address for UMB, n.a. is 928 Grand Avenue, Kansas City, MO 64106. The address for Boston Safe Deposit and Trust Company is One Boston Place, Boston, MA 02108.

Item 31.        Management Services

                See Item 5(c), Part A and Item 16(d), Part B.

Item 32.        Undertakings

                (a)    Not applicable

                (b) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

                (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's series' latest annual report to shareholders upon request and without charge.

                                  ************

                                     NOTICE

      A copy of the Agreement and Declaration of Trust, as amended, of Colonial Trust IV (Trust) is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement is not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Colonial Trust IV, certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No 46 to its Registration Statement under the Securities Act of 1933 and Amendment No. 44 to its Registration Statement under the Investment Company Act of 1940, to be signed in this City of Boston in The Commonwealth of Massachusetts on this 28th day of July, 1997.


                                            COLONIAL TRUST IV



                                            By: /s/ HAROLD W. COGGER
                                                --------------------------------
                                                    Harold W. Cogger, President


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                                   TITLE                             DATE
----------                                   -----                             ----

/s/   HAROLD W. COGGER                       President (chief                  July 28, 1997
-------------------------------              executive officer)
      Harold W. Cogger



/s/   TIMOTHY J. JACOBY                      Treasurer and Chief               July 28, 1997
-------------------------------              Financial Officer
      Timothy J. Jacoby                      (principal financial
                                             officer)



/s/   PETER L. LYDECKER                      Controller and Chief              July 28, 1997
-------------------------------              Accounting Officer
      Peter L. Lydecker                      (principal accounting officer)


/s/   ROBERT J. BIRNBAUM *                   Trustee
-------------------------------
      Robert J. Birnbaum



/s/   TOM BLEASDALE *                        Trustee
-------------------------------
      Tom Bleasdale



/s/   LORA S. COLLINS *                      Trustee
-------------------------------
      Lora S. Collins



/s/   JAMES E. GRINNELL *                    Trustee
-------------------------------
      James E. Grinnell



/s/   WILLIAM D. IRELAND, JR. *              Trustee                           /s/ * NANCY L. CONLIN
-------------------------------                                                 -------------------------------
      William D. Ireland, Jr.                                                        Nancy L. Conlin
                                                                                     Attorney-in-fact
                                                                                     For each Trustee
                                                                                     July 28, 1997

/s/   RICHARD W. LOWRY *                     Trustee
-------------------------------
      Richard W. Lowry



/s/   WILLIAM E. MAYER *                     Trustee
-------------------------------
      William E. Mayer



/s/   JAMES L. MOODY, JR. *                  Trustee
-------------------------------
      James L. Moody, Jr.



/s/   JOHN J. NEUHAUSER *                    Trustee
-------------------------------
      John J. Neuhauser



/s/   GEORGE L. SHINN *                      Trustee
-------------------------------
      George L. Shinn



/s/   ROBERT L. SULLIVAN *                   Trustee
-------------------------------
      Robert L. Sullivan



/s/   SINCLAIR WEEKS, JR. *                  Trustee
-------------------------------
      Sinclair Weeks, Jr.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the SR&F Base Trust certifies that Colonial Trust IV meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of Colonial Trust IV, insofar as it relates to Colonial Municipal Money Market Fund of said Trust under the Securities Act of 1933 and Amendment No. 44 to its Registration Statement under the Investment Company Act of 1940, to be signed in the City of Chicago and the State of Illinois on this 28th day of July, 1997.


                                           SR&F BASE TRUST



                                           By: /s/ TIMOTHY K. ARMOUR
                                               ---------------------------------
                                                   Timothy K. Armour, President


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A of Colonial Trust IV has been signed below by the following trustees and officers of SR&F Base Trust in their capacities and on the date indicated.


SIGNATURES                                   TITLE                             DATE
----------                                   -----                             ----

/s/   TIMOTHY K. ARMOUR                      President (Principal
-------------------------------              Executive Officer and             July 28, 1997
       Timothy K. Armour                     Trustee)



/s/   GARY A. ANETSBERGER                    Senior Vice President
-------------------------------              and Chief Financial               July 28, 1997
       Gary A. Anetsberger                   Officer (Principal
                                             Financial Officer)



/s/   SHARON R. ROBERTSON                    Controller (Principal
-------------------------------              Accounting Officer)               July 28, 1997
       Sharon R. Robertson


/s/   KENNETH L. BLOCK                       Trustee
-------------------------------
       Kenneth L. Block



/s/   WILLIAM W. BOYD                        Trustee
-------------------------------
       William W. Boyd



/s/   LINDSAY COOK                           Trustee
-------------------------------
       Lindsay Cook



/s/   DOUGLAS A. HACKER                      Trustee
-------------------------------
       Douglas A. Hacker



/s/   FRANCIS W. MORLEY                      Trustee
-------------------------------
       Francis W. Morley



/s/   CHARLES R. NELSON                      Trustee
-------------------------------
       Charles R. Nelson



/s/   THOMAS C. THEOBALD                     Trustee
-------------------------------
       Thomas C. Theobald



/s/   JANET LANGFORD KELLY                   Trustee
-------------------------------
       Janet Langford Kelly


                                  EXHIBIT INDEX


1.       Amendment No. 4 to the Agreement and Declaration of Trust

11.(a)   Consent of Independent Accountants

11.(b) Consent of Independent Auditors (SR&F Municipal Money Market Portfolio, master fund of CMMMF)

17.(a)   Financial Data Schedule (Class A) (CTEF)

17.(b)   Financial Data Schedule (Class B) (CTEF)

17.(c)   Financial Data Schedule (Class A) (CTEIF)

17.(d)   Financial Data Schedule (Class B) (CTEIF)

17.(e)   Financial Data Schedule (Class A) (CUF)

17.(f)   Financial Data Schedule (Class B) (CUF)

17.(g)   Financial Data Schedule (Class A) (CMMMF)

17.(h)   Financial Data Schedule (Class B) (CMMMF)

17.(i)   Financial Data Schedule (Class A) (CHYMF)

17.(j)   Financial Data Schedule (Class B) (CHYMF)

17.(k)   Financial Data Schedule (Class A) (CITEF)

17.(l)   Financial Data Schedule (Class B) (CITEF)